UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23466

Name of Fund: BlackRock Health Sciences Term Trust (BMEZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Health Sciences Term Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2025

Date of reporting period: 12/31/2025

Item 1 – Reports to Stockholders

 (a) The Reports to Shareholders are attached herewith.

December 31, 2025
2025 Annual Report

BlackRock Energy and Resources Trust (BGR)
BlackRock Enhanced Equity Dividend Trust (BDJ)
BlackRock Enhanced Global Dividend Trust (BOE)
BlackRock Enhanced International Dividend Trust (BGY)
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
BlackRock Health Sciences Term Trust (BMEZ)
BlackRock Health Sciences Trust (BME)
BlackRock Resources & Commodities Strategy Trust (BCX)
BlackRock Science and Technology Term Trust (BSTZ)
BlackRock Science and Technology Trust (BST)
BlackRock Technology and Private Equity Term Trust (BTX)
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Enhanced Large Cap Core Fund, Inc.’s (CII), BlackRock Health Sciences Term Trust’s (BMEZ), BlackRock Health Sciences Trust’s (BME), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Term Trust’s (BSTZ), BlackRock Science and Technology Trust’s (BST), BlackRock Technology and Private Equity Term Trust (BTX) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the "Trusts" or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2025
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR	$ 0.338504	$ —	$ —	$ 0.829096	$ 1.167600	29%	— %	— %	71%	100%
BDJ	0.341423	0.004629	0.509778	—	0.855830	40	1	59	—	100
BOE	0.146525	—	0.845875	—	0.992400	15	—	85	—	100
BGY	0.072755	—	0.361962	0.076483	0.511200	14	—	71	15	100
CII	—	—	2.057000	—	2.057000	—	—	100	—	100
BMEZ	—	—	0.464920	1.406140	1.871060	—	—	25	75	100
BME	0.119046	—	2.868473	0.157681	3.145200	4	—	91	5	100
BCX	0.267599	—	—	0.568801	0.836400	32	—	—	68	100
BSTZ	—	—	2.817036	—	2.817036	—	—	100	—	100
BST	—	—	4.201471	—	4.201471	—	—	100	—	100
BTX	—	—	—	0.901470	0.901470	—	—	—	100	100
BUI	0.259695	0.240576	2.170008	—	2.670279	10	9	81	—	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Section 19(b) Disclosure
Each Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees or Board of Directors, as applicable  (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”).  In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:
Trust Name	Amount Per Common Share
BGR	$ 0.097300
BDJ	0.061900
BOE	0.082700
BGY	0.042600
CII	0.141000
BMEZ	0.110000
BME	0.262100
BCX	0.069700
BSTZ	0.162500
BST	0.250000
BTX	0.052500
BUI	0.136000
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about  a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

2025 BlackRock Annual Report to Shareholders

Supplemental Information (unaudited) (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BDJ’s and BUI’s  prospectuses for a more complete description of each Trust’s risks.
Supplemental Information

Table of Contents

Option Over-Writing Strategy
Overview
In general, the goal of each of BDJ, BOE, BGY and CII (the "Trust") is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration.  The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Option Over-Writing Strategy / Derivative Financial Instruments

Trust Summary as of December 31, 2025

BlackRock Energy and Resources Trust (BGR)
Investment Objective
BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives.
On November 10, 2025, the Trust changed its investment objectives and removed the options writing strategy as a principal investment strategy.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($13.54)(a)	8.62%
Current Monthly Distribution per Common Share(b)	$0.097300
Current Annualized Distribution per Common Share(b)	$1.167600

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 13.54	$ 12.61	7.38%	$ 14.03	$ 11.27
Net Asset Value	14.18	13.77	2.98	14.71	12.27
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Energy and Resources Trust (BGR)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	12.35%	18.80%	7.21%
Trust at Market Price(a)(b)	17.15	21.06	7.95
MSCI World Energy Index (Net)(c)	13.32	19.54	7.62
MSCI World Energy Call Overwrite Index(d)	14.53	18.99	N/A

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
Effective November 10, 2025, the Trust changed its benchmark from MSCI World Energy Call Overwrite Index to MSCI World Energy Index (Net) in connection with the removal of the options writing strategy from the Trust’s principal investment strategies.

(d)
An index that incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Holdings in oil services and uranium companies were notable contributors to the Trust’s performance in the annual period.
An out-of-benchmark position in the oil services company TechnipFMC PLC was a leading positive contributor at the individual holding level. The company exceeded earnings expectations on multiple occasions, and it reported rising profit margins and improving free cash flow. Another out-of-benchmark holding in oil services, the French liquid natural gas tanker operator Gaztransport et Technigaz SA, further contributed. The company announced new orders, supporting its earnings outlook. The Trust also benefited from its zero weighting in the underperforming midstream infrastructure company ONEOK, Inc.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy made a positive contribution to performance. The Trust ceased the options overwriting strategy on November 10, 2025.
On the negative side, the Trust’s underweight in the integrated oil and gas company BP PLC was a notable detractor. The stock rose following an oil discovery at the beginning of August. An out-of-benchmark position in the exploration and production company Kosmos Energy Ltd. underperformed due to the impact of weaker oil prices on its profits. An underweight in the integrated oil company Eni SpA, which exceeded earnings expectations and returned capital to shareholders, also detracted.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
In the first quarter, the Trust rotated out of Canadian midstream pipeline companies and added positions in integrated energy companies and U.S.-based refiners. The second quarter saw a move to reduce sensitivity to oil prices following OPEC’s decision to raise production. The investment adviser sold select holdings in European energy stocks and U.S. companies with exposure to the Permian Basin, and it added a U.S. midstream energy company. During the third quarter, the Trust reduced positions in Chevron Corp. and Hess Corp. following the merger of the two companies, and it added to refiners. It also reduced the portfolio’s weighting in uranium stocks. Late in 2025, the Trust exited a Canadian oil and gas producer and reduced positions in European integrated energy companies. The Trust initiated an investment in a gas infrastructure stock, and it added select holdings in the LNG, oil services, and U.S. refining subsectors.
Describe portfolio positioning at period end.
At the end of the period, 53.8% of the portfolio was invested in the integrated oil & gas industry, 22.1% in distribution, 12.4% in exploration & production, 4.8% in refining & marketing, 3.7% in other oil services, 1.6% in uranium, and 1.7% in cash.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Energy and Resources Trust (BGR)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Exxon Mobil Corp.	21.0%
Chevron Corp.	11.9
Shell PLC	10.4
TotalEnergies SE	6.8
Williams Cos., Inc.	4.3
TC Energy Corp.	4.0
Canadian Natural Resources Ltd.	3.8
ConocoPhillips	3.5
Kinder Morgan, Inc.	3.5
Suncor Energy, Inc.	3.3

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Oil, Gas & Consumable Fuels	94.0%
Chemicals	2.6
Energy Equipment & Services	2.4
Consumer Staples Distribution & Retail	1.0

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock Enhanced Equity Dividend Trust (BDJ)
Investment Objective
BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($9.48)(a)	7.84%
Current Monthly Distribution per Common Share(b)	$0.061900
Current Annualized Distribution per Common Share(b)	$0.742800

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 9.48	$ 8.28	14.49%	$ 9.48	$ 7.60
Net Asset Value	9.74	9.02	7.98	9.87	8.17
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Enhanced Equity Dividend Trust (BDJ)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	18.75%	10.80%	9.88%
Trust at Market Price(a)(b)	25.91	12.40	11.06
MSCI USA Value Call Overwrite Index(c)	12.24	9.85	N/A
Russell 1000® Value Index	15.91	11.33	10.53

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Security selection in the consumer discretionary sector, particularly in the retail industry, made the largest contribution to performance. An overweight in the sector contributed, as well. Stock selection in healthcare also helped results, led by the healthcare providers & services industry. Selection in industrials and energy further contributed.
Stock selection in the utilities sector was the largest detractor. Positioning in the semiconductors & semiconductor equipment and media industries also weighed on results.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The options overlay strategy contributed to relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the materials and consumer staples sectors increased as a result of both investment activity and price movements. Its allocations to financials and consumer discretionary decreased.
Describe portfolio positioning at period end.
The Trust’s largest absolute allocations were in financials, healthcare, and industrials. Relative to the benchmark, the most significant overweights were in materials, industrials, and healthcare. The Trust’s largest underweights were in communication services, consumer discretionary, and information technology.
As of December 31, 2025, the Trust had in place an option overwriting program whereby 50.4% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 4.5% out of the money).
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Enhanced Equity Dividend Trust (BDJ)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Wells Fargo & Co.	3.5%
Citigroup, Inc.	3.2
SS&C Technologies Holdings, Inc.	2.6
First Citizens BancShares, Inc.	2.6
Amazon.com, Inc.	2.5
Intercontinental Exchange, Inc.	2.5
Becton Dickinson & Co.	2.4
Dollar General Corp.	2.3
Samsung Electronics Co. Ltd.	2.2
Baxter International, Inc.	2.1

SECTOR ALLOCATION
Sector(b)	Percent of Total Investments(a)
Financials	22.2%
Health Care	14.3
Industrials	13.2
Information Technology	11.0
Communication Services	7.5
Materials	7.3
Consumer Staples	7.2
Energy	5.7
Consumer Discretionary	4.2
Utilities	4.1
Real Estate	3.3

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Trust Summary as of December 31, 2025

BlackRock Enhanced Global Dividend Trust (BOE)
Investment Objective
BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($11.71)(a)	8.47%
Current Monthly Distribution per Common Share(b)	$0.082700
Current Annualized Distribution per Common Share(b)	$0.992400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 11.71	$ 10.77	8.73%	$ 11.82	$ 9.66
Net Asset Value	12.89	12.05	6.97	13.02	10.68
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Enhanced Global Dividend Trust (BOE)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	16.71%	8.77%	7.85%
Trust at Market Price(a)(b)	18.62	9.26	8.01
MSCI ACWI Call Overwrite Index(c)	19.62	10.30	N/A
MSCI ACWI (Net)	22.34	11.19	11.72

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
In sector terms, positive contributions to the Trust’s performance relative to the benchmark were led by stock selection within financials and communication services, while underweights to financials and consumer discretionary also contributed.
In terms of individual positions, Spanish bank, Banco Bilbao Vizcaya Argentaria (“BBVA”) led contributions. European banks broadly had very strong performance in 2025 supported by a favorable yield curve, hopes for fiscal stimulus and positive corporate commentary. BBVA continuously reported strong earnings throughout the year and displayed strong capital allocation discipline in announcing further returns to shareholders. While BBVA is a high-quality bank with a potential growth trajectory through its footprint in Mexico, the position was trimmed to reflect the stock’s shifting risk-reward profile give the strong price appreciation. General Electric Company (doing business as GE Aerospace) also outperformed as the U.S. aerospace and defense company saw strong order momentum and robust earnings. In addition, the company raised guidance as it is benefiting from structural tailwinds in high-performance propulsion and commercial aerospace demand. Execution strength and a healthy backlog of business help underpin confidence in the company’s growth going forward, reinforcing GE Aerospace’s strong positioning across next generation platforms and services. Holdings of Broadcom Inc. contributed positively as the U.S. semiconductor company experienced resilient demand across its networking and custom silicon segments, while benefiting from exposure to AI-related workloads. Broadcom remains positioned to benefit as AI infrastructure development spending shifts from graphical processing units (“GPUs”) to more tailored application-specific integrated circuits (“ASICs”) where Broadcom is a leader. In this vein, Broadcom shares moved steadily higher for much of the year and received an additional boost in September on news that the company had added another major AI customer. While the stock experienced some volatility late in the year, the Trust continues to favor this exposure given the company’s leadership in the ASICs which are critical for improving AI model efficiency.
In sector terms, stock selection in healthcare, information technology and industrials weighed most heavily on relative return, while an overweight to healthcare also detracted.
In terms of individual detractors, shares of Danish pharmaceutical company Novo Nordisk A/S came under pressure during the period on pricing concerns and competitive headwinds in diabetes and obesity treatments. The Trust exited the stock as the company’s expected market share gains failed to be reflected in prescription data and on concerns around expiring patents and the introduction by competitors of oral treatments that could reduce demand for Novo Nordisk’s injectable solutions. Holdings of UnitedHealth Group Inc. detracted as rising medical cost trends and margin compression in Medicare Advantage weighed on sentiment with respect to the U.S. managed care company. In early 2025, the company pulled its earnings guidance after costs rose faster than expected, driven by higher-than-priced utilization of Medicare Advantage plans, and payment cuts under the new Centers for Medicare & Medicaid Services (“CMS”) risk model. UnitedHealth subsequently reaffirmed its earnings outlook, achieving strong CMS ratings with 78% of plans scoring four stars or higher, and detailing margin recovery initiatives such as benefit adjustments, refined coverage and improved coding. The Trust added to the position in UnitedHealth on weakness as the managed care industry has structural tailwinds given the lower costs per patient to the government than the alternative fee-for-service model. Accenture, the global professional services and IT consulting company, detracted from relative performance during the period as macro uncertainty weighed on corporate technology budgets, leading to delays in discretionary spending and implementing large transformation projects. Concerns around potential cuts to government spending further pressured the stock, while weakness in consulting demand and slower decision cycles impacted revenue growth. Margin compression from higher costs added to investor caution, and debate around whether AI acts as a tailwind by driving advisory opportunities or a structural headwind by automating services created additional uncertainty.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the period. The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Enhanced Global Dividend Trust (BOE)
Describe recent portfolio activity.
During the period, the Trust reduced exposure to the information technology, industrials and healthcare sectors, while adding to financials, consumer discretionary and communication services.
Describe portfolio positioning at period end.
At the end of the period, the Trust’s largest sector overweights were to industrials, financials and consumer staples. In regional terms, the portfolio was most overweight Europe.
As of December 31, 2025, the Trust had in place an option overwriting program whereby 43.2% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.3% out of the money) and for maturities averaging 54.9 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Microsoft Corp.	5.0%
Alphabet, Inc.	4.4
Broadcom, Inc.	4.2
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6
AstraZeneca PLC	3.0
CMS Energy Corp.	2.8
Coca-Cola Co.	2.8
Allianz SE	2.7
Apple, Inc.	2.4
Applied Materials, Inc.	2.3

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments
United States	62.8%
United Kingdom	9.3
Taiwan	5.4
France	4.5
Germany	4.1
Spain	3.6
China	2.5
Netherlands	1.9
India	1.5
Japan	1.5
South Korea	1.1
Other#	1.8

(a)	Excludes short-term securities, short investments and options, if any.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Schedule of Investments for such countries/geographic regions.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock Enhanced International Dividend Trust (BGY)
Investment Objective
BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($5.88)(a)	8.69%
Current Monthly Distribution per Common Share(b)	$0.042600
Current Annualized Distribution per Common Share(b)	$0.511200

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 5.88	$ 5.31	10.73%	$ 5.92	$ 4.93
Net Asset Value	6.30	5.91	6.60	6.37	5.38
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed markets countries (excluding the United States) and certain emerging markets countries.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Enhanced International Dividend Trust (BGY)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	16.51%	7.28%	6.95%
Trust at Market Price(a)(b)	21.03	7.96	7.35
MSCI ACWI ex USA Call Overwrite Index(c)	28.36	6.92	N/A
MSCI ACWI ex USA Index (Net)	32.39	7.91	8.41

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
In sector terms, a lack of exposure to real estate contributed the most to the Trust’s relative return for the 12 months.
In terms of individual positions, Spanish bank, Banco Bilbao Vizcaya Argentaria (“BBVA”) led contributions. European banks broadly had very strong performance in 2025 supported by a favorable yield curve, hopes for fiscal stimulus and positive corporate commentary. BBVA continuously reported strong earnings throughout the year and displayed strong capital allocation discipline in announcing further returns to shareholders. While BBVA is a high-quality bank with a potential growth trajectory through its footprint in Mexico, the position was trimmed to reflect the stock’s shifting risk-reward profile give the strong price appreciation. General Electric Company (doing business as GE Aerospace) also outperformed as the U.S. aerospace and defense company saw strong order momentum and robust earnings. In addition, the company raised guidance as it is benefiting from structural tailwinds in high-performance propulsion and commercial aerospace demand. Execution strength and a healthy backlog of business help underpin confidence in the company’s growth going forward, reinforcing GE Aerospace’s strong positioning across next generation platforms and services. Toronto-Dominion Bank (doing business as TD Bank Group) was another leading contributor as the Canadian financial services company benefited from a favorable yield curve and improving U.S. profitability driven by restructuring initiatives. The bank delivered strong execution with revenues above expectations and strong earnings, while management issued an encouraging forecast for fiscal 2026. Confidence in the franchise was further reinforced by capital returns to shareholders highlighted by a dividend increase and announcement of a share buyback program, underscoring the bank’s strong positioning and disciplined capital management.
Stock selection in industrials, information technology and healthcare detracted from relative return, along with overweights to information technology and healthcare.
In terms of individual detractors, shares of Danish pharmaceutical company Novo Nordisk A/S came under pressure during the period on pricing concerns and competitive headwinds in diabetes and obesity treatments. The Trust exited the stock as the company’s expected market share gains failed to be reflected in prescription data and on concerns around expiring patents and the introduction by competitors of oral treatments which could reduce demand for Novo Nordisk’s injectable solutions. Keyence Corp., the Japanese factory automation and sensor technology company, saw its shares decline as slowing global industrial activity and weaker capital expenditure trends weighed on demand for automation solutions. The Trust exited the position on concerns about the pace of recovery in Keyence’s core business, as its exposure to China remains a headwind. The proceeds were reallocated to Shin-Etsu Chemical Co., Ltd., the largest chemical company in Japan, based on stronger fundamentals and more compelling growth drivers. Japanese automation company SMC Corp. was another laggard on softer factory automation demand driven by weaker capital investment and broader macroeconomic uncertainty. In August, the Trust exited the position in SMC Corp. following signs of deteriorating end market demand and rising competitive pressures, compounded by the company’s recent capacity additions in Vietnam that posed additional risks to profitability.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the reporting period. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the period, the Trust reduced its exposure to the consumer staples, healthcare, industrials and information technology sectors, moving from overweight to underweight allocations vs. the benchmark. Conversely, the Trust added to its financials and consumer discretionary allocations, moving from underweights to overweights.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Enhanced International Dividend Trust (BGY)
Describe portfolio positioning at period end.
At the end of the period, the Trust’s largest sector overweights were in consumer discretionary, communication services and financials. Regionally, the majority of portfolio assets comprised securities listed in Europe, excluding the United Kingdom.
As of December 31, 2025, the Trust had in place an option overwriting program whereby 43.6% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.2% out of the money) and for maturities averaging 59.7 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.2%
Shell PLC	4.2
Teck Resources Ltd.	3.3
SAP SE	3.2
Tencent Holdings Ltd.	3.2
FinecoBank Banca Fineco SpA	3.1
AstraZeneca PLC	3.0
Atlas Copco AB	3.0
Koninklijke KPN NV	3.0
Sony Group Corp.	2.9

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments
United Kingdom	11.3%
France	9.4
Japan	9.3
Germany	7.8
Netherlands	7.6
Canada	7.2
Taiwan	6.9
China	6.1
Sweden	5.6
United States	5.5
Spain	4.7
India	3.9
South Korea	3.3
Italy	3.1
Switzerland	2.8
Finland	2.1
Singapore	1.9
Mexico	1.5

(a)	Excludes short-term securities, short investments and options, if any.
Trust Summary

Trust Summary as of December 31, 2025

BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
Investment Objective
BlackRock Enhanced Large Cap Core Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($23.37)(a)	7.24%
Current Monthly Distribution per Common Share(b)	$0.141000
Current Annualized Distribution per Common Share(b)	$1.692000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 23.37	$ 20.10	16.27%	$ 25.88	$ 16.50
Net Asset Value	22.62	21.43	5.55	24.65	17.95
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 93% of the Russell 3000® Index.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	25.43%	13.58%	12.91%
Trust at Market Price(a)(b)	38.16	16.50	14.04
MSCI USA Call Overwrite Index(c)	14.90	12.42	N/A
Russell 1000® Index	17.37	13.59	14.59

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
The largest contributors to the Trust’s performance relative to the benchmark over the period were security selection decisions in the information technology sector, allocation decisions in the financials sector, and selection decisions in the industrials sector. Within information technology, the largest contributor to relative performance was an overweight position in communication equipment company Ciena Corp. In financials, an overweight to mortgage lender Rocket Companies Inc. within the financial services industry proved most beneficial. Within industrials, an overweight to heating, ventilation, and air conditioning company Johnson Controls International plc in the building products industry was most additive.
The largest detractors from the Trust’s performance over the period were security selection decisions in the materials and communication services sectors. Within materials, the biggest detractor was an overweight position in Air Products & Chemicals Inc., a provider of gases and chemicals for industrial use. Within communication services, an underweight to Google-parent Alphabet Inc. within media & services proved detrimental. There were no other sector-level detractors for the period.
The Trust utilized an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the 12-month period. The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on its investment strategy.
Describe recent portfolio activity.
Due to a combination of market changes and portfolio activity, the Trust’s exposure to the industrials and communication services sectors increased while exposure to consumer staples and utilities decreased. The Trust did not add any new private companies during the year.
Describe portfolio positioning at period end.
As of December 31, 2025, the Fund had an options overwriting program in place whereby 55.5% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 5.3% out of the money) with an average time until expiration of approximately 54 days. In the public portion of the portfolio, the largest sector overweights were in industrials and communication services while the largest underweights were in consumer staples and utilities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Microsoft Corp.	7.0%
Amazon.com, Inc.	6.9
NVIDIA Corp.	6.5
Meta Platforms, Inc.	5.3
Alphabet, Inc.	5.0
Cardinal Health, Inc.	4.3
Ciena Corp.	4.1
Visa, Inc.	3.6
Apple, Inc.	3.6
Broadcom, Inc.	3.1

SECTOR ALLOCATION
Sector(b)	Percent of Total Investments(a)
Information Technology	36.0%
Financials	14.2
Communication Services	13.4
Industrials	11.6
Health Care	10.5
Consumer Discretionary	9.9
Materials	2.2
Energy	2.2

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock Health Sciences Term Trust (BMEZ)
Investment Objective
BlackRock Health Sciences Term Trust’s (BMEZ) (the “Trust”) investment objectives are to provide total return and income primarily through long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries.
On November 10, 2025, the Trust changed its investment objectives and removed the options writing strategy as a principal investment strategy.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($15.05)(a)	8.77%
Current Monthly Distribution per Common Share(b)	$0.110000
Current Annualized Distribution per Common Share(b)	$1.320000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 15.05	$ 14.40	4.51%	$ 16.60	$ 13.25
Net Asset Value	17.10	16.43	4.08	17.57	13.73
GROWTH OF $10,000 INVESTMENT

BMEZ commenced operations on January 30, 2020.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Health Sciences Term Trust (BMEZ)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	Since Inception(a)
Trust at NAV(b)(c)	17.89%	(1.80)%	6.57%
Trust at Market Price(b)(c)	18.38	(2.93)	4.30
STOXX Global Breakthrough Healthcare Index (Net)(d)(e)	18.84	(2.26)	5.43
MSCI ACWI (Net)	22.34	11.19	12.18
MSCI Custom ACWI SMID Growth HC Call Overwrite Index(f)	15.65	N/A	0.91

(a)	BMEZ commenced operations on January 30, 2020.
(b)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index that comprise of companies from selected countries exposed to a defined set of themes: Ageing Population, Automation & Robotics, Digitalisation, Breakthrough Healthcare.
These companies, or components of their business lines, are positioned to long-term structural trends driving social, economic and environmental change which, in the future, will have a substantial impact on their performance.

(e)
Effective November 10, 2025, the Trust changed its benchmark from MSCI Custom ACWI SMID Growth HC Call Overwrite Index to STOXX Global Breakthrough Healthcare Index (Net)
in connection with the removal of the options writing strategy from the Trust’s principal investment strategies.

(f)
An index representing the Health Care sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. The
MSCI ACWI SMID Cap Growth Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets countries.
The index commenced on March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Security selection contributed to performance in the annual period. Among individual holdings, an out-of-benchmark position in Alnylam Pharmaceuticals, Inc., which benefited from a better-than-expected product launch, was a top contributor. An out-of-benchmark position in Insmed, Inc. also contributed. The biotech company experienced growth on the strength of major clinical and regulatory milestones in its pipeline, including U.S. Food and Drug Administration approval for a new respiratory drug. An underweight in Sarepta Therapeutics, Inc. also contributed. The stock was pressured by safety concerns for one of its drugs.
Positioning in the pharmaceuticals subsector detracted from relative performance. An out-of-benchmark position in West Pharmaceutical Services, Inc., which was pressured by reduced guidance, was the largest individual detractor. An out-of-benchmark position in Sonova Holding AG also detracted, as the stock struggled due to macroeconomic headwinds and concerns about rising competition. A zero weighting in Intra-Cellular Therapies Inc., which was taken over at a premium, was an additional detractor of note.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the medical devices & supplies, biotechnology, and healthcare providers & services subsectors increased in 2025, while its weighting in the pharmaceuticals subsector fell.
Describe portfolio positioning at period end.
The Trust held 39.5% of net assets in the biotechnology subsector, 31.7% in medical devices and supplies, 21.0% in pharmaceuticals, and 3.9% in healthcare providers & services. These industry weightings were a result of bottom-up stock selection. The Trust no longer uses an option overwrite strategy.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Health Sciences Term Trust (BMEZ)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Johnson & Johnson	2.9%
Medtronic PLC	2.7
Merck & Co., Inc.	2.6
Roche Holding AG	2.6
Exact Sciences Corp.	2.5
Gilead Sciences, Inc.	2.5
PsiQuantum Corp.	2.3
Edwards Lifesciences Corp.	2.3
Guardant Health, Inc.	2.1
Abbott Laboratories	2.1

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Biotechnology	40.5%
Pharmaceuticals	20.3
Health Care Equipment & Supplies	15.8
Life Sciences Tools & Services	15.6
Health Care Providers & Services	5.5
Semiconductors & Semiconductor Equipment	2.3
Health Care Technology	— (c)

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
(c)	Rounds to less than 0.1%.
Trust Summary

Trust Summary as of December 31, 2025

BlackRock Health Sciences Trust (BME)
Investment Objective
BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objectives are to provide total return and income primarily through long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry.
On November 10, 2025, the Trust changed its investment objectives and removed the options writing strategy as a principal investment strategy.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($41.13)(a)	7.65%
Current Monthly Distribution per Common Share(b)	$0.262100
Current Annualized Distribution per Common Share(b)	$3.145200

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 41.13	$ 37.93	8.44%	$ 41.61	$ 34.86
Net Asset Value	43.97	41.20	6.72	45.28	37.85
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Health Sciences Trust (BME)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	15.82%	5.82%	8.99%
Trust at Market Price(a)(b)	17.67	3.56	7.36
Russell 3000® Health Care Index(c)	14.56	6.31	9.54
MSCI USA Investable Market Index Health Care Call Overwrite Index(d)	14.68	5.61	N/A

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
Effective November 10, 2025, the Trust changed its benchmark from MSCI USA Investable Market Index Health Care Call Overwrite Index to Russell 3000® Health Care Index in
connection with the removal of the options writing strategy from the Trust’s principal investment strategies.

(d)
An index that incorporates an option overlay component on the MSCI USA IMI Health Care Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Security selection made a positive contribution to relative performance during the reporting period. An underweight position in UnitedHealth Group, Inc, was the largest contributor at the individual security level. The stock was pressured by rising medical cost trends, management reshuffling, and regulatory headwinds. An overweight in Insmed, Inc. also contributed. The biotech company experienced growth on the strength of major clinical and regulatory milestones in its pipeline, including U.S. Food and Drug Administration approval for a new respiratory drug. An overweight in Alnylam Pharmaceuticals, Inc. which benefited from a better-than-expected product launch, was a further contributor.
On the other hand, an overweight in the medical devices & supplies subsector detracted from relative performance. Among individual positions, an underweight in Eli Lilly & Co. was a key detractor. The stock rallied behind solid financial performance and growth in its GLP-1 franchise. An underweight in Johnson & Johnson, which reported strong quarterly results and benefited from reduced concerns about its patent cliffs, also detracted. An underweight in the hospital operator HCA Healthcare hurt performance, as well. The shares benefited from the company’s strong fundamentals and improving outlook.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the pharmaceuticals, biotechnology, and healthcare providers & services subsectors increased in 2025, while its weighting in the medical devices & supplies subsector fell.
Describe portfolio positioning at period end.
The Trust held 31.4% of net assets in the pharmaceuticals subsector, 30.1% in medical devices and supplies, 27.5% in biotechnology, and 10.4% in healthcare providers & services. These industry weightings were a result of bottom-up stock selection. The Trust no longer uses an option overwrite strategy.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Health Sciences Trust (BME)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Eli Lilly & Co.	11.2%
Johnson & Johnson	8.6
AbbVie, Inc.	4.1
Abbott Laboratories	4.0
Merck & Co., Inc.	3.7
UnitedHealth Group, Inc.	3.6
Gilead Sciences, Inc.	3.3
Medtronic PLC	3.1
Amgen, Inc.	3.0
Thermo Fisher Scientific, Inc.	2.8

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Pharmaceuticals	31.5%
Biotechnology	27.8
Health Care Equipment & Supplies	21.2
Health Care Providers & Services	10.2
Life Sciences Tools & Services	9.0
Health Care Technology	0.3

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock Resources & Commodities Strategy Trust (BCX)
Investment Objective
BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources.
On November 10, 2025, the Trust changed its investment objectives and removed the options writing strategy as a principal investment strategy.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($10.98)(a)	7.62%
Current Monthly Distribution per Common Share(b)	$0.069700
Current Annualized Distribution per Common Share(b)	$0.836400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 10.98	$ 8.54	28.57%	$ 11.07	$ 8.00
Net Asset Value	11.54	9.58	20.46	11.65	8.76
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Resources & Commodities Strategy Trust (BCX)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	31.26%	13.68%	10.84%
Trust at Market Price(a)(b)	40.10	15.54	12.08
S&P Global Natural Resources Index (Net)(c)	28.86	10.61	10.38
MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(d)	31.99	10.74	N/A

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
Effective November 10, 2025, the Trust changed its benchmark from MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index to S&P Global Natural Resources Index (Net)
in connection with the removal of the options writing strategy from the Trust’s principal investment strategies.

(d)
An index that incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level. The benchmark commenced on
December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The Trust’s overweight position in gold mining stocks contributed to performance in 2025. Gold benefited from continued central bank purchases and its status as a “safe haven” during a period of heightened geopolitical risk, inflation, uncertainty over global growth, and rising government budget deficits and debt levels. The higher gold price, combined with a favorable energy and labor cost environment for mining companies, fueled strong returns for holdings in gold producers and gold royalty companies, such as Wheaton Precious Metals Corp., Barrick Mining Corp., and Kinross Gold Corp.
The Trust’s position in the cement and building materials producer Heidelberg Materials AG was also a leading contributor. The stock rose on the strength of positive earnings updates and expectations for increased infrastructure investment in Germany.
U.S. steel producers, which were viewed as beneficiaries of higher tariffs on imported steel, also performed well. In addition, the Trust’s holding in United States Steel Corp. was taken over at a premium.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy made a positive contribution to performance. The Trust ceased the options overwriting strategy on November 10, 2025.
Security selection in integrated energy detracted, as did an overweight in the sector. An underweight in the fertilizer sub-sector detracted, as well.
Paper and packaging stocks, such as Smurfit WestRock PLC, Graphic Packaging Holding Co., and Packaging Corp. of America, were notable detractors. U.S. tariffs depressed packaging volumes, weighing on the companies’ results.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust decreased its weightings in the energy and agriculture sectors and increased its allocation to the mining sector.
The Trust exited positions in a North American copper mining company and three European integrated energy companies. In addition, it initiated a position in a North American integrated energy company and a U.S.-focused seed, crop protection, and fertilizer producer.
Describe portfolio positioning at period end.
At the end of the period, 48.2% of the portfolio was invested in the mining sector, 20.0% in the agriculture sector, and 28.0% in the energy sector, and 3.8% was held in cash.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Resources & Commodities Strategy Trust (BCX)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Shell PLC	7.7%
Exxon Mobil Corp.	6.9
Wheaton Precious Metals Corp.	5.1
Anglo American PLC	4.9
Chevron Corp.	4.7
Barrick Mining Corp.	4.7
Nutrien Ltd.	4.6
Vale SA	4.4
Newmont Corp.	4.2
Corteva, Inc.	3.7

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Metals & Mining	44.6%
Oil, Gas & Consumable Fuels	27.3
Chemicals	11.8
Containers & Packaging	5.1
Construction Materials	4.1
Food Products	2.8
Paper & Forest Products	2.2
Machinery	1.3
Energy Equipment & Services	0.8

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Trust Summary as of December 31, 2025

BlackRock Science and Technology Term Trust (BSTZ)
Investment Objective
BlackRock Science and Technology Term Trust’s (BSTZ) (the “Trust”) investment objectives are to provide total return and income primarily through long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.
On November 10, 2025, the Trust changed its investment objectives and removed the options writing strategy as a principal investment strategy.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($22.61)(a)	8.62%
Current Monthly Distribution per Common Share(b)	$0.162500
Current Annualized Distribution per Common Share(b)	$1.950000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 22.61	$ 20.71	9.17%	$ 23.24	$ 16.12
Net Asset Value	24.98	23.14	7.95	25.99	17.48
GROWTH OF $10,000 INVESTMENT

BSTZ commenced operations on June 27, 2019.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Science and Technology Term Trust (BSTZ)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	Since Inception(a)
Trust at NAV(b)(c)(d)	23.37%	1.76%	13.49%
Trust at Market Price(b)(c)	24.77	1.00	11.77
MSCI ACWI SMID Growth/Information Technology Index (Net)(e)(f)	15.71	6.89	13.75
MSCI ACWI (Net)	22.34	11.19	12.58
MSCI Custom ACWI SMID Growth IT Call Overwrite Index(g)	12.52	N/A	7.24

(a)	BSTZ commenced operations on June 27, 2019.
(b)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2025.

(e)	An index that tracks the performance of mid- and small-cap companies within the Information Technology sector, exhibiting growth characteristics, across both developed and emerging markets.
(f)
Effective November 10, 2025, the Trust changed its benchmark from MSCI Custom ACWI SMID Growth IT Call Overwrite Index to MSCI ACWI SMID Growth/Information Technology
Index (Net) in connection with the removal of the options writing strategy from the Trust’s principal investment strategies.

(g)
An index representing the Information Technology sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level.  An index that captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets. The index commenced on
March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the subsector level, security selection in the software and hardware categories made the largest contribution to relative performance in the annual period. Selection in semiconductors and IT services detracted.
An out-of-benchmark position in the private company Databricks was the largest contributor to performance at the individual holding level. The company’s valuation rose in 2025 amid an emerging consensus that accelerating enterprise AI demand would lead to sizable revenue gains. An overweight in Lumentum Holdings, Inc. also contributed. Shares of the networking components company surged in 2025 as the AI data center buildout drove rising demand for its optical components and transceivers, leading to robust revenue growth and accelerating profitability. An out-of-benchmark position in NVIDIA Corp., which rose on the strength of high demand for its AI chips, further contributed to results.
An underweight in Astera Labs, Inc. was the largest detractor from relative performance. The stock rallied as the AI data-center buildout drove surging demand for the company’s rack scale connectivity products, translating to record revenue growth. An underweight position in SanDisk Corp., which rallied on expectations for rising memory demand due to the growth of AI, further detracted. An out-of-benchmark holding in the private company Snyk also hurt results, as investors reassessed its slowing growth, ongoing losses, and the intensifying competition in the developer/application security space.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The investment adviser undertook a deliberate repositioning in 2025 to enhance upside potential and align the portfolio with evolving market dynamics. It trimmed positions in crowded trades in the broader technology value chain where near-term return prospects appeared constrained. It redeployed the proceeds into AI infrastructure-related companies, where a mismatch between surging compute demand and constrained capacity created attractive opportunities. In addition, it increased exposure to high-growth themes supported by strong near-term catalysts, including defense technology, gaming, and memory.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Science and Technology Term Trust (BSTZ)
Describe portfolio positioning at period end.
The Trust held 33% of net assets in semiconductors, 27% in software, 21% in hardware, 10% in IT services, and 8% in the internet subsector. These industry weightings were the result of bottom-up stock selection. The Trust no longer uses an option overwrite strategy.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Databricks, Inc.	10.2%
NVIDIA Corp.	8.2
PsiQuantum Corp.	4.5
Lumentum Holdings, Inc.	3.9
Databricks, Inc.	3.8
Databricks, Inc.	3.5
Celestica, Inc.	2.9
GrubMarket, Inc.	2.8
Tower Semiconductor Ltd.	2.7
Fabrinet	2.6

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Semiconductors & Semiconductor Equipment	33.2%
Software	26.4
Electronic Equipment, Instruments & Components	8.1
Communications Equipment	4.9
IT Services	3.6
Entertainment	3.4
Financial Services	3.1
Consumer Staples Distribution & Retail	2.8
Technology Hardware, Storage & Peripherals	2.4
Interactive Media & Services	2.2
Automobiles	1.8
Aerospace & Defense	1.8
Electrical Equipment	1.7
Capital Markets	1.1
Other*	3.5

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock Science and Technology Trust (BST)
Investment Objective
BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objectives are to provide total return and income primarily through long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks).
On November 10, 2025, the Fund changed its investment objectives and removed the options writing strategy as a principal investment strategy.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($40.54)(a)	7.40%
Current Monthly Distribution per Common Share(b)	$0.250000
Current Annualized Distribution per Common Share(b)	$3.000000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 40.54	$ 36.56	10.89%	$ 44.07	$ 29.62
Net Asset Value	42.62	39.60	7.63	46.92	31.27
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that includes large- and mid-cap securities across certain developed markets countries and certain emerging markets countries.  All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Science and Technology Trust (BST)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)(c)	19.77%	5.07%	16.90%
Trust at Market Price(a)(b)	23.40	3.53	17.83
MSCI ACWI Information Technology 10/40 (2013) Index (Net)(d)(e)	30.16	16.68	21.30
MSCI ACWI Information Technology Index (Net)	26.37	17.13	21.59
MSCI ACWI Information Technology Call Overwrite Index(f)	21.92	14.77	N/A

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2025.

(d)
An index that includes large and mid-cap securities across certain developed and emerging markets countries. All securities in the index are classified in the Information Technology as per the Global Industry Classification Standard such that the weight of any single group entity is constrained at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

(e)
Effective November 10, 2025, the Trust changed its benchmark from MSCI ACWI Information Technology Call Overwrite Index to MSCI ACWI Information Technology 10/40 (2013) Index
(Net) in connection with the removal of the options writing strategy from the Trust’s principal investment strategies.

(f)
An index that incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the subsector level, security selection in software made the largest contribution to relative performance in the annual period. Selection in the semiconductors and internet subsectors detracted.
An out-of-benchmark position in the private company Databricks was the largest contributor to performance at the individual holding level. The company’s valuation rose in 2025 amid an emerging consensus that accelerating enterprise AI demand would lead to sizable revenue gains. Not holding a position in Salesforce, Inc. also contributed. The stock declined with its software-as-a-service peers due to questions about the impact of AI on the industry’s near-term growth. An out-of-benchmark position in the private defense technology company Anduril, whose valuation rose at a time of growing investor appetites for companies offering low-cost autonomous defense and sensor/drone platforms, also contributed to results.
An underweight position in Micron Technology, Inc. was the largest detractor from relative performance. The stock surged as the AI data center buildout fueled rising demand for high-performance DRAM and high bandwidth memory, lifting memory pricing and boosting the company’s profitability. An underweight in Palantir Technologies, Inc., which moved sharply higher on expectations for rising demand, further detracted. The Trust was also hurt by its underweight in the chip stock Broadcom, Inc., which outperformed behind strong, AI-related growth.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust trimmed its allocations to areas where expectations were elevated and incremental upside looked harder to achieve. It redeployed the proceeds into AI infrastructure-related companies, where a mismatch between surging demand and constrained capacity created attractive opportunities.
Describe portfolio positioning at period end.
The Trust held 39% of net assets in semiconductors, 25% in software, 17% in hardware, 15% in the internet subsector, and 5% in IT services. These industry weightings were the result of bottom-up stock selection. The Trust no longer uses an option overwrite strategy.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Science and Technology Trust (BST)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
NVIDIA Corp.	11.5%
Broadcom, Inc.	8.4
Microsoft Corp.	6.7
Apple, Inc.	5.5
Alphabet, Inc.	3.8
Databricks, Inc.	3.6
Anduril Industries, Inc.	2.8
Anthropic PBC	2.6
Lam Research Corp.	2.3
Snowflake, Inc.	2.2

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Semiconductors & Semiconductor Equipment	38.4%
Software	23.5
Interactive Media & Services	6.6
Technology Hardware, Storage & Peripherals	5.8
Aerospace & Defense	4.7
IT Services	4.4
Financial Services	2.0
Entertainment	1.8
Communications Equipment	1.8
Broadline Retail	1.7
Wireless Telecommunication Services	1.6
Electrical Equipment	1.5
Automobiles	1.3
Consumer Staples Distribution & Retail	1.3
Electronic Equipment, Instruments & Components	1.0
Other*	2.6

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.
Trust Summary

Trust Summary as of December 31, 2025

BlackRock Technology and Private Equity Term Trust (BTX)
Investment Objective
BlackRock Technology and Private Equity Term Trust’s (BTX) (the “Trust”) (formerly known as BlackRock Innovation and Growth Term Trust (BIGZ)) investment objectives are to provide total return and income primarily through long-term capital appreciation. The Trust will invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies. These investment objectives were effective on November 10, 2025.
On January 20, 2025, the Board of Trustees (the "Board") approved a proposal to change the name of the Trust to BlackRock Technology and Private Equity Term Trust. In addition, the Trust changed its ticker symbol to BTX. In connection with the name change, the Board approved certain changes to the Trust’s investment policies, including removal of the options writing strategy as a principal investment strategy. These changes were effective at the close of business on February 20, 2025.
At a Special Shareholder Meeting held on April 17, 2025, shareholders approved (1) an amendment to the Trust’s fundamental investment restriction with respect to industry concentration to allow the Trust to concentrate its investments in companies operating in one or more industries within the technology group of industries and (ii) a change to the Trust’s diversification status under the Investment Company Act of 1940 from diversified to non-diversified.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BTX
Initial Offering Date	March 29, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($6.59)(a)	9.56%
Current Monthly Distribution per Common Share(b)	$0.052500
Current Annualized Distribution per Common Share(b)	$0.630000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 6.59	$ 7.44	(11.42)%	$ 8.25	$ 5.50
Net Asset Value	7.84	8.37	(6.33)	8.84	5.96
GROWTH OF $10,000 INVESTMENT

BTX commenced operations on March 29, 2021.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.
(c)
Effective February 20, 2025, the Trust changed its reporting benchmarks from MSCI USA SMID Growth Call Overwrite Index and Russell 2500TM Growth Index to MSCI ACWI SMID Growth/Information Technology Index and MSCI ACWI (Net) in connection with certain changes to the Trust’s principal investment strategies.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Technology and Private Equity Term Trust (BTX)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	Since Inception(a)
Trust at NAV(b)(c)(d)	6.49%	(9.00)%
Trust at Market Price(b)(c)	0.70	(12.26)
MSCI ACWI SMID Growth/Information Technology Index (Net)(e)(f)	15.71	8.08
MSCI ACWI (Net)	22.34	10.79
MSCI ACWI SMID Growth/Information Technology Index(e)(f)	15.83	8.21
MSCI USA SMID Growth Call Overwrite Index(g)	8.64	5.13
Russell 2500™ Growth Index(h)	10.31	3.34

(a)	BTX commenced operations on March 29, 2021.
(b)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2025.

(e)	An index that tracks the performance of mid- and small-cap companies within the Information Technology sector, exhibiting growth characteristics, across both developed and emerging markets.
(f)
Effective February 20, 2025, the Trust changed its reporting benchmarks from MSCI USA SMID Growth Call Overwrite Index and Russell 2500TM Growth Index to MSCI ACWI SMID
Growth/Information Technology Index (Net) and MSCI ACWI (Net) in connection with certain changes to the Trust’s principal investment strategies.

(g)
A custom benchmark that is made up of the MSCI USA SMID Growth Index, MSCI USA SMID Growth 25% Call Overwrite Cash and MSCI USA SMID Growth 25% Call Overwrite Option.
The MSCI USA SMID Growth Index captures mid and small cap representations of securities exhibiting overall growth style characteristics in the U.S.

(h)
An index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
An off-benchmark position in advanced connectivity solutions provider Lumentum Holdings Inc. was the largest contributor to relative performance for the period. The stock rose sharply in 2025 as investors came to view the Lumentum as a key AI infrastructure winner in the wake of much stronger-than-expected growth in its optical components business and a series of bullish analyst upgrades. An off-benchmark position in Celestica Inc. also contributed notably to relative performance. The stock rose significantly during 2025 driven by strong demand for the company’s AI server and networking infrastructure manufacturing services as hyperscaler data center buildouts accelerated. An off-benchmark position in NVIDIA Corp. was among the leading contributors as well. The semiconductor design company’s stock continued to rise on explosive demand for its AI chips, particularly the Blackwell and Hopper GPU platforms, with Data Center revenue surging 66% year-over-year as cloud providers and enterprises expanded their AI infrastructure.
The largest detractor from the Trust’s performance over the period was an overweight position in private company Dragos Inc. The stock declined as the year’s challenging private equity liquidity backdrop led the secondary market to assign lower valuations to late-stage private cybersecurity firms. An underweight position in Sandisk Corp. also detracted from relative return as the stock spiked on surging AI-related demand for high-capacity flash storage and a strong upcycle in pricing for NAND memory devices (which utilize “Not-AND logic gates). Finally, an overweight position in private company Underdog Sports Inc. detracted from relative performance. The stock dipped as regulatory challenges and increased scrutiny around Underdog’s shift into prediction market products pressured its valuation.
Describe recent portfolio activity.
During the period, the Trust increased its allocations to both U.S. and non-U.S. technology companies as well as to private companies. Most notably, exposure was increased to select semiconductor, software, and hardware companies positioned to benefit from accelerating demand for AI infrastructure, surging processing power requirements and limited capacity.
The Fund’s practice of maintaining a specified level of monthly distributions did not have a material impact on its investment strategy.
Describe portfolio positioning at period end.
The Trust held 36% of net assets in semiconductors, 23% in software, 21% in hardware, 11% in internet and 6% in services. Industry weightings are the result of bottom-up stock selection.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Technology and Private Equity Term Trust (BTX)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
NVIDIA Corp.	8.5%
PsiQuantum Corp.	7.3
Lumentum Holdings, Inc.	4.0
Anthropic PBC	3.2
Deepgram, Inc.	3.2
Celestica, Inc.	3.0
Tower Semiconductor Ltd.	2.9
Fabrinet	2.6
Credo Technology Group Holding Ltd.	2.6
Advantest Corp.	2.3

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Semiconductors & Semiconductor Equipment	36.7%
Software	22.1
Electronic Equipment, Instruments & Components	8.3
IT Services	4.8
Entertainment	4.4
Communications Equipment	4.0
Technology Hardware, Storage & Peripherals	2.5
Media	2.3
Capital Markets	2.2
Aerospace & Defense	2.1
Electrical Equipment	1.9
Automobiles	1.9
Diversified Consumer Services	1.5
Interactive Media & Services	1.2
Other*	4.1

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
Investment Objective
BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the utilities, infrastructure and power opportunities business segments anywhere in the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.
On November 10, 2025, the Trust changed its investment objectives and removed the options writing strategy as a principal investment strategy.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($25.69)(a)	6.35%
Current Monthly Distribution per Common Share(b)	$0.136000
Current Annualized Distribution per Common Share(b)	$1.632000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 25.69	$ 23.43	9.65%	$ 27.37	$ 20.72
Net Asset Value	24.56	22.65	8.43	26.33	20.64
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that captures large- and mid-cap representation across certain developed and emerging markets.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	20.77%	8.18%	9.97%
Trust at Market Price(a)(b)	22.12	8.06	12.14
FTSE Developed Core Infrastructure 50/50 Index (Net)(c)(d)	14.44	6.74	7.60
MSCI ACWI (Net)	22.34	11.19	11.72
MSCI World Select Energy, Utilities and Industry Call Overwrite Index(e)	22.70	8.70	N/A

(a)
All returns reflect the reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The sectors involved are across Utilities,
Transportation and a mix of other sectors including pipelines, satellites, and telecommunication towers.

(d)
Effective November 10, 2025, the Trust changed its benchmark from MSCI World Select Energy, Utilities and Industry Call Overwrite Index to FTSE Developed Core Infrastructure
50/50 Index (Net) in connection with the removal of the options writing strategy from the Trust’s principal investment strategies.

(e)
An index that incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level.The benchmark commenced on
December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
During 2025, many of the Trust’s holdings benefited from positive investment trends in the power grids and infrastructure in the United States and Europe. At the individual stock level, an out-of-benchmark position in the electric equipment and gas turbine manufacturer GE Vernova, Inc. was the largest contributor. The company benefited from increased sales given its role in powering AI-driven electricity demand and grid modernization. An out-of-benchmark holding in the solar company Nextpower, Inc. was also a notable contributor. The stock benefited from increased demand for power in the United States, and the One Big Beautiful Bill maintained support for utility-scale solar buildout through the end of the decade. The gas turbine manufacturer Siemens AG was another top contributor. The company delivered strong earnings results throughout the year, as rising power demand fueled robust order intake and margin improvements across all segments. Siemens’ resumption of its dividend payments further boosted investor confidence.
On the negative side, the Trust’s underweight in the airport operator company Aena SME SA was the largest detractor from performance. The stock was boosted by solid traffic growth and rising earnings. An out-of-benchmark position in the building materials company Owens Corning also detracted, reflecting weak market conditions in housing and roofing. An out-of-benchmark holding in the air compression specialist Ingersoll Rand, Inc., which was hurt by a weaker environment for its industrial end markets, further detracted.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy detracted from performance. The Trust ceased the options overwriting strategy on November 10, 2025.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust exited a position in a North American electric services company, as well as select construction and waste management companies. The Trust also eliminated a position in a European industrial materials producer. Its new purchases included select power and grid-related companies, a North American energy utility, and a European gas turbine manufacturer. The Trust also purchased a Europe-based airport operator.
Describe portfolio positioning at period end.
At the end of the period, 53.3% of the portfolio was invested in the utilities sector, 23.9% in the industrials sector, 13.9% in the energy sector, and the remainder was held in other infrastructure and power-related sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
NextEra Energy, Inc.	7.2%
National Grid PLC	4.4
Duke Energy Corp.	4.2
Southern Co.	4.1
Williams Cos., Inc.	4.0
Union Pacific Corp.	3.8
TC Energy Corp.	3.5
American Electric Power Co., Inc.	3.4
Aena SME SA	3.4
Cheniere Energy, Inc.	2.8

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Electric Utilities	34.1%
Multi-Utilities	16.3
Oil, Gas & Consumable Fuels	14.3
Electrical Equipment	10.6
Ground Transportation	6.5
Independent Power and Renewable Electricity Producers	4.7
Chemicals	3.6
Transportation Infrastructure	3.4
Building Products	2.2
Semiconductors & Semiconductor Equipment	1.5
Construction & Engineering	1.0
Commercial Services & Supplies	1.0
Construction Materials	0.8

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Schedule of Investments
December 31, 2025
BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Chemicals — 2.5%
Air Liquide SA	19,312	$ 3,629,766
Linde PLC	13,080	5,577,181
		9,206,947
Consumer Staples Distribution & Retail — 1.0%
Alimentation Couche-Tard, Inc.	64,578	3,526,842
Energy Equipment & Services — 2.4%
Subsea 7 SA	61,120	1,226,678
TechnipFMC PLC	141,405	6,301,007
Tecnicas Reunidas SA(a)	36,712	1,187,150
		8,714,835
Oil, Gas & Consumable Fuels — 92.7%
ARC Resources Ltd.	191,099	3,585,151
California Resources Corp.	38,970	1,742,349
Cameco Corp.	64,021	5,862,198
Canadian Natural Resources Ltd.	395,556	13,397,981
Cheniere Energy, Inc.	56,427	10,968,845
Chevron Corp.(b)	277,814	42,341,658
ConocoPhillips(b)	132,057	12,361,820
EQT Corp.	90,787	4,866,183
Exxon Mobil Corp.(b)	622,517	74,913,696
Gazprom PJSC(a)(c)	879,200	111
Gaztransport Et Technigaz SA	26,175	4,802,762
HF Sinclair Corp.	55,426	2,554,030
Kinder Morgan, Inc.	447,351	12,297,679
Kosmos Energy Ltd.(a)	837,902	760,312
Pembina Pipeline Corp.	172,358	6,566,318
Permian Resources Corp., Class A	572,780	8,036,103
Repsol SA	244,540	4,562,727
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Shell PLC, ADR	504,782	$ 37,091,381
Suncor Energy, Inc.	262,708	11,660,174
Targa Resources Corp.	61,614	11,367,783
TC Energy Corp.	258,460	14,232,200
TotalEnergies SE	370,758	24,172,678
Valero Energy Corp.	68,387	11,132,720
Williams Cos., Inc.	254,879	15,320,777
		334,597,636
Total Long-Term Investments — 98.6% (Cost: $241,786,188)		356,046,260
Short-Term Securities
Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(d)(e)	5,573,590	5,573,590
Total Short-Term Securities — 1.5% (Cost: $5,573,590)		5,573,590
Total Investments — 100.1% (Cost: $247,359,778)		361,619,850
Liabilities in Excess of Other Assets — (0.1)%		(535,864)
Net Assets — 100.0%		$ 361,083,986

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ —	$ 402,192	$ (402,192)	$ —	$ —	$ —	—	$ 83 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	7,583,996	—	(2,010,406)(c)	—	—	5,573,590	5,573,590	282,293	—
				$ —	$ —	$ 5,573,590		$ 282,376	$ —

(a)	As of period end, the entity is no longer held.
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	Represents net amount purchased (sold).

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Energy and Resources Trust (BGR)

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ 5,084,261	$ —	$ —	$ —	$ 5,084,261
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (919,267)	$ —	$ —	$ —	$ (919,267)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$2,403,121
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$ 5,577,181	$ 3,629,766	$ —	$ 9,206,947
Consumer Staples Distribution & Retail	3,526,842	—	—	3,526,842
Energy Equipment & Services	6,301,007	2,413,828	—	8,714,835
Oil, Gas & Consumable Fuels	301,059,358	33,538,167	111	334,597,636
Short-Term Securities
Money Market Funds	5,573,590	—	—	5,573,590
	$322,037,978	$39,581,761	$111	$361,619,850
See notes to financial statements.
Schedule of Investments

Consolidated Schedule of Investments
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 3.1%
Airbus SE	32,534	$ 7,555,168
Boeing Co.(a)	46,852	10,172,506
L3Harris Technologies, Inc.(b)	41,623	12,219,264
Lockheed Martin Corp.	38,380	18,563,255
RTX Corp.	24,755	4,540,067
		53,050,260
Air Freight & Logistics — 0.6%
FedEx Corp.	35,080	10,133,209
Automobiles — 0.5%
General Motors Co.(b)	116,318	9,458,980
Banks — 12.2%
Bank of America Corp.	393,516	21,643,380
Citigroup, Inc.(b)	469,185	54,749,198
Citizens Financial Group, Inc.	149,720	8,745,145
First Citizens BancShares, Inc., Class A(b)	20,942	44,945,302
JPMorgan Chase & Co.(b)	64,311	20,722,290
Wells Fargo & Co.(b)	641,551	59,792,553
		210,597,868
Beverages — 1.2%
Keurig Dr. Pepper, Inc.	462,112	12,943,757
PepsiCo, Inc.	57,371	8,233,886
		21,177,643
Broadline Retail — 2.5%
Amazon.com, Inc.(a)(b)(c)	186,939	43,149,260
Building Products — 0.7%
Fortune Brands Innovations, Inc.	229,912	11,500,198
Capital Markets — 4.2%
Carlyle Group, Inc.	182,736	10,801,525
Charles Schwab Corp.	185,794	18,562,679
Intercontinental Exchange, Inc.(b)	261,949	42,425,260
		71,789,464
Chemicals — 3.3%
Air Products and Chemicals, Inc.(b)	75,097	18,550,461
International Flavors & Fragrances, Inc.	173,181	11,670,668
LyondellBasell Industries NV, Class A	151,240	6,548,692
PPG Industries, Inc.	182,884	18,738,295
Solstice Advanced Materials, Inc.(a)	13,492	655,441
		56,163,557
Commercial Services & Supplies — 1.4%
Rentokil Initial PLC	4,155,120	24,791,487
Communications Equipment — 1.3%
Cisco Systems, Inc.	295,866	22,790,558
Consumer Staples Distribution & Retail — 2.3%
Dollar General Corp.	295,968	39,295,671
Containers & Packaging — 2.2%
Crown Holdings, Inc.	174,959	18,015,528
Sealed Air Corp.	481,603	19,952,812
		37,968,340
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	248,666	10,128,166
Electric Utilities — 2.7%
Edison International	129,926	7,798,158
Security	Shares	Value
Electric Utilities (continued)
Evergy, Inc.	143,095	$ 10,372,957
Exelon Corp.	501,799	21,873,418
PG&E Corp.	456,513	7,336,164
		47,380,697
Electronic Equipment, Instruments & Components — 1.2%
CDW Corp./DE	131,747	17,943,942
Ralliant Corp.	50,464	2,569,122
		20,513,064
Entertainment — 1.8%
Electronic Arts, Inc.	88,956	18,176,379
Walt Disney Co.	108,505	12,344,614
		30,520,993
Financial Services — 3.0%
AP Arsenal Co-Invest LP(a)(d)	15,854,704	18,232,910
Fidelity National Information Services, Inc.	512,193	34,040,347
		52,273,257
Food Products — 1.6%
Kraft Heinz Co.(b)	700,538	16,988,046
Lamb Weston Holdings, Inc.	78,775	3,299,885
The Campbell’s Co.	273,626	7,625,957
		27,913,888
Ground Transportation — 0.7%
CSX Corp.	175,110	6,347,738
Union Pacific Corp.	25,120	5,810,758
		12,158,496
Health Care Equipment & Supplies — 6.4%
Baxter International, Inc.(b)(c)(e)	1,864,999	35,640,131
Becton Dickinson & Co.(b)(c)	212,079	41,158,172
Medtronic PLC	351,621	33,776,713
		110,575,016
Health Care Providers & Services(b) — 5.5%
Cardinal Health, Inc.	171,719	35,288,255
CVS Health Corp.	448,409	35,585,738
Elevance Health, Inc.	67,364	23,614,450
		94,488,443
Health Care REITs — 0.5%
Healthcare Realty Trust, Inc.	523,889	8,879,919
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	60,620	11,826,356
Industrial REITs — 1.3%
Rexford Industrial Realty, Inc.	388,151	15,029,207
STAG Industrial, Inc.	209,935	7,717,210
		22,746,417
Insurance — 2.6%
American International Group, Inc.	154,134	13,186,164
Arthur J Gallagher & Co.	35,870	9,282,797
F&G Annuities & Life, Inc.	18,223	562,180
Fidelity National Financial, Inc., Class A	292,319	15,957,694
Willis Towers Watson PLC	17,348	5,700,553
		44,689,388
Interactive Media & Services — 3.1%
Alphabet, Inc., Class C(b)	108,520	34,053,575
Meta Platforms, Inc., Class A	29,161	19,248,884
		53,302,459

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Leisure Products — 1.1%
Hasbro, Inc.	232,254	$ 19,044,828
Machinery — 1.1%
CNH Industrial NV	972,956	8,970,654
Fortive Corp.	182,665	10,084,935
		19,055,589
Media — 1.7%
Comcast Corp., Class A	594,594	17,772,415
WPP PLC	2,625,314	11,793,524
		29,565,939
Metals & Mining — 1.8%
Barrick Mining Corp.	245,080	10,673,234
Teck Resources Ltd., Class B	414,175	19,834,841
		30,508,075
Multi-Utilities — 1.3%
Dominion Energy, Inc.	394,754	23,128,637
Oil, Gas & Consumable Fuels — 5.6%
BP PLC	5,959,584	34,756,074
Enterprise Products Partners LP(b)	638,705	20,476,883
Formentera Partners Fund II LP(a)(d)(f)	— (g)	12,534,028
Shell PLC	776,670	28,622,042
		96,389,027
Pharmaceuticals — 2.3%
AstraZeneca PLC	36,486	6,752,075
Merck & Co., Inc.	100,290	10,556,525
Pfizer, Inc.	163,940	4,082,106
Sanofi SA	179,753	17,392,030
		38,782,736
Professional Services — 3.2%
Leidos Holdings, Inc.	53,754	9,697,221
SS&C Technologies Holdings, Inc.(b)	515,333	45,050,411
		54,747,632
Residential REITs — 0.7%
AvalonBay Communities, Inc.	64,535	11,700,841
Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.(a)	112,450	4,149,405
STMicroelectronics NV, ADR	188,500	4,889,690
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	41,772	12,694,093
		21,733,188
Software — 1.7%
Microsoft Corp.(b)(c)	61,575	29,778,901
Specialized REITs — 0.8%
Crown Castle, Inc.(b)(c)	154,838	13,760,453
Technology Hardware, Storage & Peripherals — 5.3%
Hewlett Packard Enterprise Co.	876,865	21,062,297
HP, Inc.	724,267	16,136,669
Samsung Electronics Co. Ltd., GDR, Registered Shares(h)	18,151	37,292,366
Western Digital Corp.	101,267	17,445,266
		91,936,598
Tobacco — 1.0%
British American Tobacco PLC, ADR	298,143	16,880,857
Security	Shares	Value
Trading Companies & Distributors — 1.6%
WESCO International, Inc.(b)	111,572	$ 27,294,974
Wireless Telecommunication Services — 0.3%
Rogers Communications, Inc., Class B	118,618	4,475,457
Total Common Stocks — 98.0% (Cost: $1,294,690,850)		1,688,046,786
Preferred Securities
Preferred Stocks — 1.0%
Household Products — 1.0%
Henkel AG & Co. KGaA	206,863	16,876,876
		16,876,876
Total Preferred Securities — 1.0% (Cost: $17,119,480)		16,876,876
Total Long-Term Investments — 99.0% (Cost: $1,311,810,330)		1,704,923,662
Short-Term Securities
Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(i)(j)(k)	2,125,107	2,126,170
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(i)(j)	40,055,693	40,055,693
Total Short-Term Securities — 2.5% (Cost: $42,181,863)		42,181,863
Total Investments Before Options Written — 101.5% (Cost: $1,353,992,193)		1,747,105,525
Options Written — (1.3)% (Premiums Received: $(20,356,256))		(21,073,724)
Total Investments, Net of Options Written — 100.2% (Cost: $1,333,635,937)		1,726,031,801
Liabilities in Excess of Other Assets — (0.2)%		(3,436,162)
Net Assets — 100.0%		$ 1,722,595,639

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of this security is on loan.
(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(g)	Investment does not issue shares.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 2,126,378 (a)	$ —	$ (208)	$ —	$ 2,126,170	2,125,107	$ 1,940 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	46,597,729	—	(6,542,036)(a)	—	—	40,055,693	40,055,693	1,714,167	—
				$ (208)	$ —	$ 42,181,863		$ 1,716,107	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Hasbro, Inc.	500	01/08/26	USD	83.00	USD	4,100	$ (40,978)
Alphabet, Inc., Class C	308	01/09/26	USD	330.00	USD	9,665	(13,398)
Amazon.com, Inc.	325	01/09/26	USD	245.00	USD	7,502	(5,525)
Bank of America Corp.	751	01/09/26	USD	54.00	USD	4,131	(101,385)
Barrick Mining Corp.	675	01/09/26	USD	41.00	USD	2,940	(218,362)
Charles Schwab Corp.	453	01/09/26	USD	96.00	USD	4,526	(194,790)
Citigroup, Inc.	407	01/09/26	USD	112.00	USD	4,749	(214,692)
Citigroup, Inc.	641	01/09/26	USD	110.00	USD	7,480	(456,712)
CSX Corp.	451	01/09/26	USD	37.00	USD	1,635	(9,020)
CVS Health Corp.	506	01/09/26	USD	81.00	USD	4,016	(21,505)
Dollar General Corp.	320	01/09/26	USD	135.00	USD	4,249	(33,760)
Enterprise Products Partners LP	1,802	01/09/26	USD	33.00	USD	5,777	(4,505)
FedEx Corp.	96	01/09/26	USD	295.00	USD	2,773	(15,648)
Fidelity National Information Services, Inc.	616	01/09/26	USD	68.00	USD	4,094	(20,020)
HP, Inc.	814	01/09/26	USD	27.00	USD	1,814	(143,264)
JPMorgan Chase & Co.	145	01/09/26	USD	320.00	USD	4,672	(65,612)
Medtronic PLC	483	01/09/26	USD	103.00	USD	4,640	(10,143)
Microsoft Corp.	49	01/09/26	USD	505.00	USD	2,370	(1,519)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	77	01/09/26	USD	310.00	USD	2,340	(20,598)
Wells Fargo & Co.	858	01/09/26	USD	92.00	USD	7,997	(164,736)
Western Digital Corp.	112	01/09/26	USD	175.00	USD	1,929	(50,680)
Air Products and Chemicals, Inc.	275	01/16/26	USD	280.00	USD	6,793	(5,500)
Air Products and Chemicals, Inc.	77	01/16/26	USD	250.00	USD	1,902	(17,133)
Alphabet, Inc., Class C	233	01/16/26	USD	330.00	USD	7,312	(32,038)
Alphabet, Inc., Class C	75	01/16/26	USD	290.00	USD	2,354	(189,750)
Amazon.com, Inc.	32	01/16/26	USD	255.00	USD	739	(480)
Amazon.com, Inc.	197	01/16/26	USD	240.00	USD	4,547	(29,649)
American International Group, Inc.	277	01/16/26	USD	82.50	USD	2,370	(96,950)
Arthur J. Gallagher & Co.	98	01/16/26	USD	260.00	USD	2,536	(44,100)
Bank of America Corp.	662	01/16/26	USD	55.00	USD	3,641	(90,363)
Barrick Mining Corp.	285	01/16/26	USD	38.00	USD	1,241	(161,737)
Barrick Mining Corp.	390	01/16/26	USD	41.00	USD	1,698	(127,725)
Baxter International, Inc.	1,729	01/16/26	USD	20.00	USD	3,304	(47,547)
Becton Dickinson & Co.	225	01/16/26	USD	200.00	USD	4,367	(25,875)
Becton Dickinson & Co.	117	01/16/26	USD	205.00	USD	2,271	(6,728)
Boeing Co.	82	01/16/26	USD	210.00	USD	1,780	(76,875)
British American Tobacco PLC, ADR	1,094	01/16/26	USD	60.00	USD	6,194	(10,940)
Campbell’s Co.	752	01/16/26	USD	33.00	USD	2,096	(15,040)
Cardinal Health, Inc.	202	01/16/26	USD	210.00	USD	4,151	(37,875)

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Carlyle Group, Inc.	872	01/16/26	USD	57.50	USD	5,154	$ (239,800)
CDW Corp.DE	531	01/16/26	USD	150.00	USD	7,232	(53,100)
Charles Schwab Corp.	211	01/16/26	USD	97.50	USD	2,108	(73,322)
Cisco Systems, Inc.	981	01/16/26	USD	80.00	USD	7,557	(18,639)
Citigroup, Inc.	1,367	01/16/26	USD	105.00	USD	15,952	(1,691,662)
Citizens Financial Group, Inc.	823	01/16/26	USD	60.00	USD	4,807	(24,690)
CNH Industrial NV	1,487	01/16/26	USD	10.34	USD	1,371	(1,084)
Comcast Corp., Class A	1,111	01/16/26	USD	27.50	USD	3,321	(281,638)
Crown Holdings, Inc.	378	01/16/26	USD	100.00	USD	3,892	(153,090)
CSX Corp.	512	01/16/26	USD	36.25	USD	1,856	(40,688)
CVS Health Corp.	1,022	01/16/26	USD	85.00	USD	8,111	(12,264)
Dollar General Corp.	544	01/16/26	USD	130.00	USD	7,223	(208,080)
Dominion Energy, Inc.	647	01/16/26	USD	62.50	USD	3,791	(4,853)
Edison International	357	01/16/26	USD	62.50	USD	2,143	(4,463)
Elevance Health, Inc.	252	01/16/26	USD	360.00	USD	8,834	(115,920)
Enterprise Products Partners LP	1,802	01/16/26	USD	33.00	USD	5,777	(9,911)
Exelon Corp.	1,043	01/16/26	USD	49.00	USD	4,546	(31,290)
Fidelity National Financial, Inc., Class A	870	01/16/26	USD	61.89	USD	4,749	(906)
Fidelity National Information Services, Inc.	1,376	01/16/26	USD	70.00	USD	9,145	(24,080)
First Citizens BancShares, Inc., Class A	42	01/16/26	USD	1,880.00	USD	9,014	(1,145,550)
First Citizens BancShares, Inc., Class A	77	01/16/26	USD	2,160.00	USD	16,526	(264,110)
Fortive Corp.	756	01/16/26	USD	55.00	USD	4,174	(98,280)
Fortune Brands Innovations, Inc.	341	01/16/26	USD	50.00	USD	1,706	(60,527)
General Motors Co.	507	01/16/26	USD	67.50	USD	4,123	(683,182)
Hasbro, Inc.	161	01/16/26	USD	82.50	USD	1,320	(25,358)
Healthcare Realty Trust, Inc.	960	01/16/26	USD	18.86	USD	1,627	(309)
Hewlett Packard Enterprise, Co.	2,422	01/16/26	USD	23.00	USD	5,818	(239,778)
Honeywell International, Inc.	239	01/16/26	USD	195.00	USD	4,663	(66,920)
HP, Inc.	849	01/16/26	USD	24.00	USD	1,892	(7,641)
Intel Corp.	309	01/16/26	USD	40.00	USD	1,140	(16,068)
Intercontinental Exchange, Inc.	873	01/16/26	USD	160.00	USD	14,139	(336,105)
International Flavors & Fragrances, Inc.	353	01/16/26	USD	72.50	USD	2,379	(3,530)
International Flavors & Fragrances, Inc.	146	01/16/26	USD	67.50	USD	984	(17,155)
JPMorgan Chase & Co.	110	01/16/26	USD	320.00	USD	3,544	(87,175)
Keurig Dr Pepper, Inc.	1,489	01/16/26	USD	29.00	USD	4,171	(18,613)
Kraft Heinz Co.	1,288	01/16/26	USD	26.00	USD	3,123	(9,408)
L3Harris Technologies, Inc.	160	01/16/26	USD	300.00	USD	4,697	(40,400)
Lamb Weston Holdings, Inc.	113	01/16/26	USD	65.00	USD	473	(565)
Leidos Holdings, Inc.	45	01/16/26	USD	200.00	USD	812	(3,375)
Lockheed Martin Corp.	56	01/16/26	USD	490.00	USD	2,709	(29,960)
LyondellBasell Industries NV, Class A	415	01/16/26	USD	50.00	USD	1,797	(5,188)
Medtronic PLC	532	01/16/26	USD	95.00	USD	5,110	(127,148)
Merck & Co., Inc.	275	01/16/26	USD	105.00	USD	2,895	(57,475)
Meta Platforms, Inc., Class A	63	01/16/26	USD	685.00	USD	4,159	(26,933)
Microsoft Corp.	58	01/16/26	USD	500.00	USD	2,805	(12,180)
Microsoft Corp.	58	01/16/26	USD	515.00	USD	2,805	(2,320)
PepsiCo, Inc.	162	01/16/26	USD	150.00	USD	2,325	(4,941)
Pfizer, Inc.	436	01/16/26	USD	26.00	USD	1,086	(4,142)
PG&E Corp.	1,320	01/16/26	USD	16.00	USD	2,121	(48,840)
PPG Industries, Inc.	462	01/16/26	USD	105.00	USD	4,734	(55,440)
Ralliant Corp.	277	01/16/26	USD	47.14	USD	1,410	(129,959)
Rexford Industrial Realty, Inc.	763	01/16/26	USD	41.53	USD	2,954	(1,538)
Rogers Communications, Inc., Class B	204	01/16/26	USD	40.00	USD	770	(4,080)
Solstice Advanced Materials, Inc.	74	01/16/26	USD	50.00	USD	359	(8,140)
SS&C Technologies Holdings, Inc.	757	01/16/26	USD	85.00	USD	6,618	(208,175)
Stag Industrial, Inc.	479	01/16/26	USD	38.50	USD	1,761	(2,854)
STMicroelectronics NV, ADR	260	01/16/26	USD	28.00	USD	674	(3,250)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	77	01/16/26	USD	320.00	USD	2,340	(28,875)
Teck Resources Ltd., Class B	392	01/16/26	USD	45.00	USD	1,877	(137,200)
Union Pacific Corp.	69	01/16/26	USD	240.00	USD	1,596	(3,968)
Verizon Communications, Inc.	646	01/16/26	USD	43.00	USD	2,631	(2,907)
Walt Disney Co.	612	01/16/26	USD	115.00	USD	6,963	(81,396)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Wells Fargo & Co.	857	01/16/26	USD	85.00	USD	7,987	$ (760,587)
WESCO International, Inc.	141	01/16/26	USD	270.00	USD	3,449	(15,863)
Western Digital Corp.	274	01/16/26	USD	160.00	USD	4,720	(434,975)
Willis Towers Watson PLC	172	01/16/26	USD	330.00	USD	5,652	(84,280)
Hasbro, Inc.	500	01/22/26	USD	86.00	USD	4,100	(31,980)
Amazon.com, Inc.	94	01/23/26	USD	240.00	USD	2,170	(21,150)
American International Group, Inc.	391	01/23/26	USD	86.00	USD	3,345	(85,042)
Bank of America Corp.	751	01/23/26	USD	56.00	USD	4,131	(78,855)
Barrick Mining Corp.	243	01/23/26	USD	47.00	USD	1,058	(15,552)
Baxter International, Inc.	1,486	01/23/26	USD	20.00	USD	2,840	(55,725)
Boeing Co.	91	01/23/26	USD	220.00	USD	1,976	(37,310)
Campbell’s Co.	752	01/23/26	USD	30.00	USD	2,096	(11,280)
Cardinal Health, Inc.	52	01/23/26	USD	205.00	USD	1,069	(20,280)
Citigroup, Inc.	192	01/23/26	USD	114.00	USD	2,240	(103,680)
Comcast Corp., Class A	2,159	01/23/26	USD	31.00	USD	6,453	(50,736)
Dollar General Corp.	783	01/23/26	USD	139.00	USD	10,396	(94,743)
Fidelity National Information Services, Inc.	914	01/23/26	USD	68.00	USD	6,074	(82,260)
General Motors Co.	132	01/23/26	USD	86.00	USD	1,073	(8,052)
Honeywell International, Inc.	103	01/23/26	USD	200.00	USD	2,009	(17,768)
HP, Inc.	1,160	01/23/26	USD	27.00	USD	2,584	(29,000)
Kraft Heinz, Co.	1,614	01/23/26	USD	25.00	USD	3,914	(30,666)
L3Harris Technologies, Inc.	68	01/23/26	USD	295.00	USD	1,996	(43,520)
Lockheed Martin Corp.	100	01/23/26	USD	500.00	USD	4,837	(41,500)
Medtronic PLC	468	01/23/26	USD	100.00	USD	4,496	(16,848)
Merck & Co., Inc.	276	01/23/26	USD	102.00	USD	2,905	(110,124)
Meta Platforms, Inc., Class A	39	01/23/26	USD	660.00	USD	2,574	(63,277)
Meta Platforms, Inc., Class A	64	01/23/26	USD	690.00	USD	4,225	(32,960)
Microsoft Corp.	94	01/23/26	USD	505.00	USD	4,546	(20,069)
Pfizer, Inc.	465	01/23/26	USD	26.00	USD	1,158	(6,278)
PPG Industries, Inc.	263	01/23/26	USD	105.00	USD	2,695	(36,163)
RTX Corp.	136	01/23/26	USD	185.00	USD	2,494	(44,200)
Union Pacific Corp.	69	01/23/26	USD	240.00	USD	1,596	(7,418)
Verizon Communications, Inc.	721	01/23/26	USD	41.00	USD	2,937	(17,665)
Wells Fargo & Co.	814	01/23/26	USD	92.00	USD	7,586	(288,970)
Western Digital Corp.	170	01/23/26	USD	195.00	USD	2,929	(50,405)
Rogers Communications, Inc., Class B	204	01/29/26	USD	39.11	USD	770	(10,310)
Amazon.com, Inc.	283	01/30/26	USD	235.00	USD	6,532	(142,915)
Baxter International, Inc.	1,458	01/30/26	USD	20.50	USD	2,786	(40,095)
Boeing Co.	91	01/30/26	USD	225.00	USD	1,976	(40,722)
Cardinal Health, Inc.	402	01/30/26	USD	205.00	USD	8,261	(295,470)
Charles Schwab Corp.	211	01/30/26	USD	100.00	USD	2,108	(69,419)
Cisco Systems, Inc.	646	01/30/26	USD	78.00	USD	4,976	(79,135)
CVS Health Corp.	487	01/30/26	USD	80.00	USD	3,865	(92,286)
FedEx Corp.	96	01/30/26	USD	285.00	USD	2,773	(101,760)
Hewlett Packard Enterprise, Co.	1,085	01/30/26	USD	26.00	USD	2,606	(26,583)
Intel Corp.	309	01/30/26	USD	44.00	USD	1,140	(19,313)
JPMorgan Chase & Co.	110	01/30/26	USD	325.00	USD	3,544	(84,700)
Lockheed Martin Corp.	56	01/30/26	USD	495.00	USD	2,709	(61,880)
Microsoft Corp.	79	01/30/26	USD	500.00	USD	3,821	(68,927)
PepsiCo, Inc.	162	01/30/26	USD	155.00	USD	2,325	(4,293)
PPG Industries, Inc.	280	01/30/26	USD	105.00	USD	2,869	(58,100)
Wells Fargo & Co.	1,138	01/30/26	USD	97.00	USD	10,606	(174,114)
Crown Holdings, Inc.	378	02/04/26	USD	106.85	USD	3,892	(70,291)
Fortune Brands Innovations, Inc.	446	02/05/26	USD	53.75	USD	2,231	(62,629)
Cardinal Health, Inc.	288	02/06/26	USD	210.00	USD	5,918	(168,480)
CVS Health Corp.	451	02/06/26	USD	82.00	USD	3,579	(71,032)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	75	02/06/26	USD	315.00	USD	2,279	(71,812)
Amazon.com, Inc.	142	02/20/26	USD	245.00	USD	3,278	(91,590)
Arthur J. Gallagher & Co.	98	02/20/26	USD	260.00	USD	2,536	(100,940)
British American Tobacco PLC, ADR	583	02/20/26	USD	60.00	USD	3,301	(46,640)
Carlyle Group, Inc.	142	02/20/26	USD	62.50	USD	839	(26,980)
CDW Corp.DE	145	02/20/26	USD	150.00	USD	1,975	(38,063)

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
CDW Corp.DE	71	02/20/26	USD	150.05	USD	967	$ (13,855)
Charles Schwab Corp.	146	02/20/26	USD	105.00	USD	1,459	(28,835)
CNH Industrial NV	1,500	02/20/26	USD	10.16	USD	1,383	(28,050)
Crown Castle, Inc.	425	02/20/26	USD	90.00	USD	3,777	(120,062)
Crown Holdings, Inc.	206	02/20/26	USD	97.94	USD	2,121	(167,705)
Dominion Energy, Inc.	517	02/20/26	USD	61.84	USD	3,029	(29,732)
Edison International	357	02/20/26	USD	62.50	USD	2,143	(33,915)
Fortive Corp.	282	02/20/26	USD	56.71	USD	1,557	(72,926)
Hasbro, Inc.	160	02/20/26	USD	87.50	USD	1,312	(26,800)
Healthcare Realty Trust, Inc.	1,921	02/20/26	USD	17.50	USD	3,256	(67,235)
HP, Inc.	1,160	02/20/26	USD	25.00	USD	2,584	(30,160)
International Flavors & Fragrances, Inc.	293	02/20/26	USD	65.00	USD	1,975	(142,105)
International Flavors & Fragrances, Inc.	206	02/20/26	USD	67.50	USD	1,388	(71,070)
Keurig Dr Pepper, Inc.	1,489	02/20/26	USD	29.00	USD	4,171	(74,450)
Leidos Holdings, Inc.	250	02/20/26	USD	195.00	USD	4,510	(75,625)
LyondellBasell Industries NV, Class A	416	02/20/26	USD	47.50	USD	1,801	(72,800)
Rogers Communications, Inc., Class B	244	02/20/26	USD	37.65	USD	921	(35,288)
SS&C Technologies Holdings, Inc.	757	02/20/26	USD	88.34	USD	6,618	(213,430)
Stag Industrial, Inc.	707	02/20/26	USD	38.21	USD	2,599	(37,973)
STMicroelectronics NV, ADR	388	02/20/26	USD	28.00	USD	1,006	(37,830)
Intercontinental Exchange, Inc.	474	03/20/26	USD	165.00	USD	7,677	(234,630)
							$ (16,505,731)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Shell PLC	Goldman Sachs International	152,300	01/06/26	GBP	30.20	GBP	4,164	$ —
AvalonBay Communities, Inc.	UBS AG	13,400	01/07/26	USD	183.82	USD	2,430	(12,214)
Elevance Health, Inc.	Goldman Sachs International	2,300	01/07/26	USD	334.79	USD	806	(39,368)
PG&E Corp.	Barclays Bank PLC	5,900	01/07/26	USD	16.19	USD	95	(913)
SS&C Technologies Holdings, Inc.	Citibank N.A.	72,000	01/07/26	USD	86.94	USD	6,294	(101,882)
PG&E Corp.	Morgan Stanley & Co. International PLC	113,100	01/09/26	USD	16.42	USD	1,818	(11,814)
BP PLC	Barclays Bank PLC	1,661,300	01/14/26	GBP	4.57	GBP	7,188	(20,468)
Sanofi SA	Bank of America N.A.	102,900	01/14/26	EUR	84.93	EUR	8,472	(63,000)
Shell PLC	Barclays Bank PLC	330,100	01/14/26	GBP	28.78	GBP	9,025	(8,605)
WPP PLC	Barclays Bank PLC	300,300	01/14/26	GBP	3.44	GBP	1,001	(29,740)
Rentokil Initial PLC	Bank of America N.A.	285,000	01/15/26	GBP	4.35	GBP	1,261	(69,976)
Crown Castle, Inc.	UBS AG	42,600	01/21/26	USD	93.65	USD	3,786	(15,018)
Evergy, Inc.	Morgan Stanley & Co. International PLC	39,700	01/21/26	USD	75.36	USD	2,878	(11,620)
Fidelity National Financial, Inc., Class A	Morgan Stanley & Co. International PLC	80,000	01/21/26	USD	57.50	USD	4,367	(32,886)
Rentokil Initial PLC	Morgan Stanley & Co. International PLC	630,000	01/21/26	GBP	4.18	GBP	2,789	(279,763)
Rentokil Initial PLC	Goldman Sachs International	285,000	01/22/26	GBP	4.35	GBP	1,261	(78,170)
WPP PLC	Goldman Sachs International	675,000	01/22/26	GBP	3.32	GBP	2,250	(147,844)
Samsung Electronics Co., Ltd., GDR, Registered Shares	Bank of America N.A.	7,930	01/27/26	USD	1,886.96	USD	16,293	(1,653,498)
Air Products and Chemicals, Inc.	Barclays Bank PLC	7,800	01/28/26	USD	249.87	USD	1,927	(49,272)
Airbus SE	Goldman Sachs International	17,900	01/28/26	EUR	195.44	EUR	3,537	(153,441)
AstraZeneca PLC	Goldman Sachs International	20,100	01/28/26	GBP	138.19	GBP	2,760	(91,830)
AvalonBay Communities, Inc.	Goldman Sachs International	22,800	01/28/26	USD	184.44	USD	4,134	(68,190)
Becton Dickinson & Co.	Barclays Bank PLC	86,200	01/28/26	USD	199.05	USD	16,729	(317,031)
BP PLC	Barclays Bank PLC	750,000	01/28/26	GBP	4.38	GBP	3,245	(94,717)
Dominion Energy, Inc.	UBS AG	104,800	01/28/26	USD	59.50	USD	6,140	(85,724)
Exelon Corp.	UBS AG	85,800	01/28/26	USD	45.59	USD	3,740	(18,853)
Henkel AG & Co. KGaA, Preference Shares	JPMorgan Chase Bank N.A.	36,800	01/28/26	EUR	71.83	EUR	2,555	(23,078)
Rentokil Initial PLC	Citibank N.A.	250,600	01/28/26	GBP	4.35	GBP	1,109	(74,038)
Rentokil Initial PLC	Goldman Sachs International	284,000	01/28/26	GBP	4.35	GBP	1,257	(84,503)
Rexford Industrial Realty, Inc.	Citibank N.A.	72,400	01/28/26	USD	41.91	USD	2,803	(7,089)
STMicroelectronics NV, ADR	UBS AG	38,800	01/28/26	USD	27.31	USD	1,006	(29,181)
WESCO International, Inc.	UBS AG	31,800	01/28/26	USD	282.18	USD	7,780	(51,464)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
SS&C Technologies Holdings, Inc.	Morgan Stanley & Co. International PLC	72,000	02/03/26	USD	89.97	USD	6,294	$ (110,017)
Evergy, Inc.	Morgan Stanley & Co. International PLC	39,600	02/04/26	USD	74.77	USD	2,871	(38,642)
Exelon Corp.	Goldman Sachs International	85,800	02/04/26	USD	45.40	USD	3,740	(24,565)
Henkel AG & Co. KGaA, Preference Shares	Goldman Sachs International	80,000	02/04/26	EUR	71.47	EUR	5,554	(72,391)
Rentokil Initial PLC	Morgan Stanley & Co. International PLC	629,950	02/04/26	GBP	4.15	GBP	2,788	(327,972)
WPP PLC	Citibank N.A.	507,700	02/04/26	GBP	3.19	GBP	1,692	(189,943)
Fortune Brands Innovations, Inc.	Morgan Stanley & Co. International PLC	18,500	02/20/26	USD	52.86	USD	925	(37,505)
Intercontinental Exchange, Inc.	Morgan Stanley & Co. International PLC	13,100	02/20/26	USD	166.17	USD	2,122	(41,768)
								$ (4,567,993)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (20,356,256)	$ 6,666,323	$ (7,383,791)	$ (21,073,724)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 21,073,724	$ —	$ —	$ —	$ 21,073,724
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$ —	$ —	$ (108,736)	$ —	$ —	$ —	$ (108,736)
Options written	—	—	(38,042,201)	—	—	—	(38,042,201)
	$ —	$ —	$ (38,150,937)	$ —	$ —	$ —	$ (38,150,937)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (10,352,081)	$ —	$ —	$ —	$ (10,352,081)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts purchased	$— (a)
Average value of option contracts written	23,278,539

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 21,073,724
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	21,073,724
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(16,505,731)
Total derivative assets and liabilities subject to an MNA	$ —	$ 4,567,993
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 1,786,474	$ —	$ (1,786,474)	$ —	$ —
Barclays Bank PLC	520,746	—	(520,746)	—	—
Citibank N.A.	372,952	—	(372,952)	—	—
Goldman Sachs International	760,302	—	(760,302)	—	—
JPMorgan Chase Bank N.A.	23,078	—	—	—	23,078
Morgan Stanley & Co. International PLC	891,987	—	(891,987)	—	—
Morgan Stanley & Co. International PLC.	—	—	—	—	—
UBS AG	212,454	—	(212,454)	—	—
	$ 4,567,993	$ —	$ (4,544,915)	$ —	$ 23,078

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 45,495,092	$ 7,555,168	$ —	$ 53,050,260
Air Freight & Logistics	10,133,209	—	—	10,133,209
Automobiles	9,458,980	—	—	9,458,980
Banks	210,597,868	—	—	210,597,868
Beverages	21,177,643	—	—	21,177,643
Broadline Retail	43,149,260	—	—	43,149,260
Building Products	11,500,198	—	—	11,500,198
Capital Markets	71,789,464	—	—	71,789,464
Chemicals	56,163,557	—	—	56,163,557
Commercial Services & Supplies	—	24,791,487	—	24,791,487
Communications Equipment	22,790,558	—	—	22,790,558
Consumer Staples Distribution & Retail	39,295,671	—	—	39,295,671
Containers & Packaging	37,968,340	—	—	37,968,340
Diversified Telecommunication Services	10,128,166	—	—	10,128,166
Electric Utilities	47,380,697	—	—	47,380,697
Electronic Equipment, Instruments & Components	20,513,064	—	—	20,513,064
Entertainment	30,520,993	—	—	30,520,993
Financial Services	34,040,347	—	18,232,910	52,273,257
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Food Products	$ 27,913,888	$ —	$ —	$ 27,913,888
Ground Transportation	12,158,496	—	—	12,158,496
Health Care Equipment & Supplies	110,575,016	—	—	110,575,016
Health Care Providers & Services	94,488,443	—	—	94,488,443
Health Care REITs	8,879,919	—	—	8,879,919
Industrial Conglomerates	11,826,356	—	—	11,826,356
Industrial REITs	22,746,417	—	—	22,746,417
Insurance	44,689,388	—	—	44,689,388
Interactive Media & Services	53,302,459	—	—	53,302,459
Leisure Products	19,044,828	—	—	19,044,828
Machinery	19,055,589	—	—	19,055,589
Media	17,772,415	11,793,524	—	29,565,939
Metals & Mining	30,508,075	—	—	30,508,075
Multi-Utilities	23,128,637	—	—	23,128,637
Oil, Gas & Consumable Fuels	20,476,883	63,378,116	12,534,028	96,389,027
Pharmaceuticals	14,638,631	24,144,105	—	38,782,736
Professional Services	54,747,632	—	—	54,747,632
Residential REITs	11,700,841	—	—	11,700,841
Semiconductors & Semiconductor Equipment	21,733,188	—	—	21,733,188
Software	29,778,901	—	—	29,778,901
Specialized REITs	13,760,453	—	—	13,760,453
Technology Hardware, Storage & Peripherals	54,644,232	37,292,366	—	91,936,598
Tobacco	16,880,857	—	—	16,880,857
Trading Companies & Distributors	27,294,974	—	—	27,294,974
Wireless Telecommunication Services	4,475,457	—	—	4,475,457
Preferred Securities
Preferred Stocks	—	16,876,876	—	16,876,876
Short-Term Securities
Money Market Funds	42,181,863	—	—	42,181,863
	$1,530,506,945	$185,831,642	$30,766,938	$1,747,105,525
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (15,503,838)	$ (5,569,886)	$ —	$ (21,073,724)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Common Stocks
Assets
Opening balance, as of December 31, 2024	$ 31,090,484
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	945,793
Purchases	953,083
Sales	(2,222,422)
Closing balance, as of December 31, 2025	$ 30,766,938
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(b)	$ 945,793

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$30,766,938	Income	Discount Rate	10%	—
		Market	EBITDA Multiple	8.25x	—

	$30,766,938

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.
Consolidated Schedule of Investments

Schedule of Investments
December 31, 2025
BlackRock Enhanced Global Dividend Trust (BOE)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Canada — 0.9%
TELUS Corp.	478,856	$ 6,311,249
China — 2.5%
Alibaba Group Holding Ltd.	128,300	2,355,711
Alibaba Group Holding Ltd., ADR	108,838	15,953,473
		18,309,184
France — 4.6%
Air Liquide SA	51,491	9,677,935
BNP Paribas SA	129,689	12,269,484
Sanofi SA	111,560	10,794,005
		32,741,424
Germany — 4.1%
Allianz SE, Registered Shares	42,078	19,455,907
SAP SE	41,666	10,123,527
		29,579,434
India — 1.5%
AceVector Limited, (Acquired 08/31/18, Cost: $2,637,143)(a)(b)(c)	566,400	186,974
Kotak Mahindra Bank Ltd.	441,277	10,824,725
		11,011,699
Japan — 1.5%
Honda Motor Co. Ltd.	1,077,300	10,573,346
Mexico — 0.9%
Grupo Financiero Banorte SAB de CV, Class O	716,165	6,639,266
Netherlands — 2.0%
Koninklijke KPN NV	3,031,314	14,164,470
South Korea — 1.1%
Kia Corp.	90,857	7,702,265
Spain — 3.6%
Banco Bilbao Vizcaya Argentaria SA	657,760	15,429,207
Industria de Diseno Textil SA	160,808	10,607,645
		26,036,852
Taiwan — 5.5%
MediaTek, Inc.	286,000	12,985,885
Taiwan Semiconductor Manufacturing Co. Ltd.	533,000	26,200,817
		39,186,702
United Kingdom — 9.4%
AstraZeneca PLC	116,249	21,512,957
BAE Systems PLC	434,178	9,992,633
British American Tobacco PLC	260,694	14,778,919
Shell PLC	306,689	11,361,003
Taylor Wimpey PLC	6,771,171	9,797,925
		67,443,437
United States — 62.9%
Accenture PLC, Class A	44,556	11,954,375
Alphabet, Inc., Class A(d)(e)	101,524	31,777,012
Apple, Inc.(d)	63,481	17,257,945
Applied Materials, Inc.	63,979	16,441,963
Assurant, Inc.(e)	50,499	12,162,684
Baker Hughes Co., Class A	152,275	6,934,604
Broadcom, Inc.(d)	87,148	30,161,923
Security	Shares	Value
United States (continued)
Carrier Global Corp.	197,617	$ 10,442,082
Charles Schwab Corp.	114,584	11,448,087
Citizens Financial Group, Inc.	185,130	10,813,443
CMS Energy Corp.(d)	293,639	20,534,175
Coca-Cola Co.	287,138	20,073,818
Equifax, Inc.	51,095	11,086,593
General Electric Co.	38,456	11,845,602
Home Depot, Inc.	18,637	6,412,992
Hubbell, Inc.	31,605	14,036,097
Intercontinental Exchange, Inc.(e)	63,501	10,284,622
M&T Bank Corp.	53,051	10,688,715
Meta Platforms, Inc., Class A(d)	18,518	12,223,547
Microsoft Corp.(e)	74,544	36,050,969
Moody’s Corp.	20,881	10,667,059
Oracle Corp.	51,539	10,045,466
Otis Worldwide Corp.(e)	154,519	13,497,235
Parker-Hannifin Corp.(d)(e)	16,695	14,674,237
Progressive Corp.	64,128	14,603,228
Republic Services, Inc.(d)	40,201	8,519,798
Service Corp. International	128,314	10,004,643
Union Pacific Corp.	52,045	12,039,049
UnitedHealth Group, Inc.(d)(e)	45,171	14,911,399
Walmart, Inc.	127,591	14,214,913
Williams Cos., Inc.(e)	242,728	14,590,380
		450,398,655
Total Long-Term Investments — 100.5% (Cost: $539,412,530)		720,097,983
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(f)(g)	5,505,831	5,505,831
Total Short-Term Securities — 0.8% (Cost: $5,505,831)		5,505,831
Total Investments Before Options Written — 101.3% (Cost: $544,918,361)		725,603,814
Options Written — (1.1)% (Premiums Received: $(7,126,747))		(7,965,349)
Total Investments, Net of Options Written — 100.2% (Cost: $537,791,614)		717,638,465
Liabilities in Excess of Other Assets — (0.2)%		(1,135,133)
Net Assets — 100.0%		$ 716,503,332

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $186,974, representing less than 0.05% of its net assets as of period end, and an original cost of $2,637,143.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ —	$ —	$ (68)(b)	$ 68	$ —	$ —	—	$ 1,486 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	7,033,278	—	(1,527,447)(b)	—	—	5,505,831	5,505,831	320,100	—
				$ 68	$ —	$ 5,505,831		$ 321,586	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc., Class A	111	01/09/26	USD	330.00	USD	3,474	$ (4,163)
Broadcom, Inc.	78	01/09/26	USD	395.00	USD	2,700	(975)
Charles Schwab Corp.	154	01/09/26	USD	96.00	USD	1,539	(66,220)
Coca-Cola Co.	487	01/09/26	USD	73.00	USD	3,405	(1,461)
Microsoft Corp.	149	01/09/26	USD	505.00	USD	7,206	(4,619)
Oracle Corp.	32	01/09/26	USD	230.00	USD	624	(304)
UnitedHealth Group, Inc.	69	01/09/26	USD	355.00	USD	2,278	(1,794)
Walmart, Inc.	254	01/09/26	USD	112.00	USD	2,830	(26,162)
Accenture PLC, Class A	86	01/16/26	USD	285.00	USD	2,307	(4,730)
Alibaba Group Holding Ltd., ADR	239	01/16/26	USD	175.00	USD	3,503	(2,390)
Alphabet, Inc., Class A	97	01/16/26	USD	305.00	USD	3,036	(115,915)
Apple, Inc.	170	01/16/26	USD	280.00	USD	4,622	(20,230)
Applied Materials, Inc.	217	01/16/26	USD	238.31	USD	5,577	(461,144)
Assurant, Inc.	222	01/16/26	USD	230.00	USD	5,347	(273,060)
Baker Hughes Co., Class A	302	01/16/26	USD	55.00	USD	1,375	(3,020)
Broadcom, Inc.	44	01/16/26	USD	390.00	USD	1,523	(3,762)
Carrier Global Corp.	435	01/16/26	USD	57.50	USD	2,299	(5,438)
Charles Schwab Corp.	98	01/16/26	USD	97.50	USD	979	(34,055)
CMS Energy Corp.	646	01/16/26	USD	70.00	USD	4,517	(61,370)
Coca-Cola Co.	487	01/16/26	USD	72.50	USD	3,405	(4,383)
Equifax, Inc.	112	01/16/26	USD	220.00	USD	2,430	(43,120)
General Electric Co.	134	01/16/26	USD	310.00	USD	4,128	(69,345)
Home Depot, Inc.	42	01/16/26	USD	365.00	USD	1,445	(3,129)
Hubbell, Inc.	57	01/16/26	USD	450.00	USD	2,531	(39,900)
Intercontinental Exchange, Inc.	184	01/16/26	USD	160.00	USD	2,980	(70,840)
M&T Bank Corp.	117	01/16/26	USD	195.00	USD	2,357	(108,225)
Meta Platforms, Inc., Class A	67	01/16/26	USD	685.00	USD	4,423	(28,642)
Microsoft Corp.	16	01/16/26	USD	500.00	USD	774	(3,360)
Microsoft Corp.	17	01/16/26	USD	515.00	USD	822	(680)
Moody’s Corp.	52	01/16/26	USD	510.00	USD	2,656	(47,840)
Otis Worldwide Corp.	218	01/16/26	USD	90.00	USD	1,904	(5,995)
Parker-Hannifin Corp.	73	01/16/26	USD	880.00	USD	6,416	(98,550)
Progressive Corp.	104	01/16/26	USD	245.00	USD	2,368	(20,800)
Republic Services, Inc.	45	01/16/26	USD	220.00	USD	954	(3,150)
Service Corporation International	282	01/16/26	USD	79.58	USD	2,199	(16,345)
TELUS Corp.	216	01/16/26	CAD	19.50	CAD	391	(629)
TELUS Corp.	1,107	01/16/26	CAD	18.00	CAD	2,003	(22,986)
Union Pacific Corp.	91	01/16/26	USD	240.00	USD	2,105	(5,233)
UnitedHealth Group, Inc.	20	01/16/26	USD	340.00	USD	660	(7,700)
Walmart, Inc.	255	01/16/26	USD	110.00	USD	2,841	(70,252)
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Accenture PLC, Class A	69	01/23/26	USD	275.00	USD	1,851	$ (21,218)
Alibaba Group Holding Ltd., ADR	240	01/23/26	USD	170.00	USD	3,518	(9,600)
Alphabet, Inc., Class A	113	01/23/26	USD	310.00	USD	3,537	(113,000)
Apple, Inc.	72	01/23/26	USD	285.00	USD	1,957	(6,084)
Broadcom, Inc.	183	01/23/26	USD	365.00	USD	6,334	(109,800)
Meta Platforms, Inc., Class A	14	01/23/26	USD	690.00	USD	924	(7,210)
Microsoft Corp.	66	01/23/26	USD	505.00	USD	3,192	(14,091)
Oracle Corp.	34	01/23/26	USD	200.00	USD	663	(19,380)
Progressive Corp.	75	01/23/26	USD	240.00	USD	1,708	(17,625)
Union Pacific Corp.	137	01/23/26	USD	240.00	USD	3,169	(14,728)
Alphabet, Inc., Class A	125	01/30/26	USD	315.00	USD	3,913	(115,625)
Apple, Inc.	37	01/30/26	USD	285.00	USD	1,006	(8,455)
Applied Materials, Inc.	64	01/30/26	USD	270.00	USD	1,645	(39,520)
Charles Schwab Corp.	99	01/30/26	USD	100.00	USD	989	(32,571)
Coca-Cola Co.	605	01/30/26	USD	72.00	USD	4,230	(22,385)
General Electric Co.	77	01/30/26	USD	330.00	USD	2,372	(36,767)
Microsoft Corp.	79	01/30/26	USD	500.00	USD	3,821	(68,927)
Walmart, Inc.	53	01/30/26	USD	118.00	USD	590	(3,392)
Williams Cos, Inc.	534	01/30/26	USD	60.00	USD	3,210	(89,445)
Moody’s Corp.	39	02/03/26	USD	510.00	USD	1,992	(57,340)
Home Depot, Inc.	41	02/06/26	USD	360.00	USD	1,411	(15,498)
UnitedHealth Group, Inc.	69	02/06/26	USD	350.00	USD	2,278	(61,582)
Williams Cos, Inc.	385	02/06/26	USD	61.00	USD	2,314	(40,425)
Baker Hughes Co., Class A	230	02/20/26	USD	48.00	USD	1,047	(25,875)
Carrier Global Corp.	434	02/20/26	USD	57.50	USD	2,293	(45,570)
Charles Schwab Corp.	153	02/20/26	USD	105.00	USD	1,529	(30,217)
Citizens Financial Group, Inc.	381	02/20/26	USD	60.00	USD	2,225	(55,245)
CMS Energy Corp.	646	02/20/26	USD	70.00	USD	4,517	(83,980)
Hubbell, Inc.	82	02/20/26	USD	470.00	USD	3,642	(87,740)
Intercontinental Exchange, Inc.	82	02/20/26	USD	165.00	USD	1,328	(31,570)
Otis Worldwide Corp.	461	02/20/26	USD	91.88	USD	4,027	(49,706)
Progressive Corp.	103	02/20/26	USD	230.00	USD	2,346	(32,445)
Republic Services, Inc.	131	02/20/26	USD	220.00	USD	2,776	(36,680)
Service Corp. International	282	02/20/26	USD	82.82	USD	2,199	(29,839)
Williams Cos, Inc.	416	02/20/26	USD	60.00	USD	2,501	(96,720)
Intercontinental Exchange, Inc.	82	03/20/26	USD	165.00	USD	1,328	(40,590)
							$ (3,332,761)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	508,300	01/06/26	EUR	4.06	EUR	2,021	$ (4,271)
SAP SE	Goldman Sachs International	18,300	01/06/26	EUR	226.08	EUR	3,783	(195)
Taiwan Semiconductor Manufacturing Co., Ltd.	Morgan Stanley & Co. International PLC	75,000	01/06/26	TWD	1,564.62	TWD	115,841	(41,661)
Koninklijke KPN NV	Goldman Sachs International	304,400	01/07/26	EUR	3.86	EUR	1,210	(45,135)
Sanofi S.A.	Goldman Sachs International	41,300	01/08/26	EUR	94.06	EUR	3,400	(11)
M&T Bank Corp.	Goldman Sachs International	11,600	01/12/26	USD	208.00	USD	2,337	(18,113)
BNP Paribas SA	UBS AG	28,500	01/13/26	EUR	68.95	EUR	2,294	(399,113)
Citizens Financial Group, Inc.	Barclays Bank PLC	43,300	01/13/26	USD	53.17	USD	2,529	(230,628)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	160,800	01/13/26	EUR	4.07	EUR	639	(3,127)
Air Liquide SA	BNP Paribas SA	13,800	01/14/26	EUR	158.54	EUR	2,207	(49,170)
AstraZeneca PLC	Bank of America N.A.	8,300	01/14/26	GBP	138.52	GBP	1,140	(21,096)
BAE Systems PLC	Bank of America N.A.	79,900	01/14/26	GBP	17.47	GBP	1,364	(17,053)
Banco Bilbao Vizcaya Argentaria SA	Barclays Bank PLC	43,750	01/14/26	EUR	19.64	EUR	873	(31,832)
Grupo Financiero Banorte SAB de CV, Class O	Morgan Stanley & Co. International PLC	145,000	01/14/26	MXN	173.90	MXN	24,206	(8,150)
Sanofi SA	Bank of America N.A.	7,800	01/14/26	EUR	84.93	EUR	642	(4,775)
Taylor Wimpey PLC	Citibank N.A.	1,364,000	01/14/26	GBP	1.04	GBP	1,464	(75,107)

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Honda Motor Co., Ltd.	Bank of America N.A.	139,500	01/15/26	JPY	1,580.61	JPY	214,463	$ (14,678)
Koninklijke KPN NV	UBS AG	693,700	01/15/26	EUR	4.02	EUR	2,758	(24,889)
Allianz SE, Registered Shares	UBS AG	18,600	01/21/26	EUR	377.01	EUR	7,318	(369,507)
BAE Systems PLC	UBS AG	23,700	01/21/26	GBP	18.27	GBP	405	(1,478)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	105,000	01/21/26	TWD	1,227.65	TWD	149,799	(665,578)
BNP Paribas SA	UBS AG	28,500	01/27/26	EUR	69.62	EUR	2,294	(384,941)
Honda Motor Co., Ltd.	BNP Paribas SA	137,000	01/27/26	JPY	1,581.29	JPY	210,620	(23,392)
Kia Corp.	JPMorgan Chase Bank N.A.	19,950	01/27/26	KRW	129,858.64	KRW	2,436,303	(17,227)
Taylor Wimpey PLC	Barclays Bank PLC	250,000	01/27/26	GBP	1.03	GBP	268	(20,041)
Air Liquide SA	JPMorgan Chase Bank N.A.	8,900	01/28/26	EUR	162.29	EUR	1,423	(19,450)
AstraZeneca PLC	Goldman Sachs International	42,900	01/28/26	GBP	138.19	GBP	5,890	(195,996)
BAE Systems PLC	Goldman Sachs International	135,200	01/28/26	GBP	17.34	GBP	2,308	(67,105)
Banco Bilbao Vizcaya Argentaria SA	JPMorgan Chase Bank N.A.	161,100	01/28/26	EUR	19.96	EUR	3,216	(110,876)
Honda Motor Co., Ltd.	BNP Paribas SA	197,500	01/28/26	JPY	1,612.21	JPY	303,631	(27,696)
Kia Corp.	Bank of America N.A.	20,000	01/28/26	KRW	124,873.11	KRW	2,442,409	(37,948)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	21,000	01/28/26	TWD	1,476.80	TWD	29,960	(16,898)
Shell PLC	JPMorgan Chase Bank N.A.	107,400	01/28/26	EUR	31.06	EUR	3,385	(107,000)
Equifax, Inc.	Goldman Sachs International	11,200	02/03/26	USD	226.50	USD	2,430	(57,822)
Grupo Financiero Banorte SAB de CV, Class O	Morgan Stanley & Co. International PLC	170,200	02/03/26	MXN	173.20	MXN	28,413	(28,164)
Taylor Wimpey PLC	Bank of America N.A.	1,365,300	02/03/26	GBP	1.06	GBP	1,466	(78,142)
Banco Bilbao Vizcaya Argentaria SA	Citibank N.A.	191,400	02/04/26	EUR	18.65	EUR	3,820	(373,009)
British American Tobacco PLC	Barclays Bank PLC	114,700	02/04/26	GBP	44.00	GBP	4,824	(61,866)
Industria de Diseno Textil SA	Citibank N.A.	70,794	02/04/26	EUR	48.53	EUR	3,974	(667,836)
Taiwan Semiconductor Manufacturing Co., Ltd.	Morgan Stanley & Co. International PLC	138,000	02/04/26	TWD	1,525.76	TWD	213,147	(311,612)
								$ (4,632,588)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (7,126,747)	$ 2,569,140	$ (3,407,742)	$ (7,965,349)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 7,965,349	$ —	$ —	$ —	$ 7,965,349
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (14,407,292)	$ —	$ —	$ —	$ (14,407,292)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (4,411,254)	$ —	$ —	$ —	$ (4,411,254)
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$7,517,473
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 7,965,349
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,965,349
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,332,761)
Total derivative assets and liabilities subject to an MNA	$ —	$ 4,632,588
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 173,692	$ —	$ (173,692)	$ —	$ —
Barclays Bank PLC	344,367	—	(344,367)	—	—
BNP Paribas SA	100,258	—	—	—	100,258
Citibank N.A.	1,115,952	—	(1,115,952)	—	—
Goldman Sachs International	384,377	—	(384,377)	—	—
JPMorgan Chase Bank N.A.	271,451	—	(271,451)	—	—
Morgan Stanley & Co. International PLC	1,062,563	—	(1,062,563)	—	—
UBS AG	1,179,928	—	(1,179,928)	—	—
	$ 4,632,588	$ —	$ (4,532,330)	$ —	$ 100,258

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$ 6,311,249	$ —	$ —	$ 6,311,249
China	15,953,473	2,355,711	—	18,309,184
France	—	32,741,424	—	32,741,424
Germany	—	29,579,434	—	29,579,434
India	—	10,824,725	186,974	11,011,699
Japan	—	10,573,346	—	10,573,346
Mexico	6,639,266	—	—	6,639,266
Netherlands	—	14,164,470	—	14,164,470
South Korea	—	7,702,265	—	7,702,265
Spain	—	26,036,852	—	26,036,852
Taiwan	—	39,186,702	—	39,186,702

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
United Kingdom	$ —	$ 67,443,437	$ —	$ 67,443,437
United States	450,398,655	—	—	450,398,655
Short-Term Securities
Money Market Funds	5,505,831	—	—	5,505,831
	$ 484,808,474	$ 240,608,366	$ 186,974	$ 725,603,814
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (2,718,387)	$ (5,246,962)	$ —	$ (7,965,349)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2025
BlackRock Enhanced International Dividend Trust (BGY)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Canada — 7.3%
Teck Resources Ltd., Class B	389,739	$ 18,658,519
Toronto-Dominion Bank	155,657	14,670,350
Waste Connections, Inc.	46,497	8,154,718
		41,483,587
China — 6.2%
Alibaba Group Holding Ltd.	78,600	1,443,171
Alibaba Group Holding Ltd., ADR(a)	95,910	14,058,487
Tencent Holdings Ltd.	19,800	1,519,522
Tencent Holdings Ltd., ADR(a)	236,362	18,093,511
		35,114,691
Finland — 2.1%
Kone OYJ, Class B	171,293	12,134,900
France — 9.5%
Air Liquide SA	42,244	7,939,925
BNP Paribas SA	124,566	11,784,812
EssilorLuxottica SA	30,986	9,797,705
Sanofi SA	118,195	11,435,976
Schneider Electric SE	49,413	13,518,173
		54,476,591
Germany — 7.9%
Allianz SE, Registered Shares	33,773	15,615,865
Deutsche Telekom AG, Class N, Registered Shares	353,367	11,502,468
SAP SE	74,577	18,119,864
		45,238,197
India — 4.0%
AceVector Limited, (Acquired 01/25/22, Cost: $3,948,600)(b)(c)(d)	848,000	279,932
HDFC Bank Ltd.	1,257,951	13,896,449
Kotak Mahindra Bank Ltd.	350,055	8,587,008
		22,763,389
Italy — 3.1%
FinecoBank Banca Fineco SpA	689,092	17,854,066
Japan — 9.4%
Honda Motor Co. Ltd.	1,112,600	10,919,803
Mitsubishi UFJ Financial Group, Inc.	706,800	11,217,673
Shin-Etsu Chemical Co. Ltd.	474,700	14,744,725
Sony Group Corp.	644,800	16,539,746
		53,421,947
Mexico — 1.5%
Grupo Financiero Banorte SAB de CV, Class O	917,913	8,509,587
Netherlands — 7.6%
ASM International NV	26,543	16,068,994
ASR Nederland NV	149,819	10,659,740
Koninklijke KPN NV	3,619,107	16,911,060
		43,639,794
Singapore — 1.9%
United Overseas Bank Ltd.	397,000	10,812,499
South Korea — 3.3%
Kia Corp.	111,170	9,424,269
SK Hynix, Inc.	21,304	9,648,109
		19,072,378
Security	Shares	Value
Spain — 4.8%
Banco Bilbao Vizcaya Argentaria SA	520,186	$ 12,202,107
Industria de Diseno Textil SA	225,784	14,893,765
		27,095,872
Sweden — 5.7%
Assa Abloy AB, Class B	405,242	15,654,839
Atlas Copco AB, A Shares	951,235	16,934,423
		32,589,262
Switzerland — 2.8%
UBS Group AG, Registered Shares	346,069	15,979,587
Taiwan — 7.0%
MediaTek, Inc.	232,000	10,534,004
Taiwan Semiconductor Manufacturing Co. Ltd.	600,000	29,494,354
		40,028,358
United Kingdom — 11.4%
AstraZeneca PLC	92,655	17,146,668
British American Tobacco PLC	261,637	14,832,379
Shell PLC	648,441	24,020,882
Taylor Wimpey PLC	6,166,586	8,923,087
		64,923,016
United States(a) — 4.1%
General Electric Co.	39,768	12,249,737
Mastercard, Inc., Class A(e)	19,341	11,041,390
		23,291,127
Total Long-Term Investments — 99.6% (Cost: $446,346,366)		568,428,848
Short-Term Securities
Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(f)(g)	8,533,259	8,533,259
Total Short-Term Securities — 1.5% (Cost: $8,533,259)		8,533,259
Total Investments Before Options Written — 101.1% (Cost: $454,879,625)		576,962,107
Options Written — (1.5)% (Premiums Received: $(5,678,580))		(8,837,872)
Total Investments, Net of Options Written — 99.6% (Cost: $449,201,045)		568,124,235
Other Assets Less Liabilities — 0.4%		2,423,596
Net Assets — 100.0%		$ 570,547,831

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $279,932, representing 0.1% of its net assets as of period end, and an original cost of $3,948,600.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced International Dividend Trust (BGY)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ —	$ 301 (b)	$ —	$ (301)	$ —	$ —	—	$ 4,222 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	3,742,337	4,790,922 (b)	—	—	—	8,533,259	8,533,259	296,590	—
				$ (301)	$ —	$ 8,533,259		$ 300,812	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alibaba Group Holding Ltd., ADR	181	01/16/26	USD	175.00	USD	2,653	$ (1,810)
General Electric Co.	72	01/16/26	USD	310.00	USD	2,218	(37,260)
Mastercard, Inc., Class A	36	01/16/26	USD	555.00	USD	2,055	(69,300)
Teck Resources Ltd., Class B	409	01/16/26	CAD	60.00	CAD	2,688	(183,261)
Toronto-Dominion Bank	280	01/16/26	CAD	115.00	CAD	3,622	(295,289)
Waste Connections, Inc.	128	01/16/26	CAD	260.00	CAD	3,081	(3,730)
Alibaba Group Holding Ltd., ADR	250	01/23/26	USD	170.00	USD	3,665	(10,000)
General Electric Co.	47	01/23/26	USD	315.00	USD	1,448	(36,425)
Mastercard, Inc., Class A	51	01/23/26	USD	550.00	USD	2,911	(128,903)
Teck Resources Ltd., Class B	600	01/23/26	CAD	63.00	CAD	3,943	(177,043)
General Electric Co.	99	01/30/26	USD	330.00	USD	3,049	(47,273)
Teck Resources Ltd., Class B	355	01/30/26	CAD	64.00	CAD	2,333	(95,698)
Toronto-Dominion Bank	141	01/30/26	CAD	126.00	CAD	1,824	(39,550)
Toronto-Dominion Bank	279	02/20/26	CAD	115.00	CAD	3,609	(294,235)
Waste Connections, Inc.	127	02/20/26	CAD	250.00	CAD	3,057	(24,057)
							$ (1,443,834)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Deutsche Telekom AG, Class N, Registered Shares	Morgan Stanley & Co. International PLC	81,800	01/06/26	EUR	28.45	EUR	2,266	$ (4,554)
FinecoBank Banca Fineco SpA	Bank of America N.A.	140,800	01/06/26	EUR	22.21	EUR	3,104	(26,958)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	522,200	01/06/26	EUR	4.06	EUR	2,076	(4,388)
SAP SE	Goldman Sachs International	33,500	01/06/26	EUR	226.07	EUR	6,926	(358)
Taiwan Semiconductor Manufacturing Co., Ltd.	Morgan Stanley & Co. International PLC	224,000	01/06/26	TWD	1,564.62	TWD	345,978	(124,427)
United Overseas Bank Ltd.	BNP Paribas SA	167,600	01/06/26	SGD	34.50	SGD	5,867	(76,106)
United Overseas Bank Ltd.	UBS AG	11,000	01/06/26	SGD	35.11	SGD	385	(1,196)
Honda Motor Co., Ltd.	Goldman Sachs International	109,100	01/07/26	JPY	1,556.41	JPY	167,727	(8,699)
Honda Motor Co., Ltd.	JPMorgan Chase Bank N.A.	195,000	01/07/26	JPY	1,586.14	JPY	299,787	(8,366)
Kia Corp.	Bank of America N.A.	17,650	01/07/26	KRW	124,740.00	KRW	2,155,426	(10,860)
Koninklijke KPN NV	Goldman Sachs International	151,100	01/07/26	EUR	3.86	EUR	601	(22,404)
Shell PLC	Goldman Sachs International	48,800	01/07/26	EUR	34.03	EUR	1,538	(64)
Tencent Holdings Ltd., ADR	Morgan Stanley & Co. International PLC	35,500	01/07/26	USD	82.45	USD	2,718	(308)
UBS Group AG, Registered Shares	Goldman Sachs International	71,700	01/07/26	CHF	31.28	CHF	2,622	(514,502)
Assa Abloy AB, Class B	Citibank N.A.	109,900	01/08/26	SEK	370.76	SEK	39,086	(2,874)
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Sanofi S.A.	Goldman Sachs International	53,200	01/08/26	EUR	94.06	EUR	4,380	$ (14)
SK Hynix, Inc.	Goldman Sachs International	3,200	01/08/26	KRW	646,300.00	KRW	2,087,658	(50,940)
Sony Group Corp.	Bank of America N.A.	172,600	01/08/26	JPY	4,949.14	JPY	693,501	(350)
UBS Group AG, Registered Shares	Goldman Sachs International	84,000	01/08/26	CHF	32.59	CHF	3,072	(463,186)
Atlas Copco AB, A Shares	Bank of America N.A.	109,600	01/09/26	SEK	156.94	SEK	17,963	(110,645)
Deutsche Telekom AG, Class N, Registered Shares	UBS AG	90,000	01/09/26	EUR	28.35	EUR	2,493	(8,833)
Mitsubishi UFJ Financial Group, Inc.	Goldman Sachs International	159,000	01/09/26	JPY	2,475.41	JPY	395,281	(42,315)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	802,200	01/13/26	EUR	4.07	EUR	3,190	(15,602)
Assa Abloy AB, Class B	BNP Paribas SA	72,500	01/14/26	SEK	355.44	SEK	25,785	(49,288)
AstraZeneca PLC	Bank of America N.A.	24,400	01/14/26	GBP	138.52	GBP	3,350	(62,017)
Atlas Copco AB, A Shares	Bank of America N.A.	88,400	01/14/26	SEK	172.22	SEK	14,489	(5,198)
FinecoBank Banca Fineco SpA	BNP Paribas SA	238,300	01/14/26	EUR	21.30	EUR	5,254	(271,167)
Grupo Financiero Banorte SAB de CV, Class O	Morgan Stanley & Co. International PLC	204,000	01/14/26	MXN	173.90	MXN	34,056	(11,466)
Taylor Wimpey PLC	Citibank N.A.	1,272,000	01/14/26	GBP	1.04	GBP	1,365	(70,041)
BNP Paribas SA	Citibank N.A.	28,100	01/15/26	EUR	76.58	EUR	2,262	(149,088)
Koninklijke KPN NV	UBS AG	318,300	01/15/26	EUR	4.02	EUR	1,266	(11,420)
Schneider Electric SE	Citibank N.A.	11,100	01/15/26	EUR	234.56	EUR	2,584	(69,300)
Allianz SE, Registered Shares	UBS AG	15,200	01/21/26	EUR	377.01	EUR	5,980	(301,963)
Atlas Copco AB, A Shares	Barclays Bank PLC	230,000	01/21/26	SEK	159.65	SEK	37,697	(187,247)
Koninklijke KPN NV	Barclays Bank PLC	196,700	01/21/26	EUR	3.90	EUR	782	(27,279)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	84,000	01/21/26	TWD	1,227.65	TWD	119,839	(532,462)
Shell PLC	Barclays Bank PLC	163,400	01/21/26	EUR	32.74	EUR	5,151	(23,541)
Tencent Holdings Ltd., ADR	Morgan Stanley & Co. International PLC	31,600	01/21/26	USD	80.67	USD	2,419	(13,850)
BNP Paribas SA	Barclays Bank PLC	16,400	01/27/26	EUR	79.09	EUR	1,320	(63,383)
Mitsubishi UFJ Financial Group, Inc.	Goldman Sachs International	159,000	01/27/26	JPY	2,523.01	JPY	395,281	(53,649)
Schneider Electric SE	Barclays Bank PLC	11,100	01/27/26	EUR	237.51	EUR	2,584	(75,846)
Shin-Etsu Chemical Co., Ltd.	Bank of America N.A.	106,800	01/27/26	JPY	4,797.25	JPY	519,627	(119,553)
Taylor Wimpey PLC	Barclays Bank PLC	230,000	01/27/26	GBP	1.03	GBP	247	(18,437)
Air Liquide SA	JPMorgan Chase Bank N.A.	19,100	01/28/26	EUR	162.29	EUR	3,055	(41,741)
AstraZeneca PLC	Goldman Sachs International	17,300	01/28/26	GBP	138.19	GBP	2,375	(79,038)
Banco Bilbao Vizcaya Argentaria SA	JPMorgan Chase Bank N.A.	44,300	01/28/26	EUR	19.96	EUR	884	(30,489)
EssilorLuxottica SA	JPMorgan Chase Bank N.A.	13,950	01/28/26	EUR	281.46	EUR	3,753	(67,330)
Honda Motor Co., Ltd.	BNP Paribas SA	196,500	01/28/26	JPY	1,612.21	JPY	302,093	(27,555)
Kia Corp.	Bank of America N.A.	32,300	01/28/26	KRW	124,873.11	KRW	3,944,491	(61,286)
Kone Oyj, Class B	Barclays Bank PLC	77,000	01/28/26	EUR	61.34	EUR	4,642	(60,385)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	21,000	01/28/26	TWD	1,476.80	TWD	29,960	(16,898)
Shell PLC	JPMorgan Chase Bank N.A.	14,700	01/28/26	EUR	31.06	EUR	463	(14,645)
BNP Paribas SA	JPMorgan Chase Bank N.A.	11,500	02/03/26	EUR	82.02	EUR	926	(27,197)
Grupo Financiero Banorte SAB de CV, Class O	Morgan Stanley & Co. International PLC	209,000	02/03/26	MXN	173.20	MXN	34,890	(34,584)
Taylor Wimpey PLC	Bank of America N.A.	1,272,900	02/03/26	GBP	1.06	GBP	1,366	(72,853)
ASM International NV	Barclays Bank PLC	11,500	02/04/26	EUR	483.28	EUR	5,924	(626,588)
ASR Nederland N.V.	Citibank N.A.	67,400	02/04/26	EUR	58.23	EUR	4,081	(244,482)
Banco Bilbao Vizcaya Argentaria SA	Citibank N.A.	241,900	02/04/26	EUR	18.65	EUR	4,828	(471,426)
British American Tobacco PLC	Barclays Bank PLC	117,700	02/04/26	GBP	44.00	GBP	4,950	(63,484)
Industria de Diseno Textil SA	Citibank N.A.	102,653	02/04/26	EUR	48.53	EUR	5,762	(968,378)
SK Hynix, Inc.	Morgan Stanley & Co. International PLC	6,400	02/04/26	KRW	570,900.00	KRW	4,175,316	(404,918)
Sony Group Corp.	Goldman Sachs International	58,000	02/04/26	JPY	4,646.41	JPY	233,042	(10,483)
Taiwan Semiconductor Manufacturing Co., Ltd.	Morgan Stanley & Co. International PLC	95,000	02/04/26	TWD	1,525.76	TWD	146,732	(214,516)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	8,900	02/04/26	HKD	624.36	HKD	5,316	(7,651)
Tencent Holdings Ltd., ADR	Citibank N.A.	39,200	02/04/26	USD	80.07	USD	3,001	(38,750)
Sony Group Corp.	BNP Paribas SA	55,000	02/10/26	JPY	4,234.58	JPY	220,988	(34,970)
Shin-Etsu Chemical Co., Ltd.	Bank of America N.A.	106,800	02/12/26	JPY	4,797.25	JPY	519,627	(160,247)
								$ (7,394,038)

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced International Dividend Trust (BGY)

Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (5,678,580)	$ 1,798,973	$ (4,958,265)	$ (8,837,872)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 8,837,872	$ —	$ —	$ —	$ 8,837,872
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (8,810,613)	$ —	$ —	$ —	$ (8,810,613)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (4,744,066)	$ —	$ —	$ —	$ (4,744,066)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$6,160,539
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 8,837,872
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	8,837,872
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,443,834)
Total derivative assets and liabilities subject to an MNA	$ —	$ 7,394,038
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 629,967	$ —	$ —	$ (629,967)	$ —
Barclays Bank PLC	1,146,190	—	—	(1,146,190)	—
BNP Paribas SA	459,086	—	—	(430,000)	29,086
Citibank N.A.	2,014,339	—	—	(1,960,000)	54,339
Goldman Sachs International	1,245,652	—	—	(1,035,000)	210,652
JPMorgan Chase Bank N.A.	214,317	—	(31,399)	(100,000)	82,918
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced International Dividend Trust (BGY)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Morgan Stanley & Co. International PLC	$ 1,361,075	$ —	$ —	$ (1,005,000)	$ 356,075
UBS AG	323,412	—	(55,946)	(267,466)	—
	$ 7,394,038	$ —	$ (87,345)	$ (6,573,623)	$ 733,070

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$ 41,483,587	$ —	$ —	$ 41,483,587
China	32,151,998	2,962,693	—	35,114,691
Finland	—	12,134,900	—	12,134,900
France	—	54,476,591	—	54,476,591
Germany	—	45,238,197	—	45,238,197
India	—	22,483,457	279,932	22,763,389
Italy	—	17,854,066	—	17,854,066
Japan	—	53,421,947	—	53,421,947
Mexico	8,509,587	—	—	8,509,587
Netherlands	—	43,639,794	—	43,639,794
Singapore	—	10,812,499	—	10,812,499
South Korea	—	19,072,378	—	19,072,378
Spain	—	27,095,872	—	27,095,872
Sweden	—	32,589,262	—	32,589,262
Switzerland	—	15,979,587	—	15,979,587
Taiwan	—	40,028,358	—	40,028,358
United Kingdom	—	64,923,016	—	64,923,016
United States	23,291,127	—	—	23,291,127
Short-Term Securities
Money Market Funds	8,533,259	—	—	8,533,259
	$ 113,969,558	$ 462,712,617	$ 279,932	$ 576,962,107
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (1,443,834)	$ (7,394,038)	$ —	$ (8,837,872)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 2.8%
Howmet Aerospace, Inc.	128,475	$ 26,339,945
Banks — 2.6%
Wells Fargo & Co.	259,538	24,188,942
Broadline Retail — 7.5%
Amazon.com, Inc.(a)(b)	300,609	69,386,569
Building Products — 3.1%
Johnson Controls International PLC	235,696	28,224,596
Capital Markets — 5.8%
Intercontinental Exchange, Inc.	186,433	30,194,689
S&P Global, Inc.	44,436	23,221,809
		53,416,498
Chemicals — 2.4%
Air Products and Chemicals, Inc.	91,611	22,629,749
Commercial Services & Supplies — 1.6%
Rentokil Initial PLC, ADR(c)	507,970	14,964,796
Communications Equipment — 4.5%
Ciena Corp.(b)	176,361	41,245,547
Entertainment — 3.4%
Spotify Technology SA(b)	30,570	17,752,305
TKO Group Holdings, Inc., Class A	66,337	13,864,433
		31,616,738
Financial Services — 7.0%
Rocket Cos., Inc., Class A	1,474,652	28,549,263
Visa, Inc., Class A(a)	103,773	36,394,229
		64,943,492
Health Care Equipment & Supplies — 2.0%
Medtronic PLC	192,108	18,453,894
Health Care Providers & Services — 8.3%
Cardinal Health, Inc.	208,800	42,908,400
Cencora, Inc.	13,044	4,405,611
Elevance Health, Inc.	56,005	19,632,553
Humana, Inc.	40,367	10,339,199
		77,285,763
Interactive Media & Services — 11.1%
Alphabet, Inc., Class A(d)	160,028	50,088,764
Meta Platforms, Inc., Class A(a)	80,088	52,865,288
		102,954,052
IT Services — 1.5%
Snowflake, Inc., Class A(b)	63,910	14,019,298
Leisure Products — 3.3%
Hasbro, Inc.	367,301	30,118,682
Oil, Gas & Consumable Fuels — 2.3%
Chevron Corp.	142,454	21,711,414
Pharmaceuticals — 1.0%
Eli Lilly & Co.	8,739	9,391,629
Security	Shares	Value
Professional Services — 2.3%
SS&C Technologies Holdings, Inc.	244,279	$ 21,354,870
Semiconductors & Semiconductor Equipment — 15.2%
Advanced Micro Devices, Inc.(b)	29,521	6,322,217
Broadcom, Inc.	88,863	30,755,484
Intel Corp.(b)	349,291	12,888,838
Micron Technology, Inc.	89,324	25,493,963
NVIDIA Corp.(a)	350,755	65,415,808
		140,876,310
Software — 11.7%
AppLovin Corp., Class A(b)	40,287	27,146,186
Intuit, Inc.	17,178	11,379,051
Microsoft Corp.(a)	145,068	70,157,786
		108,683,023
Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	133,616	36,324,846
Western Digital Corp.	115,059	19,821,214
		56,146,060
Trading Companies & Distributors — 2.8%
WESCO International, Inc.	105,982	25,927,436
Total Long-Term Investments — 108.3% (Cost: $606,617,452)		1,003,879,303
Short-Term Securities
Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(e)(f)(g)	4,643,053	4,645,374
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(e)(f)	12,032,078	12,032,078
Total Short-Term Securities — 1.8% (Cost: $16,677,452)		16,677,452
Total Investments Before Options Written — 110.1% (Cost: $623,294,904)		1,020,556,755
Options Written — (1.4)% (Premiums Received: $(15,654,259))		(13,085,321)
Total Investments, Net of Options Written — 108.7% (Cost: $607,640,645)		1,007,471,434
Liabilities in Excess of Other Assets — (8.7)%		(80,275,317)
Net Assets — 100.0%		$ 927,196,117

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 435,128	$ 4,210,774 (a)	$ —	$ (569)	$ 41	$ 4,645,374	4,643,053	$ 2,683 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	6,320,794	5,711,284 (a)	—	—	—	12,032,078	12,032,078	579,856	—
				$ (569)	$ 41	$ 16,677,452		$ 582,539	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eli Lilly & Co.	33	01/02/26	USD	1,075.00	USD	3,546	$ (19,635)
Rocket Cos, Inc., Class A	1,000	01/02/26	USD	19.50	USD	1,936	(13,000)
Hasbro, Inc.	373	01/08/26	USD	83.00	USD	3,059	(30,570)
Advanced Micro Devices, Inc.	81	01/09/26	USD	255.00	USD	1,735	(648)
Alphabet, Inc., Class A	150	01/09/26	USD	330.00	USD	4,695	(5,625)
Amazon.com, Inc.	133	01/09/26	USD	245.00	USD	3,070	(2,261)
Apple, Inc.	340	01/09/26	USD	290.00	USD	9,243	(1,190)
Applovin Corp., Class A	69	01/09/26	USD	750.00	USD	4,649	(10,523)
Broadcom, Inc.	25	01/09/26	USD	395.00	USD	865	(313)
Chevron Corp.	379	01/09/26	USD	155.00	USD	5,776	(22,551)
Ciena Corp.	500	01/09/26	USD	205.00	USD	11,694	(1,447,500)
Howmet Aerospace, Inc.	260	01/09/26	USD	200.00	USD	5,331	(180,700)
Intel Corp.	228	01/09/26	USD	48.00	USD	841	(684)
Medtronic PLC	542	01/09/26	USD	102.00	USD	5,206	(31,978)
Micron Technology, Inc.	249	01/09/26	USD	280.00	USD	7,107	(308,760)
Microsoft Corp.	195	01/09/26	USD	505.00	USD	9,431	(6,045)
NVIDIA Corp.	224	01/09/26	USD	200.00	USD	4,178	(7,952)
Rocket Cos, Inc., Class A	1,000	01/09/26	USD	21.52	USD	1,936	(7,920)
Visa Inc., Class A	109	01/09/26	USD	340.00	USD	3,823	(131,072)
Wells Fargo & Co.	56	01/09/26	USD	92.00	USD	522	(10,752)
Western Digital Corp.	279	01/09/26	USD	175.00	USD	4,806	(126,247)
Air Products and Chemicals, Inc.	261	01/16/26	USD	280.00	USD	6,447	(5,220)
Alphabet, Inc., Class A	39	01/16/26	USD	340.00	USD	1,221	(1,619)
Alphabet, Inc., Class A	150	01/16/26	USD	305.00	USD	4,695	(179,250)
Amazon.com, Inc.	163	01/16/26	USD	255.00	USD	3,762	(2,445)
Amazon.com, Inc.	407	01/16/26	USD	240.00	USD	9,394	(61,254)
Broadcom, Inc.	306	01/16/26	USD	390.00	USD	10,591	(26,163)
Cardinal Health, Inc.	274	01/16/26	USD	210.00	USD	5,631	(51,375)
Cencora, Inc.	36	01/16/26	USD	370.00	USD	1,216	(8,460)
Elevance Health, Inc.	281	01/16/26	USD	360.00	USD	9,850	(129,260)
Eli Lilly & Co.	16	01/16/26	USD	1,100.00	USD	1,719	(24,080)
Hasbro, Inc.	663	01/16/26	USD	82.50	USD	5,437	(104,423)
Howmet Aerospace, Inc.	289	01/16/26	USD	200.00	USD	5,925	(234,090)
Humana, Inc.	148	01/16/26	USD	265.00	USD	3,791	(86,580)
Intel Corp.	229	01/16/26	USD	55.00	USD	845	(1,832)
Intel Corp.	424	01/16/26	USD	50.00	USD	1,565	(4,240)
Intercontinental Exchange, Inc.	639	01/16/26	USD	160.00	USD	10,349	(246,015)
Intuit, Inc.	46	01/16/26	USD	700.00	USD	3,047	(12,305)
Johnson Controls International PLC	470	01/16/26	USD	115.00	USD	5,628	(260,850)
Meta Platforms, Inc., Class A	265	01/16/26	USD	685.00	USD	17,492	(113,287)
Microsoft Corp.	123	01/16/26	USD	500.00	USD	5,949	(25,830)

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Microsoft Corp.	123	01/16/26	USD	515.00	USD	5,949	$ (4,920)
NVIDIA Corp.	571	01/16/26	USD	200.00	USD	10,649	(62,239)
Rentokil Initial PLC, ADR	953	01/16/26	USD	28.19	USD	2,808	(158,782)
Rocket Cos, Inc., Class A	1,000	01/16/26	USD	21.20	USD	1,936	(22,500)
Snowflake, Inc., Class A	96	01/16/26	USD	280.00	USD	2,106	(1,296)
Spotify Technology SA	56	01/16/26	USD	640.00	USD	3,252	(11,984)
SS&C Technologies Holdings, Inc.	107	01/16/26	USD	85.00	USD	935	(29,425)
TKO Group Holdings, Inc., Class A	95	01/16/26	USD	190.00	USD	1,986	(187,625)
TKO Group Holdings, Inc., Class A	282	01/16/26	USD	210.00	USD	5,894	(118,440)
Visa Inc., Class A	250	01/16/26	USD	345.00	USD	8,768	(213,750)
Wells Fargo & Co.	243	01/16/26	USD	85.00	USD	2,265	(215,662)
WESCO International, Inc.	46	01/16/26	USD	270.00	USD	1,125	(5,175)
Western Digital Corp.	375	01/16/26	USD	160.00	USD	6,460	(595,312)
Hasbro, Inc.	374	01/22/26	USD	86.00	USD	3,067	(23,921)
Advanced Micro Devices, Inc.	81	01/23/26	USD	225.00	USD	1,735	(42,728)
Alphabet, Inc., Class A	173	01/23/26	USD	310.00	USD	5,415	(173,000)
Amazon.com, Inc.	349	01/23/26	USD	240.00	USD	8,056	(78,525)
Apple, Inc.	208	01/23/26	USD	285.00	USD	5,655	(17,576)
Applovin Corp., Class A	69	01/23/26	USD	740.00	USD	4,649	(75,210)
Broadcom, Inc.	174	01/23/26	USD	365.00	USD	6,022	(104,400)
Cardinal Health, Inc.	163	01/23/26	USD	205.00	USD	3,350	(63,570)
Chevron Corp.	428	01/23/26	USD	150.00	USD	6,523	(182,970)
Ciena Corp.	560	01/23/26	USD	225.00	USD	13,097	(960,400)
Howmet Aerospace, Inc.	177	01/23/26	USD	205.00	USD	3,629	(102,660)
Humana, Inc.	87	01/23/26	USD	280.00	USD	2,228	(26,970)
Intel Corp.	425	01/23/26	USD	50.00	USD	1,568	(11,475)
Medtronic PLC	542	01/23/26	USD	102.00	USD	5,206	(26,829)
Meta Platforms, Inc., Class A	175	01/23/26	USD	690.00	USD	11,552	(90,125)
Micron Technology, Inc.	260	01/23/26	USD	275.00	USD	7,421	(548,600)
Microsoft Corp.	182	01/23/26	USD	505.00	USD	8,802	(38,857)
NVIDIA Corp.	703	01/23/26	USD	190.00	USD	13,111	(344,470)
Rocket Cos, Inc., Class A	1,000	01/23/26	USD	21.00	USD	1,936	(34,500)
S&P Global, Inc.	141	01/23/26	USD	520.00	USD	7,369	(176,955)
Snowflake, Inc., Class A	165	01/23/26	USD	235.00	USD	3,619	(38,775)
Spotify Technology SA	58	01/23/26	USD	600.00	USD	3,368	(63,075)
Visa Inc., Class A	68	01/23/26	USD	340.00	USD	2,385	(92,820)
Visa Inc., Class A	160	01/23/26	USD	350.00	USD	5,611	(104,800)
Wells Fargo & Co.	692	01/23/26	USD	92.00	USD	6,449	(245,660)
Alphabet, Inc., Class A	368	01/30/26	USD	315.00	USD	11,518	(340,400)
Amazon.com, Inc.	401	01/30/26	USD	235.00	USD	9,256	(202,505)
Apple, Inc.	186	01/30/26	USD	285.00	USD	5,057	(42,501)
Applovin Corp., Class A	83	01/30/26	USD	730.00	USD	5,593	(151,060)
Cardinal Health, Inc.	461	01/30/26	USD	205.00	USD	9,474	(338,835)
Intel Corp.	228	01/30/26	USD	44.00	USD	841	(14,250)
Intuit, Inc.	48	01/30/26	USD	710.00	USD	3,180	(14,880)
Microsoft Corp.	174	01/30/26	USD	500.00	USD	8,415	(151,815)
Rocket Cos, Inc., Class A	1,500	01/30/26	USD	21.50	USD	2,904	(48,000)
Snowflake, Inc., Class A	104	01/30/26	USD	240.00	USD	2,281	(26,104)
Wells Fargo & Co.	478	01/30/26	USD	97.00	USD	4,455	(73,134)
Cardinal Health, Inc.	250	02/06/26	USD	210.00	USD	5,138	(146,250)
S&P Global, Inc.	104	02/06/26	USD	540.00	USD	5,435	(46,280)
Spotify Technology SA	54	02/06/26	USD	610.00	USD	3,136	(74,790)
Amazon.com, Inc.	200	02/20/26	USD	245.00	USD	4,616	(129,000)
Cencora, Inc.	36	02/20/26	USD	350.00	USD	1,216	(29,340)
Hasbro, Inc.	661	02/20/26	USD	87.50	USD	5,420	(110,717)
Johnson Controls International PLC	835	02/20/26	USD	125.00	USD	9,999	(254,675)
NVIDIA Corp.	431	02/20/26	USD	195.00	USD	8,038	(310,320)
Rentokil Initial PLC, ADR	954	02/20/26	USD	30.00	USD	2,810	(83,475)
Rocket Cos, Inc., Class A	1,500	02/20/26	USD	21.00	USD	2,904	(133,500)
SS&C Technologies Holdings, Inc.	406	02/20/26	USD	88.34	USD	3,549	(114,468)
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
WESCO International, Inc.	556	02/20/26	USD	270.00	USD	13,602	$ (364,180)
Intercontinental Exchange, Inc.	263	03/20/26	USD	165.00	USD	4,260	(130,185)
							$ (12,571,149)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Elevance Health, Inc.	Goldman Sachs International	3,400	01/07/26	USD	334.79	USD	1,192	$ (58,196)
SS&C Technologies Holdings, Inc.	Citibank N.A.	41,500	01/07/26	USD	86.94	USD	3,628	(58,724)
Rentokil Initial PLC, ADR	Citibank N.A.	48,800	01/21/26	USD	28.91	USD	1,438	(64,686)
Air Products and Chemicals, Inc.	Barclays Bank PLC	25,700	01/28/26	USD	249.87	USD	6,348	(162,346)
Rentokil Initial PLC, ADR	Citibank N.A.	48,800	01/28/26	USD	29.48	USD	1,438	(57,069)
SS&C Technologies Holdings, Inc.	Morgan Stanley & Co. International PLC	41,500	02/03/26	USD	89.97	USD	3,628	(63,412)
Intercontinental Exchange, Inc.	Morgan Stanley & Co. International PLC	15,600	02/20/26	USD	166.17	USD	2,527	(49,739)
								$ (514,172)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (15,654,259)	$ 5,061,001	$ (2,492,063)	$ (13,085,321)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 13,085,321	$ —	$ —	$ —	$ 13,085,321
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (43,839,334)	$ —	$ —	$ —	$ (43,839,334)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (584,130)	$ —	$ —	$ —	$ (584,130)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$18,540,340
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 13,085,321
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	13,085,321
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(12,571,149)
Total derivative assets and liabilities subject to an MNA	$ —	$ 514,172
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Barclays Bank PLC	$ 162,346	$ —	$ —	$ —	$ 162,346
Citibank N.A.	180,479	—	(180,479)	—	—
Goldman Sachs International	58,196	—	—	—	58,196
Morgan Stanley & Co. International PLC	113,151	—	—	—	113,151
	$ 514,172	$ —	$ (180,479)	$ —	$ 333,693

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default.  Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$ 1,003,879,303	$ —	$ —	$ 1,003,879,303
Short-Term Securities
Money Market Funds	16,677,452	—	—	16,677,452
	$1,020,556,755	$—	$—	$1,020,556,755
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (12,235,488)	$ (849,833)	$ —	$ (13,085,321)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2025
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Biotechnology — 33.5%
4D Molecular Therapeutics, Inc.(a)	41,862	$ 313,965
Abbisko Cayman Ltd.(a)	2,250,000	3,767,023
AbbVie, Inc.	59,784	13,660,046
Abcuro, Inc., Series C(a)(b)	241,900	1,582,026
Abivax SA, ADR(a)	8,695	1,172,564
Agios Pharmaceuticals, Inc.(a)	99,595	2,710,976
Akeso, Inc.(a)(c)	204,000	2,969,001
Alkermes PLC(a)	128,760	3,602,705
Allogene Therapeutics, Inc.(a)	348,877	477,961
Alnylam Pharmaceuticals, Inc.(a)(d)	6,196	2,463,839
Amgen, Inc.	45,282	14,821,251
Apogee Therapeutics, Inc.(a)	40,862	3,084,264
Arcellx, Inc.(a)	52,210	3,404,092
Arcus Biosciences, Inc.(a)	165,805	3,951,133
Argenx SE, ADR(a)	11,933	10,035,056
Ascendis Pharma A/S, ADR(a)	4,166	888,358
Autolus Therapeutics PLC, ADR(a)	361,229	718,846
Avalo Therapeutics, Inc.(a)	30,621	556,077
Avidity Biosciences, Inc.(a)	13,083	943,677
Beam Therapeutics, Inc.(a)(e)	76,864	2,130,670
BeOne Medicines Ltd., ADR(a)	15,019	4,562,922
Bicycle Therapeutics PLC, ADR(a)	28,374	200,888
Biogen, Inc.(a)(d)	91,947	16,181,753
Biohaven Ltd.(a)	46,808	528,462
BioMarin Pharmaceutical, Inc.(a)	31,662	1,881,673
BioNTech SE, ADR(a)	11,340	1,079,568
BridgeBio Oncology Therapeutics, Inc.(a)(e)	263,669	3,301,136
Bridgebio Pharma, Inc.(a)	136,783	10,462,532
Bright Minds Biosciences, Inc.(a)	15,493	1,209,074
Cogent Biosciences, Inc.(a)	70,345	2,498,654
Cytokinetics, Inc.(a)	34,876	2,216,021
Denali Therapeutics, Inc.(a)	192,433	3,177,069
Disc Medicine, Inc.(a)	19,760	1,569,142
Dyne Therapeutics, Inc.(a)	80,931	1,583,010
Enanta Pharmaceuticals, Inc.(a)	69,729	1,099,626
Exact Sciences Corp.(a)(d)	263,843	26,795,895
Exelixis, Inc.(a)	210,176	9,212,014
Genmab A/S(a)	53,839	16,689,221
Gilead Sciences, Inc.(d)	214,745	26,357,801
Gossamer Bio, Inc.(a)	60,195	186,605
Halozyme Therapeutics, Inc.(a)	63,226	4,255,110
Immunocore Ltd., Series C, ADR(a)	321,900	11,173,149
Immunome, Inc.(a)	71,450	1,534,746
Incyte Corp.(a)	40,489	3,999,099
Ionis Pharmaceuticals, Inc.(a)	148,696	11,763,341
Kailera Therapeutics, Inc., (Acquired 10/31/25, Cost: $3,504,004)(a)(b)(f)	250,286	3,504,004
KalVista Pharmaceuticals, Inc.(a)	70,390	1,136,798
Kiniksa Pharmaceuticals International PLC(a)	64,037	2,641,526
Kodiak Sciences, Inc.(a)	36,966	1,033,569
Kymera Therapeutics, Inc.(a)	13,937	1,084,438
Moderna, Inc.(a)	396,289	11,686,563
Natera, Inc.(a)	82,862	18,982,856
Neurocrine Biosciences, Inc.(a)	79,676	11,300,447
Neurogene, Inc.(a)	36,199	745,699
Nuvalent, Inc., Class A(a)	52,024	5,233,094
Olema Pharmaceuticals, Inc.(a)	98,993	2,474,825
ORIC Pharmaceuticals, Inc.(a)	99,005	809,861
Oruka Therapeutics, Inc.(a)	48,426	1,467,792
Protagonist Therapeutics, Inc.(a)	68,855	6,013,796
Security	Shares	Value
Biotechnology (continued)
PTC Therapeutics, Inc.(a)	34,361	$ 2,610,062
REGENXBIO, Inc.(a)	81,282	1,170,461
ReNAgade Therapeutics, Inc., Series A-2(a)(b)	3,584,906	9,141,510
Revolution Medicines, Inc.(a)	46,968	3,741,001
Rezolute, Inc.(a)	108,605	256,308
Rhythm Pharmaceuticals, Inc.(a)	111,452	11,929,822
Roivant Sciences Ltd.(a)	240,456	5,217,895
Sagimet Biosciences, Inc., Series A(a)(e)	220,227	1,303,744
Scholar Rock Holding Corp.(a)	30,077	1,324,892
Stoke Therapeutics, Inc.(a)(e)	132,656	4,210,501
Summit Therapeutics, Inc.(a)(e)	116,250	2,033,212
TScan Therapeutics, Inc.(a)	407,010	407,010
uniQure NV(a)	44,663	1,068,786
Upstream Bio, Inc.(a)	56,530	1,534,789
Viking Therapeutics, Inc.(a)(e)	56,322	1,981,408
Vir Biotechnology, Inc.(a)	82,723	498,820
Vor BioPharma, Inc.(a)	43,710	571,727
Voyager Therapeutics, Inc.(a)	141,787	557,223
Zealand Pharma A/S(a)	46,920	3,408,844
		357,855,324
Health Care Equipment & Supplies — 15.3%
Abbott Laboratories(d)	175,604	22,001,425
Boston Scientific Corp.(a)(d)	133,803	12,758,116
Dexcom, Inc.(a)(d)	173,259	11,499,200
Edwards Lifesciences Corp.(a)(d)	277,879	23,689,185
EssilorLuxottica SA	12,836	4,058,715
EXO Imaging, Inc., (Acquired 06/24/21, Cost: $13,225,003)(a)(b)(f)	22,576	8,353
Glaukos Corp.(a)	12,098	1,365,985
Hologic, Inc.(a)	137,197	10,219,804
Insulet Corp.(a)	59,978	17,048,147
Intuitive Surgical, Inc.(a)	23,573	13,350,804
Lantheus Holdings, Inc.(a)	48,294	3,213,966
Medline, Inc., Class A(a)(e)	141,863	5,958,246
Medtronic PLC	298,077	28,633,277
Novocure Ltd.(a)	210,016	2,715,507
Nucleix Ltd., (Acquired 04/10/24, Cost: $1,300,000)(a)(b)(f)	1,300	998,335
Nyxoah SA(a)(e)	112,019	515,287
Penumbra, Inc.(a)	18,775	5,837,335
		163,871,687
Health Care Providers & Services — 3.4%
Cencora, Inc.	15,383	5,195,608
Guardant Health, Inc.(a)	221,348	22,608,485
McKesson Corp.	6,394	5,244,934
RadNet, Inc.(a)	46,906	3,346,743
		36,395,770
Health Care Technology — 0.0%
Carbon Health Technologies, Inc., (Acquired 05/28/25, Cost: $18,326,000)(a)(b)(f)	2,759,320	27,593
Life Sciences Tools & Services — 14.2%
Agilent Technologies, Inc.	124,041	16,878,259
Bio-Rad Laboratories, Inc., Class A(a)	23,548	7,134,809
Bio-Techne Corp.	169,594	9,973,823
Bruker Corp.	64,684	3,047,263
Charles River Laboratories International, Inc.(a)	60,883	12,144,941
Danaher Corp.	60,106	13,759,465
Illumina, Inc.(a)	116,338	15,258,892
IQVIA Holdings, Inc.(a)	46,747	10,537,241
Lonza Group AG, Registered Shares	23,258	15,681,001

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Life Sciences Tools & Services (continued)
Qiagen NV	163,286	$ 7,342,971
Repligen Corp.(a)	96,337	15,785,781
Tempus AI, Inc., Class A(a)(e)	77,823	4,595,448
Thermo Fisher Scientific, Inc.	9,062	5,250,976
West Pharmaceutical Services, Inc.(d)	33,461	9,206,460
Wuxi Biologics Cayman, Inc.(a)(c)	1,152,500	4,660,495
		151,257,825
Pharmaceuticals — 18.8%
Arvinas, Inc.(a)	94,854	1,124,968
AstraZeneca PLC, ADR	115,738	10,639,794
Axsome Therapeutics, Inc.(a)	28,760	5,252,726
Bristol-Myers Squibb Co.	177,819	9,591,557
Daiichi Sankyo Co. Ltd.	93,900	1,993,923
Edgewise Therapeutics, Inc.(a)	89,151	2,212,282
Eisai Co. Ltd.	304,900	9,052,737
Elanco Animal Health, Inc.(a)	210,509	4,763,819
Enliven Therapeutics, Inc.(a)	54,885	845,229
EyePoint Pharmaceuticals, Inc.(a)	75,092	1,371,931
Galderma Group AG	29,482	6,003,498
Harmony Biosciences Holdings, Inc.(a)	53,126	1,987,975
Johnson & Johnson(d)	145,639	30,139,991
LB Pharmaceuticals, Inc.(a)	207,987	4,629,791
Maze Therapeutics, Inc.(a)	44,725	1,852,957
MBX Biosciences, Inc.(a)	128,549	4,054,435
Merck & Co., Inc.	264,989	27,892,742
Novartis AG, Class N, Registered Shares	104,397	14,385,477
Nuvation Bio, Inc., Class A(a)	283,833	2,543,144
Ocular Therapeutix, Inc.(a)	76,913	933,724
Pfizer, Inc.	166,019	4,133,873
Roche Holding AG	67,291	27,789,175
Terns Pharmaceuticals, Inc.(a)	140,311	5,668,564
Teva Pharmaceutical Industries Ltd., ADR(a)	212,205	6,622,918
UCB SA	44,287	12,339,526
Ventyx Biosciences, Inc.(a)	222,620	2,010,259
WaVe Life Sciences Ltd.(a)	96,283	1,636,811
		201,473,826
Total Common Stocks — 85.2% (Cost: $806,029,910)		910,882,025

	Benefical Interest (000)
Other Interests
Biotechnology — 0.0%
Amunix Pharmaceuticals, Inc., (Acquired 02/08/22, Cost: $ —)(b)(f)(g)	$5,657	282,853
Pharmaceuticals — 0.2%
Affinivax, Inc., (Acquired 08/18/22, Cost: $ —)(b)(f)(g)	183	1,873,768
Total Other Interests — 0.2% (Cost: $ — )		2,156,621

Security	Shares	Value
Preferred Securities
Preferred Stocks — 13.1%
Biotechnology(a)(b) — 6.4%
Abcuro, Inc., Series B	1,092,954	$ 7,016,765
Adarx Pharamaceuticals, Inc., Series C, (Acquired 08/02/23, Cost: $7,160,001)(f)	860,577	10,757,213
Bright Peak Therapeutics, Inc., Series B, (Acquired 05/14/21, Cost: $8,000,004)(f)	3,191,830	3,638,686
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $14,584,998)(f)	2,430,833	5,736,766
Genesis Therapeutics, Inc., Series B, (Acquired 08/10/23, Cost: $6,999,996)(f)	1,370,506	8,085,985
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $4,543,847)(f)	3,850,718	1,540,287
Kartos Therapeutics, Inc.(f)
Series C, (Acquired 08/22/23, Cost: $7,539,875)	1,333,783	7,575,887
Series D, (Acquired 02/19/25, Cost: $2,074,436)	366,962	2,084,344
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $13,498,156)(f)	482,077	10,475,533
Mirvie, Inc.
Series B, (Acquired 10/15/21, Cost: $6,250,000)(f)	2,793,833	4,078,996
Series C	724,806	1,630,814
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996)(f)	1,394,189	5,325,802
		67,947,078
Health Care Equipment & Supplies(a)(b)(f) — 0.2%
EXO Imaging, Inc., Series D, (Acquired 07/24/24, Cost: $640,450)	1,053,928	779,907
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	1,522,867
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $6,441,930)	2,078	4,634
		2,307,408
Health Care Providers & Services(a)(b)(f) — 2.0%
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)	382,775	4,876,554
Numab Therapeutics AG, Series C, (Acquired 05/07/21, Cost: $9,204,219)	1,139,305	8,184,125
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890)	115,766,240	8,114,452
		21,175,131
Life Sciences Tools & Services — 1.3%
Sartorius AG	47,229	13,600,265
Pharmaceuticals(a)(b)(f) — 0.9%
Insitro, Inc.
Series B, (Acquired 05/21/20, Cost: $5,000,000)	802,478	8,032,805
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	1,970,148
		10,002,953
Semiconductors & Semiconductor Equipment — 2.3%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $14,999,996)(a)(b)(f)	571,947	24,639,477
		139,672,312
Total Preferred Securities — 13.1% (Cost: $169,735,648)		139,672,312
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Rights
Biotechnology(b) — 0.0%
Blueprint Medicines Corp., CVR	36,582	$ 35,850
Korro Bio, Inc., CVR	231,775	2
Mirati Therapeutics, Inc. CVR(e)	180,175	142,338
Vigil Neuroscience, Inc., CVR	131,344	6,567
		184,757
Health Care Equipment & Supplies — 0.0%
Abiomed, Inc., CVR(b)	98,636	227,849
Total Rights — 0.0% (Cost: $250,126)		412,606
Warrants
Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)(a)	68,880	22,731
Total Warrants — 0.0% (Cost: $137,002)		22,731
Total Long-Term Investments — 98.5% (Cost: $976,152,686)		1,053,146,295
Short-Term Securities
Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(h)(i)(j)	4,821,938	4,824,349
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(h)(i)	17,470,438	17,470,438
Total Short-Term Securities — 2.1% (Cost: $22,294,787)		22,294,787
Total Investments — 100.6% (Cost: $998,447,473)		1,075,441,082
Liabilities in Excess of Other Assets — (0.6)%		(6,552,098)
Net Assets — 100.0%		$ 1,068,888,984

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of this security is on loan.
(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $124,119,374, representing 11.6% of its net assets as of period end, and an original cost of $185,894,803.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 10,228,113	$ —	$ (5,405,490)(a)	$ 947	$ 779	$ 4,824,349	4,821,938	$ 79,658 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	51,121,570	—	(33,651,132)(a)	—	—	17,470,438	17,470,438	2,050,139	—
				$ 947	$ 779	$ 22,294,787		$ 2,129,797	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Health Sciences Term Trust (BMEZ)

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$ —	$ —	$ (3,866)	$ —	$ —	$ —	$ (3,866)
Options written	—	—	(7,024,020)	—	—	—	(7,024,020)
	$ —	$ —	$ (7,027,886)	$ —	$ —	$ —	$ (7,027,886)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (5,450,619)	$ —	$ —	$ —	$ (5,450,619)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts purchased	$— (a)
Average value of option contracts written	— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$ 316,793,695	$ 26,834,089	$ 14,227,540	$ 357,855,324
Health Care Equipment & Supplies	158,806,284	4,058,715	1,006,688	163,871,687
Health Care Providers & Services	36,395,770	—	—	36,395,770
Health Care Technology	—	—	27,593	27,593
Life Sciences Tools & Services	130,916,329	20,341,496	—	151,257,825
Pharmaceuticals	129,909,490	71,564,336	—	201,473,826
Other Interests	—	—	2,156,621	2,156,621
Preferred Securities
Preferred Stocks	—	13,600,265	126,072,047	139,672,312
Rights	—	—	412,606	412,606
Warrants	22,731	—	—	22,731
Short-Term Securities
Money Market Funds	22,294,787	—	—	22,294,787
	$795,139,086	$136,398,901	$143,903,095	$1,075,441,082
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Health Sciences Term Trust (BMEZ)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Corporate Bonds	Other Interests	Preferred Stocks	Rights	Warrants	Total
Assets
Opening balance, as of December 31, 2024	$ 9,980,354	$ 2,185,644	$ 3,207,232	$ 118,719,968	$ 346,386	217,359	$ 134,656,943
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(31,234,301)	(319,194)	(1,050,611)	31,906,976	42,827	(217,359)	(871,662)
Purchases	36,515,768	—	—	5,770,106	23,393	—	42,309,267
Sales	—	(1,866,450)	—	(30,325,003)	—	—	(32,191,453)
Closing balance, as of December 31, 2025	$ 15,261,821	$ —	$ 2,156,621	$ 126,072,047	$ 412,606	—	$ 143,903,095
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(b)	$ (31,234,301)	$ —	$ (1,050,612)	$ 3,310,523	$ 42,827	—	$ (28,931,563)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Preferred Stocks	$126,072,047	Market	Revenue Multiple	3.11x - 8.89x	3.24x
			Volatility	60%-90%	77%
			Time to Exit	1.0 -3.0 years	2.8 years
			Market Adjustment Multiple	0.60x -1.70x	1.00x
		Income	Discount Rate	4%	—

Common Stocks	15,261,822	Market	Revenue Multiple	0.94x - 3.11x	1.44x
			Volatility	60% -90%	82%
			Time to Exit	1.0 - 3.0 years	2.8 years
			Market Adjustment Multiple	1.00x - 1.20x	1.14x

Other Interests	2,156,621	Income	Discount Rate	4% -4%	4%

Rights	412,605	Income	Discount Rate	4% -5%	4%

	$143,903,095

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2025
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Biotechnology — 27.2%
4D Molecular Therapeutics, Inc.(a)	11,491	$ 86,183
AbbVie, Inc.(b)	100,720	23,013,513
Agios Pharmaceuticals, Inc.(a)	30,245	823,269
Allogene Therapeutics, Inc.(a)	105,465	144,487
Alnylam Pharmaceuticals, Inc.(a)	23,741	9,440,609
Amgen, Inc.(b)	51,861	16,974,624
Apogee Therapeutics, Inc.(a)	17,780	1,342,034
Arcellx, Inc.(a)	16,128	1,051,546
Arcus Biosciences, Inc.(a)	39,654	944,955
Argenx SE, ADR(a)	9,652	8,116,849
Autolus Therapeutics PLC, ADR(a)	62,690	124,753
Avidity Biosciences, Inc.(a)	8,732	629,839
Beam Therapeutics, Inc.(a)	14,611	405,017
Biogen, Inc.(a)	19,524	3,436,029
Biohaven Ltd.(a)	30,469	343,995
BioMarin Pharmaceutical, Inc.(a)	29,577	1,757,761
BioNTech SE, ADR(a)	3,695	351,764
Bridgebio Oncology Therapeutics, Inc., (Acquired 08/08/25, Cost: $167,000)(a)(c)	15,582	195,087
BridgeBio Oncology Therapeutics, Inc.(a)(d)	60,030	751,576
Bridgebio Pharma, Inc.(a)	18,055	1,381,027
Bright Minds Biosciences, Inc.(a)	6,680	521,307
CG oncology, Inc.(a)	5,095	211,544
Cogent Biosciences, Inc.(a)	37,385	1,327,915
Cytokinetics, Inc.(a)	21,435	1,361,980
Denali Therapeutics, Inc.(a)	28,638	472,813
Disc Medicine, Inc.(a)	7,529	597,878
Dyne Therapeutics, Inc.(a)	23,908	467,640
Enanta Pharmaceuticals, Inc.(a)	42,512	670,414
Exact Sciences Corp.(a)	47,810	4,855,584
Exelixis, Inc.(a)	19,863	870,595
Gilead Sciences, Inc.	150,487	18,470,774
Gossamer Bio, Inc.(a)	31,955	99,061
Immunome, Inc.(a)	25,340	544,303
Incyte Corp.(a)	34,568	3,414,281
Insmed, Inc.(a)	17,245	3,001,320
Ionis Pharmaceuticals, Inc.(a)	14,983	1,185,305
Kailera Therapeutics, Inc., (Acquired 10/31/25, Cost: $504,000)(a)(c)(e)	36,000	504,000
KalVista Pharmaceuticals, Inc.(a)	18,705	302,086
Kodiak Sciences, Inc.(a)	16,563	463,101
Kymera Therapeutics, Inc.(a)	4,712	366,641
Moderna, Inc.(a)	48,852	1,440,645
Natera, Inc.(a)	11,821	2,708,073
Neurocrine Biosciences, Inc.(a)	6,793	963,451
Nuvalent, Inc., Class A(a)	28,618	2,878,685
Olema Pharmaceuticals, Inc.(a)	22,205	555,125
Oruka Therapeutics, Inc.(a)	15,986	484,536
Protagonist Therapeutics, Inc.(a)	32,058	2,799,946
PTC Therapeutics, Inc.(a)	7,270	552,229
Regeneron Pharmaceuticals, Inc.	7,712	5,952,661
REGENXBIO, Inc.(a)	18,415	265,176
Rhythm Pharmaceuticals, Inc.(a)	46,799	5,009,365
Roivant Sciences Ltd.(a)	41,221	894,496
Scholar Rock Holding Corp.(a)	19,764	870,604
Stoke Therapeutics, Inc.(a)	41,095	1,304,355
Summit Therapeutics, Inc.(a)(d)	80,150	1,401,823
TScan Therapeutics, Inc.(a)	48,273	48,273
uniQure NV(a)	12,960	310,133
United Therapeutics Corp.(a)	3,543	1,726,327
Security	Shares	Value
Biotechnology (continued)
Upstream Bio, Inc.(a)	30,052	$ 815,912
Vaxcyte, Inc.(a)	7,541	347,942
Vertex Pharmaceuticals, Inc.(a)	22,073	10,007,015
Viking Therapeutics, Inc.(a)	36,985	1,301,132
Vir Biotechnology, Inc.(a)	20,069	121,016
Vor BioPharma, Inc.(a)	10,020	131,062
Voyager Therapeutics, Inc.(a)	31,420	123,481
Zealand Pharma A/S(a)	7,187	522,152
		154,559,074
Health Care Equipment & Supplies — 21.0%
Abbott Laboratories(b)	181,376	22,724,599
Alcon AG	5,751	453,236
Boston Scientific Corp.(a)(b)	150,556	14,355,515
Cooper Cos., Inc.(a)	26,747	2,192,184
Dexcom, Inc.(a)	57,910	3,843,487
Edwards Lifesciences Corp.(a)	149,905	12,779,401
EXO Imaging, Inc., (Acquired 06/24/21, Cost: $595,999)(a)(c)(e)	1,017	376
GE HealthCare Technologies, Inc.(a)	20,917	1,715,612
Glaukos Corp.(a)	7,625	860,939
Hologic, Inc.(a)	12,193	908,257
IDEXX Laboratories, Inc.(a)	6,712	4,540,869
Insulet Corp.(a)	7,809	2,219,630
Intuitive Surgical, Inc.(a)	27,505	15,577,732
Medline, Inc., Class A(a)	70,645	2,967,090
Medtronic PLC	184,666	17,739,016
Novocure Ltd.(a)	49,947	645,815
Nucleix Ltd., (Acquired 04/10/24, Cost: $200,000)(a)(c)(e)	200	153,590
Nyxoah SA(a)(d)	29,659	136,431
Orchestra BioMed Holdings, Inc.(a)	17,635	73,185
Penumbra, Inc.(a)	11,606	3,608,422
STERIS PLC	5,880	1,490,698
Stryker Corp.	29,628	10,413,353
		119,399,437
Health Care Providers & Services — 10.0%
Cencora, Inc.	20,687	6,987,034
Centene Corp.(a)	47,936	1,972,566
CVS Health Corp.	31,771	2,521,347
Elevance Health, Inc.	7,713	2,703,792
Guardant Health, Inc.(a)	30,762	3,142,031
HCA Healthcare, Inc.	10,937	5,106,048
Humana, Inc.	6,765	1,732,719
McKesson Corp.	10,344	8,485,080
Quest Diagnostics, Inc.	7,463	1,295,054
RadNet, Inc.(a)	9,485	676,755
Tenet Healthcare Corp.(a)	9,334	1,854,853
UnitedHealth Group, Inc.(b)	62,322	20,573,115
		57,050,394
Health Care Technology(a) — 0.3%
Carbon Health Technologies, Inc., (Acquired 05/28/25, Cost: $972,000)(c)(e)	146,332	1,463
Veeva Systems, Inc., Class A	8,702	1,942,547
		1,944,010
Life Sciences Tools & Services — 9.0%
Agilent Technologies, Inc.	34,724	4,724,895
Bio-Rad Laboratories, Inc., Class A(a)	2,181	660,821
Bio-Techne Corp.	17,090	1,005,063
Bruker Corp.	43,307	2,040,193
Charles River Laboratories International, Inc.(a)	4,936	984,633
Danaher Corp.	57,673	13,202,503
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Life Sciences Tools & Services (continued)
Illumina, Inc.(a)	13,293	$ 1,743,510
IQVIA Holdings, Inc.(a)	8,817	1,987,440
Mettler-Toledo International, Inc.(a)	395	550,705
Repligen Corp.(a)	12,523	2,052,019
Thermo Fisher Scientific, Inc.	27,058	15,678,758
Waters Corp.(a)	9,522	3,616,741
West Pharmaceutical Services, Inc.	9,928	2,731,590
		50,978,871
Pharmaceuticals — 31.3%
AstraZeneca PLC	39,479	7,305,956
Bristol-Myers Squibb Co.	96,259	5,192,210
Daiichi Sankyo Co. Ltd.	60,800	1,291,060
Edgewise Therapeutics, Inc.(a)	22,279	552,853
Elanco Animal Health, Inc.(a)	41,073	929,482
Eli Lilly & Co.(b)	58,825	63,218,052
EyePoint Pharmaceuticals, Inc.(a)	16,320	298,166
Galderma Group AG	13,362	2,720,940
Johnson & Johnson	234,293	48,486,936
LB Pharmaceuticals, Inc.(a)	48,308	1,075,336
Maze Therapeutics, Inc.(a)	15,965	661,430
MBX Biosciences, Inc.(a)	28,457	897,534
Merck & Co., Inc.(b)	196,949	20,730,852
Novartis AG, ADR	21,810	3,006,945
Ocular Therapeutix, Inc.(a)	22,645	274,910
Pfizer, Inc.	103,734	2,582,977
Roche Holding AG	18,400	7,598,651
Terns Pharmaceuticals, Inc.(a)	28,220	1,140,088
Teva Pharmaceutical Industries Ltd., ADR(a)	234,887	7,330,823
UCB SA	4,719	1,314,838
Ventyx Biosciences, Inc.(a)	51,450	464,593
WaVe Life Sciences Ltd.(a)	30,090	511,530
		177,586,162
Total Common Stocks — 98.8% (Cost: $341,084,957)		561,517,948

	Benefical Interest (000)
Other Interests
Health Care Providers & Services — 0.0%
Afferent Pharmaceuticals, Inc., (Acquired 09/30/15, Cost: $ —)(c)(e)(f)	$190	2
Pharmaceuticals — 0.0%
Affinivax, Inc., (Acquired 08/18/22, Cost: $ —)(c)(e)(f)	6	64,766
Total Other Interests — 0.0% (Cost: $ — )		64,768

Security	Shares	Value
Preferred Securities
Preferred Stocks — 0.6%(a)(c)(e)
Biotechnology — 0.4%
Adarx Pharamaceuticals, Inc., Series C, (Acquired 08/02/23, Cost: $440,003)	52,885	$ 661,063
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $265,002)	44,167	104,234
Genesis Therapeutics, Inc., Series B, (Acquired 08/10/23, Cost: $292,001)	57,170	337,303
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $224,200)	190,000	76,000
Kartos Therapeutics, Inc.
Series C, (Acquired 08/22/23, Cost: $485,124)	85,817	487,441
Series D, (Acquired 02/19/25, Cost: $133,467)	23,610	134,105
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $590,800)	21,100	458,503
		2,258,649
Health Care Equipment & Supplies — 0.0%
EXO Imaging, Inc., Series D, (Acquired 07/24/24, Cost: $28,863)	47,496	35,147
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	235,133
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $286,998)	93	206
		270,486
Health Care Providers & Services — 0.1%
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	297,408
Pharmaceuticals — 0.1%
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	306,466
		3,133,009
Total Preferred Securities — 0.6% (Cost: $4,892,218)		3,133,009
Rights
Biotechnology(e) — 0.0%
Blueprint Medicines Corp., CVR	15,552	15,241
Korro Bio, Inc., CVR	28,060	—
Mirati Therapeutics, Inc. CVR	15,747	12,440
		27,681
Health Care Equipment & Supplies — 0.0%
Abiomed, Inc., CVR(e)	14,359	33,169
Total Rights — 0.0% (Cost: $32,823)		60,850

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Warrants
Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)(a)	4,050	$ 1,337
Total Warrants — 0.0% (Cost: $8,057)		1,337
Total Long-Term Investments — 99.4% (Cost: $346,018,055)		564,777,912
Short-Term Securities
Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(g)(h)(i)	893,153	893,600
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(g)(h)	4,021,533	4,021,533
Total Short-Term Securities — 0.8% (Cost: $4,915,133)		4,915,133
Total Investments — 100.2% (Cost: $350,933,188)		569,693,045
Liabilities in Excess of Other Assets — (0.2)%		(1,388,805)
Net Assets — 100.0%		$ 568,304,240

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $4,052,293, representing 0.7% of its net assets as of period end, and an original cost of $7,331,217.

(d)	All or a portion of this security is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 277,709	$ 616,275 (a)	$ —	$ (368)	$ (16)	$ 893,600	893,153	$ 15,085 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	26,275,044	—	(22,253,511)(a)	—	—	4,021,533	4,021,533	660,657	—
				$ (368)	$ (16)	$ 4,915,133		$ 675,742	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$ —	$ —	$ (2,303)	$ —	$ —	$ —	$ (2,303)
Options written	—	—	(1,593,541)	—	—	—	(1,593,541)
	$ —	$ —	$ (1,595,844)	$ —	$ —	$ —	$ (1,595,844)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (2,523,829)	$ —	$ —	$ —	$ (2,523,829)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Health Sciences Trust (BME)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$ 153,337,835	$ 717,239	$ 504,000	$ 154,559,074
Health Care Equipment & Supplies	119,245,471	—	153,966	119,399,437
Health Care Providers & Services	57,050,394	—	—	57,050,394
Health Care Technology	1,942,547	—	1,463	1,944,010
Life Sciences Tools & Services	50,978,871	—	—	50,978,871
Pharmaceuticals	157,354,717	20,231,445	—	177,586,162
Other Interests	—	—	64,768	64,768
Preferred Securities
Preferred Stocks	—	—	3,133,009	3,133,009
Rights	—	—	60,850	60,850
Warrants	1,337	—	—	1,337
Short-Term Securities
Money Market Funds	4,915,133	—	—	4,915,133
	$544,826,305	$20,948,684	$3,918,056	$569,693,045
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Chemicals — 11.3%
Air Liquide SA	47,704	$ 8,966,153
Corteva, Inc.	462,192	30,980,730
Linde PLC	27,502	11,726,578
Novonesis Novozymes B, Class B	146,061	9,345,058
Nutrien Ltd.	630,065	38,887,612
		99,906,131
Construction Materials — 3.9%
CRH PLC	137,435	17,151,888
Heidelberg Materials AG	33,766	8,754,065
Martin Marietta Materials, Inc.	13,463	8,382,872
		34,288,825
Containers & Packaging — 4.9%
Packaging Corp. of America(a)	78,241	16,135,641
Smurfit WestRock PLC	694,876	26,870,855
		43,006,496
Energy Equipment & Services — 0.7%
TechnipFMC PLC	146,639	6,534,234
Food Products — 2.7%
Bunge Global SA	198,856	17,714,093
Hofseth International, (Acquired 05/26/21, Cost: $10,198,056)(b)(c)(d)	18,993,283	6,312,252
		24,026,345
Machinery — 1.3%
Deere & Co.	24,430	11,373,875
Metals & Mining — 41.8%
Anglo American PLC	1,011,917	41,855,420
ArcelorMittal SA, ADR, Registered Shares(e)	420,743	19,173,258
Barrick Mining Corp.	904,682	39,398,901
Glencore PLC	5,060,231	27,662,565
Kinross Gold Corp.	633,430	17,837,389
Newmont Corp.	357,687	35,715,047
Norsk Hydro ASA	2,722,388	21,014,576
Pan American Silver Corp.	98,640	5,110,538
Polyus PJSC(b)(c)	1,047,320	13
Rio Tinto PLC	376,527	30,329,633
Southern Copper Corp.	60,747	8,715,372
Teck Resources Ltd., Class B	333,048	15,949,669
Vale SA, ADR	2,883,034	37,565,933
Valterra Platinum Ltd.	127,621	10,808,032
Wheaton Precious Metals Corp.(e)	363,537	42,722,868
Zijin Mining Group Co. Ltd., Class H	2,984,000	13,662,047
		367,521,261
Oil, Gas & Consumable Fuels — 26.3%
Cameco Corp.	110,174	10,079,819
Chevron Corp.(a)	263,057	40,092,491
EQT Corp.	155,898	8,356,133
Exxon Mobil Corp.(a)	488,018	58,728,086
Gazprom PJSC(b)(c)	5,430,000	686
HF Sinclair Corp.	135,181	6,229,140
Permian Resources Corp., Class A	478,120	6,708,024
Shell PLC, ADR(a)	884,869	65,020,183
Suncor Energy, Inc.	622,287	27,619,922
Williams Cos., Inc.	139,864	8,407,225
		231,241,709
Security	Shares	Value
Paper & Forest Products — 2.1%
Mondi PLC	650,284	$ 7,933,598
Precious Woods Holding AG, Registered Shares(c)	20,000	126,247
UPM-Kymmene OYJ	354,222	10,240,348
		18,300,193
Total Common Stocks — 95.0% (Cost: $651,761,431)		836,199,069

	Par (000)
Corporate Bonds
Metals & Mining — 1.2%
Allied Gold Corp., 8.75%, 09/07/28(f)(g)	$7,200	10,512,000
Total Corporate Bonds — 1.2% (Cost: $7,200,000)		10,512,000
Total Long-Term Investments — 96.2% (Cost: $658,961,431)		846,711,069

	Shares
Short-Term Securities
Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(h)(i)(j)	19,034	19,044
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(h)(i)	35,543,763	35,543,763
Total Short-Term Securities — 4.1% (Cost: $35,562,807)		35,562,807
Total Investments — 100.3% (Cost: $694,524,238)		882,273,876
Liabilities in Excess of Other Assets — (0.3)%		(2,257,939)
Net Assets — 100.0%		$ 880,015,937

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $6,312,252, representing 0.7% of its net assets as of period end, and an original cost of $10,198,056.

(e)	All or a portion of this security is on loan.
(f)	Convertible security.
(g)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 1,847,286	$ —	$ (1,825,409)(a)	$ (2,973)	$ 140	$ 19,044	19,034	$ 23,211 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	28,918,529	6,625,234 (a)	—	—	—	35,543,763	35,543,763	860,592	—
				$ (2,973)	$ 140	$ 35,562,807		$ 883,803	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ 3,938,209	$ —	$ —	$ —	$ 3,938,209
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (3,017,539)	$ —	$ —	$ —	$ (3,017,539)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$ 81,594,920	$ 18,311,211	$ —	$ 99,906,131
Construction Materials	25,534,760	8,754,065	—	34,288,825
Containers & Packaging	43,006,496	—	—	43,006,496
Energy Equipment & Services	6,534,234	—	—	6,534,234
Food Products	17,714,093	—	6,312,252	24,026,345
Machinery	11,373,875	—	—	11,373,875
Metals & Mining	222,188,975	145,332,273	13	367,521,261
Oil, Gas & Consumable Fuels	231,241,023	—	686	231,241,709

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Paper & Forest Products	$ —	$ 18,300,193	$ —	$ 18,300,193
Corporate Bonds	—	10,512,000	—	10,512,000
Short-Term Securities
Money Market Funds	35,562,807	—	—	35,562,807
	$674,751,183	$201,209,742	$6,312,951	$882,273,876
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Common Stocks
Assets
Opening balance, as of December 31, 2024	$ 8,643,354
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)
Net change in unrealized appreciation (depreciation)(a)(b)	(2,330,403)
Purchases	—
Sales	—
Closing balance, as of December 31, 2025	$ 6,312,951
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(b)	$ (2,330,403)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.
Schedule of Investments

Consolidated Schedule of Investments
December 31, 2025
BlackRock Science and Technology Term Trust (BSTZ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.8%
AeroVironment, Inc.(a)(b)	25,655	$ 6,205,688
BWX Technologies, Inc.	75,693	13,082,778
Kratos Defense & Security Solutions, Inc.(a)	146,083	11,089,160
		30,377,626
Automobiles(a) — 1.9%
Tesla, Inc.	56,100	25,229,292
XPeng, Inc., ADR(b)	330,845	6,709,536
		31,938,828
Broadline Retail — 0.7%
MercadoLibre, Inc.(a)	5,800	11,682,708
Capital Markets — 1.1%
Bullish(a)(b)	176,856	6,697,537
Cboe Global Markets, Inc.	48,685	12,219,935
		18,917,472
Communications Equipment — 3.9%
Lumentum Holdings, Inc.(a)	184,030	67,831,618
Consumer Finance — 0.7%
SoFi Technologies, Inc.(a)	445,142	11,653,817
Diversified Consumer Services — 0.0%
Think & Learn Private Ltd., Class J-B, (Acquired 09/30/20, Cost: $7,113,729)(a)(c)(d)	4,651	—
Electrical Equipment(a) — 1.8%
Doosan Enerbility Co. Ltd.	278,199	14,550,936
Siemens Energy AG	111,394	15,627,303
		30,178,239
Electronic Equipment, Instruments & Components — 8.1%
Celestica, Inc.(a)	168,954	49,944,492
Elite Material Co. Ltd.	361,000	18,913,473
Fabrinet(a)	97,503	44,391,166
Flex Ltd.(a)	253,977	15,345,290
Gold Circuit Electronics Ltd.	500,000	10,922,044
		139,516,465
Entertainment — 3.2%
Konami Group Corp.	79,200	10,755,928
Spotify Technology SA(a)	33,498	19,452,624
Take-Two Interactive Software, Inc.(a)	99,615	25,504,428
		55,712,980
Financial Services — 1.8%
Klarna 6mo Lock Up(a)	1,042,068	30,126,186
Health Care Technology — 0.3%
Pro Medicus Ltd.	32,188	4,727,231
Hotels, Restaurants & Leisure — 0.3%
Navan, Inc., Class A(a)	342,889	5,856,544
IT Services(a) — 3.6%
Automattic, Inc., (Acquired 02/03/21, Cost: $34,000,000)(c)(d)	400,000	9,196,000
Cloudflare, Inc., Class A	98,938	19,505,626
Deep Instinct Ltd.(c)	197,438	11,846
Farmer’s Business Network, Inc.(c)	361,834	372,689
Snowflake, Inc., Class A(b)	147,130	32,274,437
		61,360,598
Security	Shares	Value
Life Sciences Tools & Services — 0.5%
Tempus AI, Inc., Class A(a)(b)	142,935	$ 8,440,312
Media(a) — 0.3%
EchoStar Corp., Class A	13,612	1,479,625
MNTN, Inc., Class A(b)	371,763	4,438,850
		5,918,475
Professional Services — 0.3%
Planet Labs PBC, Class A(a)	260,905	5,145,047
Semiconductors & Semiconductor Equipment — 25.7%
Advanced Micro Devices, Inc.(a)	54,470	11,665,295
Advantest Corp.	269,100	34,027,109
Alchip Technologies Ltd.	198,000	22,101,826
Amkor Technology, Inc.	602,032	23,768,223
ASMPT Ltd.	1,518,700	15,126,204
Astera Labs, Inc.(a)	127,051	21,136,204
Credo Technology Group Holding Ltd.(a)	298,966	43,018,218
KLA Corp.	20,852	25,336,848
Kokusai Electric Corp.	445,100	15,566,102
MACOM Technology Solutions Holdings, Inc., Class H(a)	29,639	5,076,568
Micron Technology, Inc.	38,070	10,865,559
Monolithic Power Systems, Inc.	27,851	25,243,032
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000)(a)(c)(d)	10,189	—
NVIDIA Corp.(e)	760,938	141,914,938
Tower Semiconductor Ltd.(a)	395,132	46,396,400
		441,242,526
Software — 9.5%
AppLovin Corp., Class A(a)(e)	48,182	32,465,995
BitMine Immersion Technologies, Inc.	209,788	5,695,744
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686)(a)(c)(d)	343,659	65,295,210
DataRobot, Inc., (Acquired 03/01/21, Cost: $1,384,813)(a)(c)(d)	92,093	109,591
Palantir Technologies, Inc., Class A(a)	108,340	19,257,435
Samsara, Inc., Class A(a)	242,403	8,593,187
SiteMinder Ltd.(a)	1,706,674	6,893,287
Snorkel AI, Inc., (Acquired 10/13/20, Cost: $2,017,593)(a)(c)(d)	500,250	3,061,530
Snyk Ltd., Ordinary Shares, (Acquired 11/02/20, Cost: $9,287,400)(a)(c)(d)	1,267,643	3,840,958
Synopsys, Inc.(a)(e)	29,836	14,014,566
Via Transportation, Inc., Class A(a)	136,112	3,948,609
		163,176,112
Technology Hardware, Storage & Peripherals — 2.4%
Asia Vital Components Co. Ltd.	523,000	25,101,201
Pure Storage, Inc., Class A(a)	232,362	15,570,578
		40,671,779
Total Common Stocks — 67.9% (Cost: $677,479,885)		1,164,474,563
Preferred Securities
Preferred Stocks — 32.4%(a)(c)
Communications Equipment — 1.0%
Astranis Space Technologies Corp., Series C	775,515	16,650,307

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Science and Technology Term Trust (BSTZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Consumer Staples Distribution & Retail — 2.8%
GrubMarket, Inc., Series D, (Acquired 07/23/20, Cost: $8,000,001)(d)	1,762,969	$ 47,459,125
Diversified Consumer Services — 0.0%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)(d)	4,920	—
Entertainment — 0.2%
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)(d)	424,688	3,083,235
Financial Services(d)(f) — 1.3%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	11,239,080
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	11,239,080
		22,478,160
Interactive Media & Services — 2.2%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $16,961,509)(d)	150,113	38,829,730
IT Services(d) — 0.0%
TRAX Ltd.
(Acquired 02/18/21, Cost: $9,999,998)	191,806	2
(Acquired 09/12/19, Cost: $10,999,988)	293,333	3
		5
Professional Services — 0.4%
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978)(d)	190,705	6,787,191
Semiconductors & Semiconductor Equipment(d) — 7.6%
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	78,061,686
Series D, (Acquired 05/21/21, Cost: $19,999,969)	762,595	32,852,593
SambaNova Systems, Inc.
Series C, (Acquired 02/20/20, Cost: $33,904,162)	636,800	15,760,800
Series D, (Acquired 04/09/21, Cost: $6,999,979)	73,670	3,715,178
		130,390,257
Software(d) — 16.9%
Anthropic PBC, Series F, (Acquired 08/18/25, Cost: $21,999,968)	156,064	37,985,978
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	922,038	175,187,220
Series G, (Acquired 02/01/21, Cost: $18,500,004)	312,909	59,452,710
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	3,263,970
Security	Shares	Value
Software (continued)
Snorkel AI, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	$ 1,591,794
Snyk Ltd., Seed Preferred, (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	8,098,365
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	597,680	3,215,518
Series C, (Acquired 09/18/20, Cost: $7,994,787)	292,000	2,099,480
		290,895,035
		556,573,045
Total Preferred Securities — 32.4% (Cost: $278,426,122)		556,573,045
Total Long-Term Investments — 100.3% (Cost: $955,906,007)		1,721,047,608
Short-Term Securities
Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(g)(h)(i)	17,501,746	17,510,497
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(g)(h)	12,114,497	12,114,497
Total Short-Term Securities — 1.7% (Cost: $29,624,496)		29,624,994
Total Investments — 102.0% (Cost: $985,530,503)		1,750,672,602
Liabilities in Excess of Other Assets — (2.0)%		(33,571,119)
Net Assets — 100.0%		$ 1,717,101,483

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $621,426,027, representing 36.2% of its net assets as of period end, and an original cost of $327,731,333.

(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Science and Technology Term Trust (BSTZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 7,491,149	$ 10,019,062 (a)	$ —	$ 1,226	$ (940)	$ 17,510,497	17,501,746	$ 169,184 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	2,010,552	10,103,945 (a)	—	—	—	12,114,497	12,114,497	704,550	—
				$ 1,226	$ (940)	$ 29,624,994		$ 873,734	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (15,013,375)	$ —	$ —	$ —	$ (15,013,375)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (2,912,112)	$ —	$ —	$ —	$ (2,912,112)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$5,807,522
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 30,377,626	$ —	$ —	$ 30,377,626
Automobiles	31,938,828	—	—	31,938,828
Broadline Retail	11,682,708	—	—	11,682,708
Capital Markets	18,917,472	—	—	18,917,472
Communications Equipment	67,831,618	—	—	67,831,618
Consumer Finance	11,653,817	—	—	11,653,817
Diversified Consumer Services	—	—	—	—
Electrical Equipment	—	30,178,239	—	30,178,239
Electronic Equipment, Instruments & Components	109,680,948	29,835,517	—	139,516,465
Entertainment	44,957,052	10,755,928	—	55,712,980
Financial Services	—	30,126,186	—	30,126,186
Health Care Technology	—	4,727,231	—	4,727,231
Hotels, Restaurants & Leisure	5,856,544	—	—	5,856,544

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Science and Technology Term Trust (BSTZ)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
IT Services	$ 51,780,063	$ —	$ 9,580,535	$ 61,360,598
Life Sciences Tools & Services	8,440,312	—	—	8,440,312
Media	5,918,475	—	—	5,918,475
Professional Services	5,145,047	—	—	5,145,047
Semiconductors & Semiconductor Equipment	354,421,285	86,821,241	—	441,242,526
Software	83,975,536	6,893,287	72,307,289	163,176,112
Technology Hardware, Storage & Peripherals	15,570,578	25,101,201	—	40,671,779
Preferred Securities
Preferred Stocks	—	—	556,573,045	556,573,045
Short-Term Securities
Money Market Funds	29,624,994	—	—	29,624,994
	$887,772,903	$224,438,830	$638,460,869	$1,750,672,602
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2024	$ 107,161,463	$ 419,768,363	$ 526,929,826
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(5,699,998)	(11,988,162)	(17,688,160)
Net change in unrealized appreciation (depreciation)(a)(b)	3,769,511	126,804,723	130,574,234
Purchases	11,845	21,999,967	22,011,812
Sales	(23,354,997)	(11,846)	(23,366,843)
Closing balance, as of December 31, 2025	$ 81,887,824	$ 556,573,045	$ 638,460,869
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(b)	$ 18,158,085	$ 123,334,010	$ 141,492,095

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $5.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks(b)	$81,887,824	Market	Revenue Multiple	1.00x -7.50x	5.01x
			Volatility	70% - 80%	74%
			Time to Exit	3.0 - 3.0 years	3.0 years
Preferred Stocks(b)	556,573,040	Market	Revenue Multiple	1.45x - 19.00x	9.89x
			Time to Exit	1.0 - 4.0 years	3.5 years
			Volatility	36% - 90%	73%
			Market Adjustment Multiple	0.85x	—
			Gross Profit Multiple	10.10x	—
	$638,460,864

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
The Trust valued certain of its Level 3 Common Stocks and Preferred Stocks using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $299,935,140 as of December 31, 2025.

See notes to financial statements.
Consolidated Schedule of Investments

Consolidated Schedule of Investments
December 31, 2025
BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.9%
AeroVironment, Inc.(a)	20,964	$ 5,070,981
Anduril Industries, Inc., Preference Shares(a)(b)	139,772	6,235,229
BWX Technologies, Inc.	58,358	10,086,597
Kratos Defense & Security Solutions, Inc.(a)	94,360	7,162,867
		28,555,674
Automobiles — 1.3%
Tesla, Inc.(a)	43,302	19,473,776
Broadline Retail(a) — 1.7%
Amazon.com, Inc.(c)	77,009	17,775,217
MercadoLibre, Inc.	3,598	7,247,308
		25,022,525
Communications Equipment — 0.8%
Arista Networks, Inc.(a)	93,046	12,191,817
Consumer Finance — 0.4%
SoFi Technologies, Inc.(a)	204,033	5,341,584
Diversified Consumer Services(a)(b)(d) — 0.5%
Grammarly, Inc., (Acquired 11/17/21, Cost: $18,749,975)	715,323	7,296,295
Think & Learn Private Ltd., Class J-B, (Acquired 09/30/20, Cost: $1,524,948)	997	—
		7,296,295
Electrical Equipment — 1.5%
Siemens Energy AG(a)	85,808	12,037,880
Vertiv Holdings Co., Class A	59,248	9,598,768
		21,636,648
Electronic Equipment, Instruments & Components — 1.0%
Flex Ltd.(a)	233,484	14,107,103
Entertainment(a) — 1.8%
Spotify Technology SA	18,771	10,900,507
Stubhub Holdings, Inc., Class A(e)	225,218	3,047,200
Take-Two Interactive Software, Inc.	50,603	12,955,886
		26,903,593
Financial Services(a) — 1.2%
Klarna 6mo Lock Up	317,160	9,169,096
Plaid(b)	42,651	8,986,566
		18,155,662
Interactive Media & Services — 6.1%
Alphabet, Inc., Class A	177,657	55,606,639
Meta Platforms, Inc., Class A	50,066	33,048,066
Patreon, Inc., (Acquired 08/19/21, Cost: $3,352,226)(a)(b)(d)	59,524	1,038,099
		89,692,804
IT Services(a) — 4.4%
Automattic, Inc., (Acquired 02/03/21, Cost: $7,999,945)(b)(d)	94,117	2,163,750
Deep Instinct Ltd.(b)	49,350	2,961
Farmer’s Business Network, Inc.(b)	203,366	209,467
Shopify, Inc., Class A	106,704	17,176,143
Snowflake, Inc., Class A	151,057	33,135,864
Waabi Innovation, Inc.	1,018,268	12,000,492
		64,688,677
Security	Shares	Value
Media(a) — 0.8%
EchoStar Corp., Class A	13,624	$ 1,480,929
MNTN, Inc., Class A(e)	856,424	10,225,702
		11,706,631
Semiconductors & Semiconductor Equipment — 32.2%
Advanced Micro Devices, Inc.(a)	43,890	9,399,483
Advantest Corp.	227,400	28,754,235
Broadcom, Inc.(c)	356,296	123,314,046
Celestial Asia Securities Holdings Ltd.(a)(b)	29,105	835,896
Celestial Asia Securities Holdings Ltd., Series C-1(a)(b)	559,391	16,065,710
Credo Technology Group Holding Ltd.(a)	165,133	23,760,987
Intel Corp.(a)	237,079	8,748,215
Lam Research Corp.	195,278	33,427,688
Monolithic Power Systems, Inc.	19,784	17,931,426
NVIDIA Corp.(c)	914,124	170,484,126
SK Hynix, Inc.	28,970	13,119,870
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	101,673	30,897,408
		476,739,090
Software — 15.8%
AppLovin Corp., Class A(a)	31,726	21,377,613
Cadence Design Systems, Inc.(a)	28,230	8,824,133
Canva, Inc.(a)(b)	9,375	15,432,563
Crowdstrike Holdings, Inc., Class A(a)	32,802	15,376,266
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476)(a)(b)(d)	59,997	11,399,430
Databricks, Inc.(a)(b)	5,263	999,970
DataRobot, Inc., (Acquired 03/01/21, Cost: $583,275)(a)(b)(d)	38,789	46,159
Deepgram, Inc.(a)(b)	125,168	2,308,098
Microsoft Corp.(c)	203,825	98,573,846
Oracle Corp.	144,847	28,232,129
Palantir Technologies, Inc., Class A(a)	37,374	6,643,229
Palo Alto Networks, Inc.(a)	52,785	9,722,997
Rubrik, Inc., Class A(a)	124,040	9,486,579
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $997,636)(a)(b)(d)	66,422	406,503
Snyk Ltd., Ordinary Shares, (Acquired 09/02/21, Cost: $5,192,307)(a)(b)(d)	361,972	1,096,775
Teya Services Ltd., (Acquired 12/17/21, Cost: $24,999,987)(a)(b)(d)	12,871	4,022,445
		233,948,735
Specialty Retail — 0.0%
AceVector Limited, (Acquired 08/31/18, Cost: $1,998,435)(a)(b)(d)	168,640	55,670
Technology Hardware, Storage & Peripherals — 5.4%
Apple, Inc.	296,431	80,587,732
Wireless Telecommunication Services — 1.6%
SoftBank Group Corp.	850,000	23,845,317
Total Common Stocks — 78.4% (Cost: $561,687,376)		1,159,949,333

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Convertible Notes
IT Services — 0.0%
Voltron Capital, 0.00%(b)	$1,663	$ 17
Total Convertible Notes — 0.0% (Cost: $1,662,535)		17

	Shares
Preferred Securities
Preferred Stocks — 21.4%(b)
Aerospace & Defense — 2.8%
Anduril Industries, Inc., Series F(a)	920,107	41,045,973
Chemicals — 0.2%
Solugen, Inc., Series C, (Acquired 09/02/21, Cost: $9,999,977)(a)(d)	269,284	3,290,650
Communications Equipment — 0.9%
Astranis, Series D(a)	856,310	14,009,232
Consumer Staples Distribution & Retail — 1.3%
Grubmarket, Inc., Series E, (Acquired 10/18/21, Cost: $6,999,994)(a)(d)	709,724	19,105,770
Diversified Consumer Services(a)(d) — 0.2%
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $6,249,992)	238,441	2,432,098
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	—
		2,432,098
Diversified Telecommunication Services — 0.2%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $7,000,088)(a)(d)	12,713	3,008,023
Financial Services(a)(d)(f) — 0.8%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	2,809,491
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	2,809,491
Class L, (Acquired 09/15/21, Cost: $9,999,695)	11,420	6,368,477
		11,987,459
Interactive Media & Services(a)(d) — 0.6%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $2,857,834)	24,110	6,236,534
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $6,666,632)	119,047	2,076,180
		8,312,714
IT Services(a)(d) — 0.0%
TRAX Ltd.
(Acquired 02/18/21, Cost: $1,999,989)	38,361	—
(Acquired 09/12/19, Cost: $4,000,013)	106,667	1
Security	Shares	Value
IT Services (continued)
Voltron Data, Inc.
Series A, (Acquired 01/18/22, Cost: $10,000,000)	6,201,935	$ 62
Series SEED, (Acquired 07/14/21, Cost: $5,000,000)	9,090,909	91
		154
Professional Services — 0.3%
ANT Group Co. Ltd.	1,703,548	4,258,870
Semiconductors & Semiconductor Equipment(a) — 6.1%
Celestial Asia Securities Holdings Ltd.
Series A	185,582	5,329,915
Series B	139,646	4,010,633
PsiQuantum Corp.(d)
Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	27,448,319
Series D, (Acquired 05/21/21, Cost: $5,000,025)	190,650	8,213,202
Rivos, Inc.
Series A1	2,700,558	16,851,482
Series A2	2,464,862	15,380,739
Series A3	1,027,026	6,408,642
SambaNova Systems, Inc.(d)
(Acquired 10/22/25, Cost: $2,000,000)	2,000,000	2,164,200
Series C, (Acquired 02/20/20, Cost: $9,972,125)	187,300	4,635,675
		90,442,807
Software(a)(d) — 7.6%
Anthropic PBC, Series F, (Acquired 08/18/25, Cost: $21,999,968)	156,064	37,985,978
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $0)	598,682	6
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	279,405	53,086,950
Series G, (Acquired 02/01/21, Cost: $4,500,001)	76,113	14,461,470
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	851,469
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	2,543,325
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $4,807,688)	337,018	2,200,728
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,416)	281,080	1,512,210
Series C, (Acquired 09/18/20, Cost: $1,303,260)	47,600	342,244
		112,984,380
Technology Hardware, Storage & Peripherals — 0.4%
PsiQuantum Corp., Series E(a)	121,615	5,640,504
		316,518,634
Total Preferred Securities — 21.4% (Cost: $204,077,704)		316,518,634
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Warrants
Software — 0.0%
Constellation Software, Inc., (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD 11.50)(a)(b)	3,923	$ —
Total Warrants — 0.0% (Cost: $ — )		—
Total Long-Term Investments — 99.8% (Cost: $767,427,615)		1,476,467,984
Short-Term Securities
Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(g)(h)(i)	1,771,362	1,772,248
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(g)(h)	9,275,567	9,275,567
Total Short-Term Securities — 0.7% (Cost: $11,047,816)		11,047,815
Total Investments — 100.5% (Cost: $778,475,431)		1,487,515,799
Liabilities in Excess of Other Assets — (0.5)%		(7,765,552)
Net Assets — 100.0%		$ 1,479,750,247

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $231,107,770, representing 15.6% of its net assets as of period end, and an original cost of $212,167,642.

(e)	All or a portion of this security is on loan.
(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 565,400	$ 1,206,548 (a)	$ —	$ 300	$ —	$ 1,772,248	1,771,362	$ 40,547 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	1,644,863	7,630,704 (a)	—	—	—	9,275,567	9,275,567	387,925	—
				$ 300	$ —	$ 11,047,815		$ 428,472	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (19,319,611)	$ —	$ —	$ —	$ (19,319,611)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (4,373,060)	$ —	$ —	$ —	$ (4,373,060)

2025 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Science and Technology Trust (BST)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$6,076,172
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 22,320,445	$ —	$ 6,235,229	$ 28,555,674
Automobiles	19,473,776	—	—	19,473,776
Broadline Retail	25,022,525	—	—	25,022,525
Communications Equipment	12,191,817	—	—	12,191,817
Consumer Finance	5,341,584	—	—	5,341,584
Diversified Consumer Services	—	—	7,296,295	7,296,295
Electrical Equipment	9,598,768	12,037,880	—	21,636,648
Electronic Equipment, Instruments & Components	14,107,103	—	—	14,107,103
Entertainment	26,903,593	—	—	26,903,593
Financial Services	—	9,169,096	8,986,566	18,155,662
Interactive Media & Services	88,654,705	—	1,038,099	89,692,804
IT Services	50,312,007	12,000,492	2,376,178	64,688,677
Media	11,706,631	—	—	11,706,631
Semiconductors & Semiconductor Equipment	417,963,379	41,874,105	16,901,606	476,739,090
Software	198,236,792	—	35,711,943	233,948,735
Specialty Retail	—	—	55,670	55,670
Technology Hardware, Storage & Peripherals	80,587,732	—	—	80,587,732
Wireless Telecommunication Services	—	23,845,317	—	23,845,317
Convertible Notes	—	—	17	17
Preferred Securities
Preferred Stocks	—	—	316,518,634	316,518,634
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	11,047,815	—	—	11,047,815
	$993,468,672	$98,926,890	$395,120,237	$1,487,515,799
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Convertible Notes	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2024	$ 55,665,715	$ 1,695,787	$ 220,068,321	$ — (a)	$ 277,429,823
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	(7,996,429)	—	(7,996,429)
Net change in unrealized appreciation (depreciation)(b)(c)	3,001,896	(1,695,770)	125,629,627	—	126,935,753
Purchases	27,905,953	—	33,820,011	—	61,725,964
Sales	(7,971,978)	—	(55,002,896)	—	(62,974,874)
Closing balance, as of December 31, 2025	$ 78,601,586	$ 17	$ 316,518,634	$ — (a)	$ 395,120,237
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(c)	$ 8,252,240	$ (1,695,770)	$ 113,389,963	$ — (a)	$ 119,946,433

(a)	Rounds to less than $1.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
December 31, 2025
BlackRock Science and Technology Trust (BST)

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $180.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Common Stocks(b)	78,601,582	Market	Revenue Multiple	1.00x - 42.00x	21.69x
			Volatility	60% - 80%	65%
			Time to Exit	3.0- 3.0 years	3.0 years
			Gross Profit Multiple	7.25x -17.25x	14.16x

Preferred Stock(b)	316,518,475	Market	Revenue Multiple	1.45x - 42.00x	18.12x
			Volatility	70% - 90%	74%
			Time to Exit	1.0-4.0 years	3.4 years
			Market Adjustment Multiple	0.85x-0.85x	0.85x
			Terminal Growth Rate	5%	—
			Gross Profit Multiple	10.10x	—
		Income	Discount Rate	10%-17%	12%

	$395,120,057

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
The fund valued certain of its Level 3 Common Stock and Preferred Stock using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $79,947,820 as of December 31, 2025.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2025
BlackRock Technology and Private Equity Term Trust (BTX)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.9%
AeroVironment, Inc.(a)	14,077	$ 3,405,085
BWX Technologies, Inc.(b)	45,961	7,943,899
Kratos Defense & Security Solutions, Inc.(a)	77,960	5,917,944
Relativity Space, Inc.(a)(c)	30,412	31,324
		17,298,252
Automobiles(a) — 1.9%
Tesla, Inc.	30,283	13,618,871
XPeng, Inc., ADR	178,373	3,617,404
		17,236,275
Broadline Retail — 0.7%
MercadoLibre, Inc.(a)	3,328	6,703,457
Capital Markets — 1.1%
Bullish(a)(b)	92,904	3,518,274
Cboe Global Markets, Inc.	26,570	6,669,070
		10,187,344
Communications Equipment — 4.0%
Lumentum Holdings, Inc.(a)	98,740	36,394,577
Consumer Finance — 0.7%
SoFi Technologies, Inc.(a)	251,594	6,586,731
Diversified Consumer Services — 1.1%
Grammarly, Inc., (Acquired 11/17/21, Cost: $26,250,012)(a)(c)(d)	1,001,454	10,214,831
Electrical Equipment(a) — 1.9%
Doosan Enerbility Co. Ltd.	168,001	8,787,134
Siemens Energy AG	61,888	8,682,178
		17,469,312
Electronic Equipment, Instruments & Components — 8.2%
Celestica, Inc.(a)	90,533	26,762,460
Elite Material Co. Ltd.	194,000	10,164,027
Fabrinet(a)(b)	51,675	23,526,594
Flex Ltd.(a)	140,997	8,519,039
Gold Circuit Electronics Ltd.	293,000	6,400,318
		75,372,438
Entertainment — 3.4%
Konami Group Corp.	43,100	5,853,289
Spotify Technology SA(a)	19,163	11,128,146
Take-Two Interactive Software, Inc.(a)	56,313	14,417,817
		31,399,252
Health Care Technology — 0.3%
Pro Medicus Ltd.	16,632	2,442,628
Hotels, Restaurants & Leisure — 0.4%
Navan, Inc., Class A(a)	187,982	3,210,733
Interactive Media & Services — 0.4%
Patreon, Inc., (Acquired 08/19/21, Cost: $11,732,736)(a)(c)(d)	208,333	3,633,328
IT Services — 4.8%
Cloudflare, Inc., Class A(a)	59,692	11,768,278
NEC Corp.	177,200	5,995,648
Security	Shares	Value
IT Services (continued)
Snowflake, Inc., Class A(a)	82,643	$ 18,128,568
Waabi Innovation, Inc.(a)	678,777	7,999,523
		43,892,017
Life Sciences Tools & Services — 0.6%
Tempus AI, Inc., Class A(a)(b)	85,535	5,050,842
Media(a) — 2.2%
EchoStar Corp., Class A	8,484	922,211
MNTN, Inc., Class A(b)	308,733	3,686,272
Via 6m Lock Up	549,357	15,936,846
		20,545,329
Professional Services — 0.3%
Planet Labs PBC, Class A(a)	162,605	3,206,571
Semiconductors & Semiconductor Equipment — 27.0%
Advanced Micro Devices, Inc.(a)	30,946	6,627,395
Advantest Corp.	165,900	20,977,693
Alchip Technologies Ltd.	105,000	11,720,665
Amkor Technology, Inc.	354,585	13,999,016
ASMPT Ltd.	882,100	8,785,688
Astera Labs, Inc.(a)	68,221	11,349,246
Credo Technology Group Holding Ltd.(a)	163,372	23,507,597
KLA Corp.	11,777	14,309,997
Kokusai Electric Corp.	243,100	8,501,729
MACOM Technology Solutions Holdings, Inc., Class H(a)	18,472	3,163,884
Micron Technology, Inc.	22,370	6,384,622
Monolithic Power Systems, Inc.	16,149	14,636,808
NVIDIA Corp.(e)	413,660	77,147,590
Tower Semiconductor Ltd.(a)	221,672	26,028,726
		247,140,656
Software — 9.5%
AppLovin Corp., Class A(a)	25,969	17,498,432
BitMine Immersion Technologies, Inc.	111,070	3,015,550
Databricks, Inc.(a)(c)	105,263	19,999,970
Deepgram, Inc.(a)(c)	125,167	2,308,079
Palantir Technologies, Inc., Class A(a)	57,649	10,247,110
Samsara, Inc., Class A(a)	133,918	4,747,393
SiteMinder Ltd.(a)	1,002,116	4,047,565
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $2,999,997)(a)(c)(d)	199,738	1,222,397
Snyk Ltd., Ordinary Shares, (Acquired 09/02/21, Cost: $25,961,537)(a)(c)(d)	1,809,860	5,483,876
Synopsys, Inc.(a)	16,925	7,950,011
Teya Services Ltd., (Acquired 11/16/21, Cost: $49,999,974)(a)(c)(d)	25,742	8,044,890
Via Transportation, Inc., Class A(a)	74,144	2,150,917
		86,716,190
Technology Hardware, Storage & Peripherals — 2.5%
Asia Vital Components Co. Ltd.	284,000	13,630,480
Pure Storage, Inc., Class A(a)	137,119	9,188,344
		22,818,824
Total Common Stocks — 72.9% (Cost: $642,231,766)		667,519,587
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Technology and Private Equity Term Trust (BTX)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Preferred Securities
Preferred Stocks — 25.9%(c)
Aerospace & Defense — 0.2%
SkySafe, Inc., Series B, (Acquired 12/02/21, Cost: $4,999,999)(a)(d)	909,438	$ 1,455,101
Capital Markets(a)(d) — 1.1%
Anchor Labs, Inc., Series D, (Acquired 11/24/21, Cost: $9,999,995)	428,785	3,829,050
Varo Money, Inc., Series E, (Acquired 08/27/21, Cost: $40,000,001)	4,316,904	5,784,651
		9,613,701
Diversified Consumer Services — 0.4%
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $8,750,004)(a)(d)	333,818	3,404,944
Diversified Telecommunication Services — 0.8%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $17,999,912)(a)(d)	32,690	7,734,781
Entertainment — 0.9%
Under Canvas, Inc., Class A, (Acquired 08/19/21, Cost: $49,999,983)(a)(d)	2,172,486	8,255,447
Food Products — 0.0%
Motif Food Works, Inc., Series B, (Acquired 06/08/21, Cost: $30,567,892)(d)	1,972,240	20
Hotels, Restaurants & Leisure — 0.2%
Dapper Labs, Inc., Series 7, (Acquired 07/20/21, Cost: $29,999,946)(a)(d)	191,067	1,562,928
Interactive Media & Services — 0.8%
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $23,333,352)(a)(d)	416,667	7,266,672
Semiconductors & Semiconductor Equipment(a) — 9.2%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $39,999,990)(d)	1,525,192	65,705,270
Rivos, Inc., Series A1	2,997,684	18,705,548
		84,410,818
Software(d) — 12.3%
Anthropic PBC, Series F, (Acquired 08/18/25, Cost: $16,999,988)(a)	120,595	29,352,823
AnyRoad, Inc., Series B, (Acquired 12/07/21, Cost: $14,999,995)(a)	2,745,894	7,880,716
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $0)(a)	898,024	9
Deepgram, Inc., Series B, (Acquired 10/22/21, Cost: $11,999,997)(a)	2,165,400	28,908,090
Genesys Cloud Services, Inc., (Acquired 11/24/21, Cost: $25,259,768)	3,916,230	14,098,428
Security	Shares	Value
Software (continued)
Open Space Labs, Inc., Series D, (Acquired 01/31/22, Cost: $15,000,003)(a)	1,687,916	$ 9,891,188
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,993)(a)	732,373	5,595,330
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $24,038,470)(a)	1,685,092	11,003,651
Validere Technologies, Inc., Series B, (Acquired 10/21/21, Cost: $10,000,000)(a)	4,684,060	6,276,640
		113,006,875
Specialty Retail — 0.0%
Super73, Inc., Series C-1, (Acquired 10/25/22, Cost: $12,000,000)(a)(d)	1,400,669	14
		236,711,301
Total Preferred Securities — 25.9% (Cost: $404,945,580)		236,711,301
Total Long-Term Investments — 98.8% (Cost: $1,047,177,346)		904,230,888
Short-Term Securities
Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.89%(f)(g)(h)	12,665,280	12,671,613
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(f)(g)	20,680,975	20,680,975
Total Short-Term Securities — 3.6% (Cost: $33,352,588)		33,352,588
Total Investments — 102.4% (Cost: $1,080,529,934)		937,583,476
Liabilities in Excess of Other Assets — (2.4)%		(22,114,089)
Net Assets — 100.0%		$ 915,469,387

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $246,605,075, representing 26.9% of its net assets as of period end, and an original cost of $513,893,544.

(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Technology and Private Equity Term Trust (BTX)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 14,267,970	$ —	$ (1,596,637)(a)	$ 717	$ (437)	$ 12,671,613	12,665,280	$ 107,265 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	2,002,846	18,678,129 (a)	—	—	—	20,680,975	20,680,975	1,668,843	—
				$ 717	$ (437)	$ 33,352,588		$ 1,776,108	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ 4,924,967	$ —	$ —	$ —	$ 4,924,967
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (4,189,091)	$ —	$ —	$ —	$ (4,189,091)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 17,266,928	$ —	$ 31,324	$ 17,298,252
Automobiles	17,236,275	—	—	17,236,275
Broadline Retail	6,703,457	—	—	6,703,457
Capital Markets	10,187,344	—	—	10,187,344
Communications Equipment	36,394,577	—	—	36,394,577
Consumer Finance	6,586,731	—	—	6,586,731
Diversified Consumer Services	—	—	10,214,831	10,214,831
Electrical Equipment	—	17,469,312	—	17,469,312
Electronic Equipment, Instruments & Components	58,808,093	16,564,345	—	75,372,438
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Technology and Private Equity Term Trust (BTX)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Entertainment	$ 25,545,963	$ 5,853,289	$ —	$ 31,399,252
Health Care Technology	—	2,442,628	—	2,442,628
Hotels, Restaurants & Leisure	3,210,733	—	—	3,210,733
Interactive Media & Services	—	—	3,633,328	3,633,328
IT Services	29,896,846	13,995,171	—	43,892,017
Life Sciences Tools & Services	5,050,842	—	—	5,050,842
Media	4,608,483	15,936,846	—	20,545,329
Professional Services	3,206,571	—	—	3,206,571
Semiconductors & Semiconductor Equipment	197,154,881	49,985,775	—	247,140,656
Software	45,609,413	4,047,565	37,059,212	86,716,190
Technology Hardware, Storage & Peripherals	9,188,344	13,630,480	—	22,818,824
Preferred Securities
Preferred Stocks	—	—	236,711,301	236,711,301
Short-Term Securities
Money Market Funds	33,352,588	—	—	33,352,588
	$510,008,069	$139,925,411	$287,649,996	$937,583,476
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2024	$ 48,285,769	$ 394,763,266	$ 443,049,035
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	(52,086,590)	(52,086,590)
Net change in unrealized appreciation (depreciation)(a)(b)	(65,654,471)	93,150,822	27,496,352
Purchases	68,307,397	16,999,988	85,307,385
Sales	—	(216,116,185)	(216,116,185)
Closing balance, as of December 31, 2025	$ 50,938,695	$ 236,711,301	$ 287,649,996
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(b)	$ (65,654,471)	$ 43,033,795	$ (22,620,675)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $43.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks(b)	$50,938,695	Market	Revenue Multiple	1.05x - 20.91x	8.13x
			Gross Profit Multiple	7.25x	—
			Time to Exit	3.0 years - 3.0 years	3.0 years
			Volatility	60%-80%	69%

Preferred Stocks	236,711,258	Market	Revenue Multiple	2.45x - 27.83x	13.26x
			Time to Exit	0.5 - 4.0 years	3.2 years
			Volatility	40% - 90%	66%
			Market Adjustment Multiple	0.85x	—

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Technology and Private Equity Term Trust (BTX)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
$287,649,953

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
(b)
The fund valued certain of its Level 3 Common Stock  using recent transactions as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $19,999,970 as of December 31, 2025.

See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Building Products — 2.2%
Kingspan Group PLC	97,846	$ 8,431,285
Trane Technologies PLC	11,137	4,334,521
		12,765,806
Chemicals — 3.5%
Air Liquide SA	46,269	8,696,439
Linde PLC	27,440	11,700,142
		20,396,581
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	27,257	5,776,576
Construction & Engineering — 1.0%
Vinci SA	41,314	5,812,180
Construction Materials — 0.7%
Heidelberg Materials AG	16,742	4,340,478
Electric Utilities — 33.0%
American Electric Power Co., Inc.(a)	169,000	19,487,391
Constellation Energy Corp.	8,328	2,942,032
Duke Energy Corp.(a)	203,782	23,885,288
Elia Group SA	101,407	13,049,331
Enel SpA	854,253	8,881,953
Entergy Corp.	151,858	14,036,235
Exelon Corp.	333,330	14,529,855
FirstEnergy Corp.	239,884	10,739,607
NextEra Energy, Inc.(a)	511,008	41,023,722
PG&E Corp.	710,082	11,411,018
Southern Co.	268,292	23,395,062
SSE PLC	401,814	11,780,348
		195,161,842
Electrical Equipment — 10.2%
Hubbell, Inc.	16,170	7,181,259
Nexans SA	49,071	7,213,436
Nextpower, Inc., Class A(b)	97,330	8,478,416
Prysmian SpA	85,971	8,576,233
Schneider Electric SE	26,117	7,144,964
Siemens Energy AG(b)	61,204	8,586,220
Vertiv Holdings Co., Class A	17,574	2,847,164
Vestas Wind Systems A/S	385,690	10,431,834
		60,459,526
Ground Transportation — 6.2%
Canadian Pacific Kansas City Ltd.	202,262	14,890,951
Union Pacific Corp.	95,192	22,019,814
		36,910,765
Independent Power and Renewable Electricity Producers — 4.5%
Boralex, Inc., Class A	315,578	5,823,897
EDP Renovaveis SA	633,260	8,943,077
Northland Power, Inc.	577,080	7,504,920
Security	Shares	Value
Independent Power and Renewable Electricity Producers (continued)
Orron Energy AB(b)	3,401,100	$ 1,701,566
Vistra Corp.	17,863	2,881,838
		26,855,298
Multi-Utilities — 15.8%
CenterPoint Energy, Inc.	360,256	13,812,215
CMS Energy Corp.(a)	185,832	12,995,232
Dominion Energy, Inc.	268,760	15,746,648
National Grid PLC	1,647,298	25,267,045
NiSource, Inc.	235,484	9,833,812
Sempra	178,938	15,798,436
		93,453,388
Oil, Gas & Consumable Fuels — 13.9%
Cheniere Energy, Inc.	82,844	16,104,045
Hess Midstream LP, Class A	89,722	3,095,409
Pembina Pipeline Corp.	217,560	8,288,377
Targa Resources Corp.	60,652	11,190,294
TC Energy Corp.	366,690	20,191,928
Williams Cos., Inc.	384,681	23,123,175
		81,993,228
Semiconductors & Semiconductor Equipment — 1.4%
First Solar, Inc.(b)	32,610	8,518,710
Transportation Infrastructure — 3.3%
Aena SME SA(c)	686,820	19,190,341
Total Long-Term Investments — 96.7% (Cost: $419,146,779)		571,634,719
Short-Term Securities
Money Market Funds — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(d)(e)	17,392,414	17,392,414
Total Short-Term Securities — 3.0% (Cost: $17,392,414)		17,392,414
Total Investments — 99.7% (Cost: $436,539,193)		589,027,133
Other Assets Less Liabilities — 0.3%		2,021,430
Net Assets — 100.0%		$ 591,048,563

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ —	$ 554 (b)	$ —	$ (554)	$ —	$ —	—	$ 923 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	13,062,505	4,329,909 (b)	—	—	—	17,392,414	17,392,414	550,367	—
				$ (554)	$ —	$ 17,392,414		$ 551,290	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (8,706,944)	$ —	$ —	$ —	$ (8,706,944)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (2,168,942)	$ —	$ —	$ —	$ (2,168,942)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$ 4,334,521	$ 8,431,285	$ —	$ 12,765,806
Chemicals	11,700,142	8,696,439	—	20,396,581
Commercial Services & Supplies	5,776,576	—	—	5,776,576
Construction & Engineering	—	5,812,180	—	5,812,180
Construction Materials	—	4,340,478	—	4,340,478
Electric Utilities	161,450,210	33,711,632	—	195,161,842
Electrical Equipment	18,506,839	41,952,687	—	60,459,526
Ground Transportation	36,910,765	—	—	36,910,765
Independent Power and Renewable Electricity Producers	17,912,221	8,943,077	—	26,855,298
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Multi-Utilities	$ 68,186,343	$ 25,267,045	$ —	$ 93,453,388
Oil, Gas & Consumable Fuels	81,993,228	—	—	81,993,228
Semiconductors & Semiconductor Equipment	8,518,710	—	—	8,518,710
Transportation Infrastructure	—	19,190,341	—	19,190,341
Short-Term Securities
Money Market Funds	17,392,414	—	—	17,392,414
	$432,681,969	$156,345,164	$—	$589,027,133
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
December 31, 2025

	BGR	BDJ(a)	BOE	BGY
ASSETS
Investments, at value — unaffiliated(b)(c)	$ 356,046,260	$ 1,704,923,662	$ 720,097,983	$ 568,428,848
Investments, at value — affiliated(d)	5,573,590	42,181,863	5,505,831	8,533,259
Cash	—	23,282	—	—
Cash pledged as collateral for OTC derivatives	—	—	—	6,845,349
Foreign currency, at value(e)	74,422	694	6,373	42,495
Receivables:
Options written	—	79,404	164,821	—
Securities lending income — affiliated	83	455	576	1,031
Dividends — unaffiliated	733,484	1,827,333	1,410,867	1,255,304
Dividends — affiliated	20,042	128,047	19,840	31,965
Deferred offering costs	—	213,147	—	—
Total assets	362,447,881	1,749,377,887	727,206,291	585,138,251
LIABILITIES
Bank overdraft	—	—	11,013	9,028
Collateral on securities loaned	—	2,126,170	—	—
Options written, at value(f)	—	21,073,724	7,965,349	8,837,872
Payables:
Accounting services fees	11,017	23,517	14,766	12,246
Custodian fees	4,879	21,015	16,888	26,629
Deferred foreign capital gain tax	—	—	118,960	2,460,170
Income dividend distributions	136,456	773,205	169,323	182,628
Investment advisory fees	305,959	1,172,779	502,031	480,491
IRS compliance fee for foreign withholding tax claims	197,543	—	526,592	1,760,371
Trustees’ and Officer’s fees	348,771	998,446	636,143	517,786
Options written	—	54,511	58,973	—
Other accrued expenses	16,307	23,425	16,127	18,458
Professional fees	42,615	109,215	113,798	101,153
Reorganization costs	214,201	385,401	334,895	—
Transfer agent fees	86,147	20,840	218,101	183,588
Total liabilities	1,363,895	26,782,248	10,702,959	14,590,420
Commitments and contingent liabilities
NET ASSETS	$ 361,083,986	$ 1,722,595,639	$ 716,503,332	$ 570,547,831
NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$ 443,975,513	$ 1,225,948,323	$ 542,965,361	$ 473,028,597
Accumulated earnings (loss)	(82,891,527)	496,647,316	173,537,971	97,519,234
NET ASSETS	$ 361,083,986	$ 1,722,595,639	$ 716,503,332	$ 570,547,831
Net asset value	$ 14.18	$ 9.74	$ 12.89	$ 6.30
(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost—unaffiliated	$241,786,188	$1,311,810,330	$539,412,530	$446,346,366
(c) Securities loaned, at value	$—	$2,057,211	$—	$—
(d) Investments, at cost—affiliated	$5,573,590	$42,181,863	$5,505,831	$8,533,259
(e) Foreign currency, at cost	$74,574	$839	$6,370	$42,519
(f) Premiums received	$—	$20,356,256	$7,126,747	$5,678,580
(g) Shares outstanding	25,456,171	176,944,689	55,600,125	90,614,455
(h) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(i) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities  (continued)
December 31, 2025

	CII	BMEZ	BME	BCX(a)
ASSETS
Investments, at value — unaffiliated(b)(c)	$ 1,003,879,303	$ 1,053,146,295	$ 564,777,912	$ 846,711,069
Investments, at value — affiliated(d)	16,677,452	22,294,787	4,915,133	35,562,807
Cash	—	—	—	15,766
Foreign currency, at value(e)	664	778	548	1,648
Receivables:
Investments sold	—	434,436	—	—
Options written	350,016	—	—	—
Securities lending income — affiliated	1,195	5,212	899	795
Dividends — unaffiliated	345,522	1,262,251	403,998	2,524,989
Dividends — affiliated	51,569	34,228	23,241	69,809
Interest — unaffiliated	—	—	—	159,250
Foreign withholding tax reclaims	—	—	—	621,434
Deferred offering costs	—	—	15,797	—
Total assets	1,021,305,721	1,077,177,987	570,137,528	885,667,567
LIABILITIES
Bank overdraft	14,001	—	—	—
Due to custodian	—	434,436	—	—
Collateral on securities loaned	4,645,374	4,822,843	894,332	19,044
Options written, at value(f)	13,085,321	—	—	—
Payables:
Investments purchased	—	—	—	3,566,337
Accounting services fees	12,246	45,899	7,242	14,764
Capital gains distributions	75,026,946	—	—	—
Custodian fees	4,954	23,430	11,376	10,040
Income dividend distributions	—	970,239	211,959	230,273
Investment advisory fees	676,826	1,144,912	484,220	734,387
IRS compliance fee for foreign withholding tax claims	—	—	—	108,294
Trustees’ and Officer’s fees	301,475	328,397	26,260	257,121
Options written	167,676	—	—	—
Other accrued expenses	10,008	194,411	19,062	72,102
Professional fees	53,100	160,799	78,423	156,887
Reorganization costs	—	—	—	187,558
Transfer agent fees	111,677	163,637	100,414	294,823
Total liabilities	94,109,604	8,289,003	1,833,288	5,651,630
Commitments and contingent liabilities
NET ASSETS	$ 927,196,117	$ 1,068,888,984	$ 568,304,240	$ 880,015,937
NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$ 495,298,027	$ 1,011,445,318	$ 357,612,495	$ 860,782,570
Accumulated earnings	431,898,090	57,443,666	210,691,745	19,233,367
NET ASSETS	$ 927,196,117	$ 1,068,888,984	$ 568,304,240	$ 880,015,937
Net asset value	$ 22.62	$ 17.10	$ 43.97	$ 11.54
(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost—unaffiliated	$606,617,452	$976,152,686	$346,018,055	$658,961,431
(c) Securities loaned, at value	$4,486,758	$4,714,531	$873,779	$18,581
(d) Investments, at cost—affiliated	$16,677,452	$22,294,787	$4,915,133	$35,562,807
(e) Foreign currency, at cost	$620	$759	$542	$31
(f) Premiums received	$15,654,259	$—	$—	$—
(g) Shares outstanding	40,983,552	62,501,404	12,924,103	76,238,090
(h) Shares authorized	200 million	Unlimited	Unlimited	Unlimited
(i) Par value	$0.10	$0.001	$0.001	$0.001
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities  (continued)
December 31, 2025

	BSTZ(a)	BST(a)	BTX	BUI
ASSETS
Investments, at value — unaffiliated(b)(c)	$ 1,721,047,608	$ 1,476,467,984	$ 904,230,888	$ 571,634,719
Investments, at value — affiliated(d)	29,624,994	11,047,815	33,352,588	17,392,414
Cash	—	14,549	—	5,472
Cash pledged as collateral for exchange-traded options written	25	—	—	—
Foreign currency, at value(e)	722,140	5,323	449,080	100,561
Receivables:
Investments sold	1,553,712	338,131	851,219	—
Securities lending income — affiliated	5,659	12,242	3,759	—
Capital shares sold	—	—	—	1,533,619
Dividends — unaffiliated	98,989	153,680	47,236	1,025,365
Dividends — affiliated	55,891	62,963	35,993	62,416
Deferred offering costs	—	25,315	—	99,092
Total assets	1,753,109,018	1,488,128,002	938,970,763	591,853,658
LIABILITIES
Collateral on securities loaned	17,504,892	1,772,457	12,664,020	—
Payables:
Investments purchased	9,369,994	2,318,638	7,988,118	—
Accounting services fees	61,927	12,247	38,013	12,247
Custodian fees	30,903	10,913	16,888	10,156
Deferred capital gain tax	1,749,165	—	—	—
Income dividend distributions	4,696,000	2,479,469	808,874	—
Investment advisory fees	1,834,347	1,280,430	978,607	508,888
IRS compliance fee for foreign withholding tax claims	—	—	—	90,089
Offering costs	—	—	—	70,692
Trustees’ and Officer’s fees	315,474	79,637	307,996	—
Other accrued expenses	100,110	111,873	422,366	60,703
Professional fees	147,448	147,961	146,021	41,206
Transfer agent fees	197,275	164,130	130,473	11,114
Total liabilities	36,007,535	8,377,755	23,501,376	805,095
Commitments and contingent liabilities
NET ASSETS	$ 1,717,101,483	$ 1,479,750,247	$ 915,469,387	$ 591,048,563
NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$ 942,673,325	$ 729,492,325	$ 2,834,242,223	$ 409,502,439
Accumulated earnings (loss)	774,428,158	750,257,922	(1,918,772,836)	181,546,124
NET ASSETS	$ 1,717,101,483	$ 1,479,750,247	$ 915,469,387	$ 591,048,563
Net asset value	$ 24.98	$ 42.62	$ 7.84	$ 24.56
(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost—unaffiliated	$955,906,007	$767,427,616	$1,047,177,346	$419,146,779
(c) Securities loaned, at value	$16,836,594	$1,694,926	$12,194,821	$—
(d) Investments, at cost—affiliated	$29,624,496	$11,047,815	$33,352,588	$17,392,414
(e) Foreign currency, at cost	$721,874	$5,361	$448,985	$100,766
(f) Shares outstanding	68,744,150	34,720,019	116,710,298	24,064,735
(g) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(h) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended December 31, 2025

	BGR	BDJ(a)	BOE	BGY
INVESTMENT INCOME
Dividends — unaffiliated	$13,091,788	$42,137,230	$15,594,289	$15,333,956
Dividends — affiliated	282,293	1,714,167	320,100	296,590
Securities lending income — affiliated — net	83	1,940	1,486	4,222
Other income — unaffiliated	33,581	35,737	68,264	91,300
Foreign taxes withheld	(404,028)	(353,413)	(708,688)	(1,198,027)
Foreign withholding tax claims	686,134	686,700	798,001	1,064,994
IRS compliance fee for foreign withholding tax claims	(197,543)	—	(526,593)	(110,238)
Total investment income	13,492,308	44,222,361	15,546,859	15,482,797
EXPENSES
Investment advisory	3,554,542	13,197,164	6,962,886	5,641,231
Transfer agent	228,825	153,347	503,815	429,308
Reorganization	219,471	390,236	339,730	—
Professional	149,736	217,119	198,446	242,726
Trustees and Officer	56,251	188,654	108,651	84,792
Accounting services	44,046	94,046	59,024	49,022
Printing and postage	41,124	59,958	61,164	61,799
Custodian	24,538	89,493	63,776	103,371
Registration	9,316	63,135	20,869	34,011
Miscellaneous	45,409	169,277	104,020	147,950
Total expenses excluding interest expense	4,373,258	14,622,429	8,422,381	6,794,210
Interest expense — unaffiliated	1,128	4,608	1,235	3,393
Total expenses	4,374,386	14,627,037	8,423,616	6,797,603
Less fees waived and/or reimbursed by the Manager	(5,162)	(31,344)	(1,224,348)	(5,426)
Total expenses after fees waived and/or reimbursed	4,369,224	14,595,693	7,199,268	6,792,177
Net investment income	9,123,084	29,626,668	8,347,591	8,690,620
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	25,398,617	190,756,732	83,079,553	39,323,140
Investments — affiliated	—	(208)	68	(301)
Foreign currency transactions	(63,821)	117,294	66,551	(260,090)
Options written	5,084,261	(38,042,201)	(14,407,292)	(8,810,613)
	30,419,057	152,831,617	68,738,880	30,252,136
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,764,843	105,303,645	29,722,147 (b)	48,906,302 (b)
Foreign currency translations	8,245	11,918	107,555	99,773
Options written	(919,267)	(10,352,081)	(4,411,254)	(4,744,066)
	853,821	94,963,482	25,418,448	44,262,009
Net realized and unrealized gain	31,272,878	247,795,099	94,157,328	74,514,145
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,395,962	$277,421,767	$102,504,919	$83,204,765
(a) Consolidated Statement of Operations.
(b) Net of increase in deferred foreign capital gain tax of	$—	$—	$(118,960)	$(2,450,400)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Operations  (continued)
Year Ended December 31, 2025

	CII	BMEZ	BME	BCX(a)
INVESTMENT INCOME
Dividends — unaffiliated	$7,653,636	$10,147,785	$6,926,768	$24,915,340
Dividends — affiliated	579,856	2,050,139	660,657	860,592
Interest — unaffiliated	—	—	—	630,000
Securities lending income — affiliated — net	2,683	79,658	15,085	23,211
Other income — unaffiliated	—	—	13,512	108,748
Foreign taxes withheld	(60,094)	(292,011)	(45,717)	(1,215,701)
Foreign withholding tax claims	—	—	165,446	1,802,034
IRS compliance fee for foreign withholding tax claims	—	—	—	(108,293)
Total investment income	8,176,081	11,985,571	7,735,751	27,015,931
EXPENSES
Investment advisory	7,766,595	14,837,561	5,315,722	7,996,810
Transfer agent	289,775	366,409	259,243	667,152
Professional	120,850	173,287	130,617	289,612
Trustees and Officer	87,369	110,310	34,571	73,371
Printing and postage	67,559	52,269	46,755	68,021
Accounting services	49,023	146,068	28,998	59,044
Custodian	32,387	48,059	45,601	47,855
Registration	14,974	36,128	8,703	28,615
Offering	—	—	84,599	—
Reorganization	—	—	—	192,828
Miscellaneous	49,063	456,958	59,209	130,556
Total expenses excluding interest expense	8,477,595	16,227,049	6,014,018	9,553,864
Interest expense — unaffiliated	1,041	207	87	6,371
Total expenses	8,478,636	16,227,256	6,014,105	9,560,235
Less fees waived and/or reimbursed by the Manager	(10,613)	(37,470)	(11,939)	(15,704)
Total expenses after fees waived and/or reimbursed	8,468,023	16,189,786	6,002,166	9,544,531
Net investment income (loss)	(291,942)	(4,204,215)	1,733,585	17,471,400
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	161,692,380	65,799,983	30,017,606	57,256,842
Investments — affiliated	(569)	947	(368)	(2,973)
Foreign currency transactions	98,414	3,458	11,163	340,653
Options written	(43,839,334)	(7,024,020)	(1,593,541)	3,938,209
	117,950,891	58,780,368	28,434,860	61,532,731
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	90,798,112	50,730,406	49,317,787	138,777,574
Investments — affiliated	41	779	(16)	140
Foreign currency translations	(450)	80,714	6,830	23,579
Options written	(584,130)	(5,450,619)	(2,523,829)	(3,017,539)
	90,213,573	45,361,280	46,800,772	135,783,754
Net realized and unrealized gain	208,164,464	104,141,648	75,235,632	197,316,485
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$207,872,522	$99,937,433	$76,969,217	$214,787,885
(a) Consolidated Statement of Operations.
See notes to financial statements.
Financial Statements

Statements of Operations  (continued)
Year Ended December 31, 2025

	BSTZ(a)	BST(a)	BTX	BUI
INVESTMENT INCOME
Dividends — unaffiliated	$2,572,422	$4,642,662	$7,027,718	$12,329,059
Dividends — affiliated	704,550	387,925	1,668,843	550,367
Securities lending income — affiliated — net	169,184	40,547	107,265	923
Foreign taxes withheld	(248,388)	(121,245)	(200,127)	(363,471)
Foreign withholding tax claims	—	—	—	138,225
IRS compliance fee for foreign withholding tax claims	—	—	—	(90,089)
Total investment income	3,197,768	4,949,889	8,603,699	12,565,014
EXPENSES
Investment advisory	19,690,395	13,970,561	15,799,149	5,579,980
Transfer agent	416,430	409,203	504,007	62,138
Professional	228,850	450,841	679,086	92,681
Accounting services	173,496	49,018	145,361	49,018
Trustees and Officer	128,384	90,404	116,080	34,588
Proxy	102,186	—	—	—
Custodian	80,739	37,479	53,750	42,825
Printing and postage	65,925	9,825	224,683	10,095
Registration	25,802	13,369	76,120	8,699
Offering	—	71,340	—	124,006
Miscellaneous	313,923	355,251	827,196	109,143
Total expenses excluding interest expense	21,226,130	15,457,291	18,425,432	6,113,173
Interest expense — unaffiliated	546	4,946	2,516	744
Total expenses	21,226,676	15,462,237	18,427,948	6,113,917
Less fees waived and/or reimbursed by the Manager	(13,828)	(7,132)	(30,586)	(10,109)
Total expenses after fees waived and/or reimbursed	21,212,848	15,455,105	18,397,362	6,103,808
Net investment income (loss)	(18,015,080)	(10,505,216)	(9,793,663)	6,461,206
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	277,775,406	239,354,213	83,300,756	107,735,180
Investments — affiliated	1,226	300	717	(554)
Foreign currency transactions	(436,795)	137,891	(882,193)	(4,143)
Options written	(15,013,375)	(19,319,611)	4,924,967	(8,706,944)
	262,326,462	220,172,793	87,344,247	99,023,539
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	72,957,078 (b)	45,451,139 (b)	(64,674,591)	167,648
Investments — affiliated	(940)	—	(437)	—
Foreign currency translations	3,642	3,384	61	29,621
Options written	(2,912,112)	(4,373,060)	(4,189,091)	(2,168,942)
	70,047,668	41,081,463	(68,864,058)	(1,971,673)
Net realized and unrealized gain	332,374,130	261,254,256	18,480,189	97,051,866
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$314,359,050	$250,749,040	$8,686,526	$103,513,072
(a) Consolidated Statement of Operations.
(b) Net of reduction in deferred capital gain tax of	$1,809,434	$421,779	$—	$—
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	BGR		BDJ(a)
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$9,123,084	$8,902,650	$29,626,668	$31,964,398
Net realized gain	30,419,057	17,018,043	152,831,617	71,556,715
Net change in unrealized appreciation (depreciation)	853,821	(11,777,785)	94,963,482	61,248,610
Net increase in net assets resulting from operations	40,395,962	14,142,908	277,421,767	164,769,723
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(9,274,490)	(8,876,987)	(151,434,573)	(125,237,041)
Return of capital	(20,575,155)	(13,896,512)	—	—
Decrease in net assets resulting from distributions to shareholders	(29,849,645)	(22,773,499)	(151,434,573)	(125,237,041)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,032,106)	(19,781,491)	—	(84,525,360)
NET ASSETS
Total increase (decrease) in net assets	1,514,211	(28,412,082)	125,987,194	(44,992,678)
Beginning of year	359,569,775	387,981,857	1,596,608,445	1,641,601,123
End of year	$361,083,986	$359,569,775	$1,722,595,639	$1,596,608,445

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BOE		BGY
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$8,347,591	$10,995,449	$8,690,620	$8,892,803
Net realized gain	68,738,880	20,894,699	30,252,136	34,431,931
Net change in unrealized appreciation (depreciation)	25,418,448	30,507,659	44,262,009	(31,544,308)
Net increase in net assets resulting from operations	102,504,919	62,397,807	83,204,765	11,780,426
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(56,008,915)	(10,955,631)	(38,848,700)	(41,087,555)
Return of capital	—	(36,227,997)	(8,171,337)	—
Decrease in net assets resulting from distributions to shareholders	(56,008,915)	(47,183,628)	(47,020,037)	(41,087,555)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(34,701,871)	(36,994,167)	(28,595,928)	(30,215,690)
NET ASSETS
Total increase (decrease) in net assets	11,794,133	(21,779,988)	7,588,800	(59,522,819)
Beginning of year	704,709,199	726,489,187	562,959,031	622,481,850
End of year	$716,503,332	$704,709,199	$570,547,831	$562,959,031

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	CII		BMEZ
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(291,942)	$1,804,768	$(4,204,215)	$3,882,343
Net realized gain	117,950,891	131,087,223	58,780,368	17,150,385
Net change in unrealized appreciation (depreciation)	90,213,573	(8,234,771)	45,361,280	2,716,794
Net increase in net assets resulting from operations	207,872,522	124,657,220	99,937,433	23,749,522
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(159,497,832)	(53,906,727)	(24,338,179)	—
Return of capital	—	—	(119,956,518)	(177,775,924)
Decrease in net assets resulting from distributions to shareholders	(159,497,832)	(53,906,727)	(144,294,697)	(177,775,924)
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	1,509,986	—	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(22,239,867)	(45,649,966)	(550,636,007)	(89,462,275)
Net decrease in net assets derived from capital share transactions	(20,729,881)	(45,649,966)	(550,636,007)	(89,462,275)
NET ASSETS
Total increase (decrease) in net assets	27,644,809	25,100,527	(594,993,271)	(243,488,677)
Beginning of year	899,551,308	874,450,781	1,663,882,255	1,907,370,932
End of year	$927,196,117	$899,551,308	$1,068,888,984	$1,663,882,255

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BME		BCX
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25(a)	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$1,733,585	$927,098	$17,471,400	$18,418,123
Net realized gain	28,434,860	28,763,776	61,532,731	22,404,202
Net change in unrealized appreciation (depreciation)	46,800,772	(6,236,087)	135,783,754	(67,679,275)
Net increase (decrease) in net assets resulting from operations	76,969,217	23,454,787	214,787,885	(26,856,950)
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(31,246,920)	(28,577,659)	(22,217,066)	(20,754,349)
Return of capital	(9,575,682)	(7,344,579)	(42,509,217)	(32,577,896)
Decrease in net assets resulting from distributions to shareholders	(40,822,602)	(35,922,238)	(64,726,283)	(53,332,245)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(13,977,639)	(29,532,715)	(38,612,680)	(42,582,282)
NET ASSETS
Total increase (decrease) in net assets	22,168,976	(42,000,166)	111,448,922	(122,771,477)
Beginning of year	546,135,264	588,135,430	768,567,015	891,338,492
End of year	$568,304,240	$546,135,264	$880,015,937	$768,567,015

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	BSTZ(a)		BST(a)
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment loss	$(18,015,080)	$(20,600,953)	$(10,505,216)	$(9,647,335)
Net realized gain	262,326,462	127,452,088	220,172,793	49,084,701
Net change in unrealized appreciation (depreciation)	70,047,668	170,688,787	41,081,463	232,842,089
Net increase in net assets resulting from operations	314,359,050	277,539,922	250,749,040	272,279,455
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(196,402,227)	(76,763,205)	(145,875,153)	(54,438,359)
Return of capital	—	(74,781,695)	—	(49,592,586)
Decrease in net assets resulting from distributions to shareholders	(196,402,227)	(151,544,900)	(145,875,153)	(104,030,945)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	—	8,635,484
Reinvestment of distributions	—	—	—	1,567,740
Redemption of shares resulting from a repurchase offer	(74,446,790)	(82,227,801)	—	—
Net increase (decrease) in net assets derived from capital share transactions	(74,446,790)	(82,227,801)	—	10,203,224
NET ASSETS
Total increase in net assets	43,510,033	43,767,221	104,873,887	178,451,734
Beginning of year	1,673,591,450	1,629,824,229	1,374,876,360	1,196,424,626
End of year	$1,717,101,483	$1,673,591,450	$1,479,750,247	$1,374,876,360

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BTX		BUI
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(9,793,663)	$(23,510,738)	$6,461,206	$6,477,896
Net realized gain	87,344,247	50,880,406	99,023,539	25,208,486
Net change in unrealized appreciation (depreciation)	(68,864,058)	8,335,555	(1,971,673)	3,928,824
Net increase in net assets resulting from operations	8,686,526	35,705,223	103,513,072	35,615,206
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	—	—	(62,079,407)	(25,151,530)
Return of capital	(154,204,051)	(184,726,032)	—	(7,834,340)
Decrease in net assets resulting from distributions to shareholders	(154,204,051)	(184,726,032)	(62,079,407)	(32,985,870)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	35,318,486	1,263,628
Reinvestment of distributions	—	—	3,442,438	499,080
Redemption of shares resulting from share repurchase program (including transaction costs)	(723,974,503)	(92,487,614)	—	—
Net increase (decrease) in net assets derived from capital share transactions	(723,974,503)	(92,487,614)	38,760,924	1,762,708
NET ASSETS
Total increase (decrease) in net assets	(869,492,028)	(241,508,423)	80,194,589	4,392,044
Beginning of period	1,784,961,415	2,026,469,838	510,853,974	506,461,930
End of period	$915,469,387	$1,784,961,415	$591,048,563	$510,853,974

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Cash Flows
Year Ended December 31, 2025

	BGR	BDJ(a)	BOE	BGY
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$40,395,962	$277,421,767	$102,504,919	$83,204,765
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	230,993,843	1,070,568,611	423,359,179	428,248,179
Purchases of long-term investments	(206,309,288)	(919,603,349)	(329,309,956)	(341,036,913)
Net proceeds from sales (purchases) of short-term securities	2,010,406	4,415,658	1,527,515	(4,791,223)
Premiums paid on closing options written	(13,678,167)	(201,295,796)	(74,484,380)	(54,253,327)
Premiums received from options written	16,277,628	163,490,271	59,443,433	45,205,409
Net realized gain on investments and options written	(30,295,166)	(152,101,647)	(68,501,790)	(30,496,137)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(845,775)	(94,951,570)	(25,430,447)	(46,612,551)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	10,887	(19,391)	3,414	(14,859)
Dividends — unaffiliated	(407,549)	72,515	(3,931)	120,866
Securities lending income — affiliated	(83)	(455)	(576)	(1,031)
Prepaid expenses	—	7,440	—	—
Deferred offering costs.	—	(2,258)	—	—
Increase (Decrease) in Liabilities
Collateral on securities loaned	—	2,126,170	—	—
Payables
Accounting services fees	(7,317)	(15,651)	(9,838)	(8,174)
Custodian fees	(3,579)	(12,852)	(14,821)	(23,825)
Deferred foreign capital gain tax	—	—	118,960	2,450,400
Investment advisory fees	(2,822)	64,556	(2,630)	(8,540)
IRS compliance fee for foreign withholding tax claims	197,543	—	526,592	110,239
Trustees’ and Officer’s fees	(9,264)	55,695	18,372	2,142
Other accrued expenses	1,173	(6,167)	534	350
Professional fees	(25,639)	52,504	(6,378)	(42,549)
Reorganization costs	214,201	385,401	334,895	—
Transfer agent fees	73,692	(14,062)	200,838	168,694
Net cash provided by operating activities	38,590,686	150,637,390	90,273,904	82,221,915
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(29,713,189)	(150,661,368)	(55,839,592)	(46,837,409)
Net payments on redemption of capital shares	(9,032,106)	—	(34,701,871)	(28,595,928)
Increase in bank overdraft	—	—	11,013	9,028
Net cash used for financing activities	(38,745,295)	(150,661,368)	(90,530,450)	(75,424,309)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	199	6	594	(85)
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(154,410)	(23,972)	(255,952)	6,797,521
Restricted and unrestricted cash and foreign currency at beginning of year	228,832	47,948	262,325	90,323
Restricted and unrestricted cash and foreign currency at end of year	$74,422	$23,976	$6,373	$6,887,844
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,128	$4,608	$1,235	$3,393
Financial Statements

Statements of Cash Flows  (continued)
Year Ended December 31, 2025
	BGR	BDJ(a)	BOE	BGY
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$23,282	$—	$—
Cash pledged
Collateral — OTC derivatives	—	—	—	6,845,349
Foreign currency at value	74,422	694	6,373	42,495
	$74,422	$23,976	$6,373	$6,887,844

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Cash Flows  (continued)
Year Ended December 31, 2025

	CII	BMEZ	BME	BCX(a)
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$207,872,522	$99,937,433	$76,969,217	$214,787,885
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	767,354,108	1,751,767,436	324,805,619	856,307,305
Purchases of long-term investments	(613,495,893)	(1,064,680,869)	(287,508,927)	(765,138,144)
Net proceeds from sales (purchases) of short-term securities	(9,922,058)	39,056,622	21,637,236	(4,799,825)
Premiums paid on closing options written	(178,850,677)	(83,708,082)	(36,938,357)	(43,501,166)
Premiums received from options written	135,948,519	61,122,732	30,001,811	41,582,590
Net realized gain on investments and options written	(117,537,615)	(58,439,033)	(28,329,609)	(56,992,448)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(90,189,868)	(45,280,616)	(46,793,952)	(135,762,069)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(12,137)	192,054	77,565	4,518
Dividends — unaffiliated	(130,608)	(489,134)	(104,421)	(1,563,591)
Interest — unaffiliated	—	22,060	2,168	—
Foreign withholding tax reclaims	—	—	—	(621,434)
Securities lending income — affiliated	(739)	2,595	(741)	(290)
Prepaid expenses	703	8,652	—	—
Deferred offering costs.	—	—	68,802	—
Increase (Decrease) in Liabilities
Collateral on securities loaned	4,210,209	(5,405,489)	616,274	(1,828,456)
Payables
Accounting services fees	(8,173)	(38,432)	(4,864)	(9,818)
Custodian fees	(7,326)	(74,881)	(9,739)	(12,916)
Investment advisory fees	17,389	(682,025)	10,648	63,469
IRS compliance fee for foreign withholding tax claims	—	—	—	108,294
Trustees’ and Officer’s fees	36,393	62,983	530	15,233
Other accrued expenses	2,724	72,767	3,323	36,037
Professional fees	(13,914)	17,311	(5,231)	70,858
Proxy fees	—	(167,274)	—	—
Reorganization costs	—	—	—	187,558
To the custodian	—	434,436	—	—
Transfer agent fees	94,531	101,800	85,420	271,342
Net cash provided by operating activities	105,368,090	693,833,046	54,582,772	103,204,932
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(82,960,900)	(143,324,458)	(40,610,643)	(64,496,010)
Net payments on redemption of capital shares	(22,239,867)	(550,636,007)	(13,977,639)	(38,612,680)
Decrease in bank overdraft	(167,323)	—	—	(152,061)
Net cash used for financing activities	(105,368,090)	(693,960,465)	(54,588,282)	(103,260,751)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	47	50	10	1,894
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	47	(127,369)	(5,500)	(53,925)
Restricted and unrestricted cash and foreign currency at beginning of year	617	128,147	6,048	71,339
Restricted and unrestricted cash and foreign currency at end of year	$664	$778	$548	$17,414
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,041	$207	$87	$6,371
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$1,509,986	$—	$—	$—
Financial Statements

Statements of Cash Flows  (continued)
Year Ended December 31, 2025
	CII	BMEZ	BME	BCX(a)
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—	$15,766
Foreign currency at value	664	778	548	1,648
	$664	$778	$548	$17,414

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Cash Flows  (continued)
Year Ended December 31, 2025

	BSTZ(a)	BST(a)	BTX	BUI
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$314,359,050	$250,749,040	$8,686,526	$103,513,072
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	1,202,167,449	759,680,351	2,743,827,959	450,698,378
Purchases of long-term investments	(877,831,029)	(564,086,824)	(1,833,583,124)	(415,675,757)
Net purchases of short-term securities	(20,123,007)	(8,837,252)	(11,789,974)	(4,330,463)
Premiums paid on closing options written	(80,195,325)	(85,317,907)	(12,568,731)	(41,805,628)
Premiums received from options written	50,800,583	50,696,992	7,321,542	28,562,495
Net realized gain on investments and options written	(262,754,202)	(220,014,586)	(90,253,305)	(98,643,913)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(68,234,882)	(40,656,474)	68,864,078	2,001,392
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(12,415)	(48,488)	(21,815)	(27,205)
Dividends — unaffiliated	(24,106)	(11,428)	2,433	(344,230)
Securities lending income — affiliated	9,473	(11,469)	(917)	397
Prepaid expenses	6,466	4,122	8,742	—
Deferred offering costs.	—	46,025	—	6,973
Increase (Decrease) in Liabilities
Collateral on securities loaned	10,019,062	1,207,057	(1,596,637)	—
Payables
Accounting services fees	(18,006)	(8,178)	(46,471)	(8,178)
Custodian fees	(36,166)	(6,630)	(17,180)	(8,579)
Deferred capital gain tax	(1,809,434)	(421,779)	—	—
Investment advisory fees	19,796	96,722	(995,372)	64,443
IRS compliance fee for foreign withholding tax claims	—	—	—	90,089
Trustees’ and Officer’s fees	68,682	43,634	70,767	(246)
Other accrued expenses	(7,226)	27,515	(133,292)	23,874
Professional fees	(25,929)	14,453	(36,332)	(25,848)
Transfer agent fees	103,316	134,092	79,768	(3,000)
Net cash provided by operating activities	266,482,150	143,278,988	877,818,665	24,088,066
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(191,706,227)	(143,395,684)	(153,395,177)	(58,636,969)
Payments for offering costs	—	—	—	70,692
Net payments on redemption of capital shares	(74,446,790)	—	(723,974,503)	—
Proceeds from issuance of capital shares	—	—	—	34,359,167
Net cash used for financing activities	(266,153,017)	(143,395,684)	(877,369,680)	(24,207,110)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	290	175	95	(98)
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	329,423	(116,521)	449,080	(119,142)
Restricted and unrestricted cash and foreign currency at beginning of year	392,742	136,393	—	225,175
Restricted and unrestricted cash and foreign currency at end of year	$722,165	$19,872	$449,080	$106,033
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$546	$4,946	$2,516	$744
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$—	$3,442,438
Financial Statements

Statements of Cash Flows  (continued)
Year Ended December 31, 2025
	BSTZ(a)	BST(a)	BTX	BUI
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$14,549	$—	$5,472
Cash pledged
Collateral — exchange-traded options written	25	—	—	—
Foreign currency at value	722,140	5,323	449,080	100,561
	$722,165	$19,872	$449,080	$106,033

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BGR
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$13.77	$14.13	$14.21	$10.77	$8.17
Net investment income(a)	0.36	0.33	0.37	0.42	0.28
Net realized and unrealized gain	1.22	0.15	0.32	3.60	2.77
Net increase from investment operations	1.58	0.48	0.69	4.02	3.05
Distributions(b)
From net investment income	(0.36)	(0.33)	(0.37)	(0.42)	(0.28)
Return of capital	(0.81)	(0.51)	(0.40)	(0.16)	(0.17)
Total distributions	(1.17)	(0.84)	(0.77)	(0.58)	(0.45)
Net asset value, end of year	$14.18	$13.77	$14.13	$14.21	$10.77
Market price, end of year	$13.54	$12.61	$12.45	$12.53	$9.48
Total Return(c)
Based on net asset value	12.35%	3.93%(d)	5.75%	38.51%	38.36%(d)
Based on market price	17.15%	8.02%	5.66%	38.76%	40.14%
Ratios to Average Net Assets(e)
Total expenses	1.23%(f)	1.23%	1.29%	1.26%	1.33%
Total expenses after fees waived and/or reimbursed	1.23%(f)	1.12%	1.07%	1.04%	1.11%
Total expenses after fees waived and/or reimbursed and excluding reorganization costs and excluding professional fees for foreign withholding taxes	1.15%	1.12%	1.07%	1.04%	1.11%
Net investment income	2.57%	2.25%	2.66%	3.21%	2.88%
Supplemental Data
Net assets, end of year (000)	$361,084	$359,570	$387,982	$398,493	$313,503
Portfolio turnover rate	59%	42%	38%	76%	61%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.17% and 1.17%,respectively.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BDJ
	Year Ended 12/31/25(a)	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21

Net asset value, beginning of year	$9.02	$8.82	$8.74	$10.23	$9.35
Net investment income(b)	0.17	0.17	0.18	0.16	0.15
Net realized and unrealized gain (loss)	1.40	0.71	0.63	(0.56)	1.60
Net increase (decrease) from investment operations	1.57	0.88	0.81	(0.40)	1.75
Distributions(c)
From net investment income	(0.23)	(0.20)	(0.13)	(0.04)	(0.28)
From net realized gain	(0.62)	(0.48)	(0.60)	(1.05)	(0.59)
Total distributions	(0.85)	(0.68)	(0.73)	(1.09)	(0.87)
Net asset value, end of year	$9.74	$9.02	$8.82	$8.74	$10.23
Market price, end of year	$9.48	$8.28	$7.69	$9.01	$10.08
Total Return(d)
Based on net asset value	18.75%	10.89%(e)	10.37%	(3.71)%(e)	19.33%
Based on market price	25.91%	16.76%	(6.65)%	0.74%	29.80%
Ratios to Average Net Assets(f)
Total expenses	0.89%(g)	0.88%	0.86%	0.84%	0.85%
Total expenses after fees waived and/or reimbursed	0.88%(g)	0.88%	0.86%	0.84%	0.85%
Total expenses after fees waived and/or reimbursed and excluding reorganization costs and excluding professional fees for foreign withholding taxes	0.86%	0.88%	0.86%	0.84%	0.85%
Net investment income	1.80%	1.89%	2.12%	1.69%	1.44%
Supplemental Data
Net assets, end of year (000)	$1,722,596	$1,596,608	$1,641,601	$1,629,642	$1,902,838
Portfolio turnover rate	56%	50%	43%	81%	40%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.87% and 0.86%,respectively.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BOE
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$12.05	$11.81	$10.97	$13.40	$12.28
Net investment income(a)	0.15	0.18	0.22	0.20	0.19
Net realized and unrealized gain (loss)	1.68	0.84	1.38	(1.87)	1.69
Net increase (decrease) from investment operations	1.83	1.02	1.60	(1.67)	1.88
Distributions(b)
From net investment income	(0.16)	(0.18)	(0.22)	(0.19)	(0.19)
From net realized gain	(0.83)	—	—	(0.41)	(0.57)
Return of capital	—	(0.60)	(0.54)	(0.16)	—
Total distributions	(0.99)	(0.78)	(0.76)	(0.76)	(0.76)
Net asset value, end of year	$12.89	$12.05	$11.81	$10.97	$13.40
Market price, end of year	$11.71	$10.77	$9.92	$9.56	$12.18
Total Return(c)
Based on net asset value	16.71%	9.67%	16.16%	(11.87)%	16.21%
Based on market price	18.62%	16.70%	11.95%	(15.51)%	18.89%
Ratios to Average Net Assets(d)
Total expenses	1.21%(e)	1.11%	1.09%	1.06%	1.07%
Total expenses after fees waived and/or reimbursed	1.03%(e)	0.93%	0.91%	0.89%	0.90%
Total expenses after fees waived and/or reimbursed and excluding reorganization costs and excluding professional fees for foreign withholding taxes	0.97%	0.93%	0.91%	0.88%	0.90%
Net investment income	1.20%	1.48%	1.93%	1.72%	1.46%
Supplemental Data
Net assets, end of year (000)	$716,503	$704,709	$726,489	$688,464	$857,721
Portfolio turnover rate	47%	51%	46%	44%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.16% and 0.99%,respectively.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BGY
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$5.91	$6.21	$5.78	$6.81	$6.49
Net investment income(a)	0.09	0.09	0.09	0.10	0.09
Net realized and unrealized gain (loss)	0.81	0.02	0.75	(0.72)	0.64
Net increase (decrease) from investment operations	0.90	0.11	0.84	(0.62)	0.73
Distributions(b)
From net investment income	(0.11)	(0.08)	(0.08)	(0.10)	(0.14)
From net realized gain	(0.31)	(0.33)	(0.09)	(0.10)	(0.15)
Return of capital	(0.09)	—	(0.24)	(0.21)	(0.12)
Total distributions	(0.51)	(0.41)	(0.41)	(0.41)	(0.41)
Net asset value, end of year	$6.30	$5.91	$6.21	$5.78	$6.81
Market price, end of year	$5.88	$5.31	$5.27	$5.02	$6.28
Total Return(c)
Based on net asset value	16.51%	2.55%	15.94%	(8.33)%	11.92%
Based on market price	21.03%	8.58%	13.29%	(13.67)%	14.11%
Ratios to Average Net Assets(d)
Total expenses	1.21%	1.19%	1.10%	1.08%	1.09%
Total expenses after fees waived and/or reimbursed	1.20%	1.19%	1.10%	1.03%	0.99%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.18%	1.13%	1.10%	1.02%	0.99%
Net investment income	1.54%	1.44%	1.40%	1.71%	1.34%
Supplemental Data
Net assets, end of year (000)	$570,548	$562,959	$622,482	$593,471	$709,510
Portfolio turnover rate	61%	46%	55%	41%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	CII
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$21.43	$19.81	$17.55	$22.10	$19.12
Net investment income (loss)(a)	(0.01)	0.04	0.07	0.06	0.04
Net realized and unrealized gain (loss)	5.09	2.82	3.38	(2.51)	4.04
Net increase (decrease) from investment operations	5.08	2.86	3.45	(2.45)	4.08
Distributions(b)
From net investment income	(0.03)	(0.03)	(0.07)	(0.04)	(0.04)
From net realized gain	(3.86)	(1.21)	(1.12)	(2.06)	(1.06)
Total distributions	(3.89)	(1.24)	(1.19)	(2.10)	(1.10)
Net asset value, end of year	$22.62	$21.43	$19.81	$17.55	$22.10
Market price, end of year	$23.37	$20.10	$19.00	$17.12	$22.12
Total Return(c)
Based on net asset value	25.43%	15.21%	20.45%	(10.95)%	21.97%
Based on market price	38.16%	12.66%	18.43%	(13.21)%	34.15%
Ratios to Average Net Assets(d)
Total expenses	0.93%	0.93%	0.89%	0.89%	0.90%
Total expenses after fees waived and/or reimbursed	0.93%	0.93%	0.89%	0.89%	0.90%
Net investment income (loss)	(0.03)%	0.20%	0.35%	0.31%	0.21%
Supplemental Data
Net assets, end of year (000)	$927,196	$899,551	$874,451	$774,667	$975,479
Portfolio turnover rate	66%	63%	28%	32%	27%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BMEZ
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$16.43	$17.91	$18.76	$26.47	$30.73
Net investment income (loss)(a)	(0.06)	0.04	(0.12)	(0.18)	(0.32)
Net realized and unrealized gain (loss)	2.60	0.17	0.85	(5.79)	(2.23)
Net increase (decrease) from investment operations	2.54	0.21	0.73	(5.97)	(2.55)
Distributions(b)
From net realized gain	(0.32)	—	—	(1.63)	(1.71)
Return of capital	(1.55)	(1.69)	(1.58)	(0.11)	—
Total distributions	(1.87)	(1.69)	(1.58)	(1.74)	(1.71)
Net asset value, end of year	$17.10	$16.43	$17.91	$18.76	$26.47
Market price, end of year	$15.05	$14.40	$14.65	$15.43	$25.36
Total Return(c)
Based on net asset value	17.89%	2.11%	5.60%	(21.66)%	(8.31)%
Based on market price	18.38%	9.40%	5.02%	(32.75)%	(5.76)%
Ratios to Average Net Assets(d)
Total expenses	1.37%	1.44%(e)	1.33%(f)	1.32%	1.30%
Total expenses after fees waived and/or reimbursed	1.36%	1.44%(e)	1.32%(f)	1.32%	1.30%
Net investment income (loss)	(0.35)%	0.21%	(0.65)%	(0.91)%	(1.10)%
Supplemental Data
Net assets, end of year (000)	$1,068,889	$1,663,882	$1,907,371	$2,056,419	$2,981,886
Portfolio turnover rate	91%	43%	63%	63%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.34% and 1.34%, respectively.
(f)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.31% and 1.30%, respectively.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BME
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$41.20	$42.18	$43.30	$47.96	$45.66
Net investment income(a)	0.13	0.07	0.14	0.11	—
Net realized and unrealized gain (loss)	5.79	1.56	1.30	(2.21)	4.74
Net increase (decrease) from investment operations	5.92	1.63	1.44	(2.10)	4.74
Distributions(b)
From net investment income	(0.11)	(0.07)	(0.17)	(0.12)	(0.00)(c)
From net realized gain	(2.30)	(2.01)	(1.66)	(2.34)	(2.44)
Return of capital	(0.74)	(0.53)	(0.73)	(0.10)	—
Total distributions	(3.15)	(2.61)	(2.56)	(2.56)	(2.44)
Net asset value, end of year	$43.97	$41.20	$42.18	$43.30	$47.96
Market price, end of year	$41.13	$37.93	$40.46	$43.58	$48.50
Total Return(d)
Based on net asset value	15.82%	4.09%	3.80%	(4.19)%	10.66%(e)
Based on market price	17.67%	(0.09)%	(1.08)%	(4.64)%	7.37%
Ratios to Average Net Assets(f)
Total expenses	1.13%(g)	1.10%	1.06%	1.08%	1.08%
Total expenses after fees waived and/or reimbursed	1.13%(g)	1.10%	1.06%	1.07%	1.08%
Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs and excluding professional fees for foreign withholding taxes	1.11%	1.10%	1.06%	1.07%	1.08%
Net investment income	0.33%	0.15%	0.34%	0.27%	0.01%
Supplemental Data
Net assets, end of year (000)	$568,304	$546,135	$588,135	$600,197	$625,775
Portfolio turnover rate	54%	29%	43%	41%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.11% and 1.11%, respectively.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BCX
	Year Ended 12/31/25(a)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$9.58	$10.57	$11.23	$10.21	$8.45
Net investment income(b)	0.23	0.22	0.29	0.30	0.29
Net realized and unrealized gain (loss)	2.57	(0.57)	(0.33)	1.27	1.95
Net increase (decrease) from investment operations	2.80	(0.35)	(0.04)	1.57	2.24
Distributions(c)
From net investment income	(0.29)	(0.25)	(0.28)	(0.29)	(0.38)
Return of capital	(0.55)	(0.39)	(0.34)	(0.26)	(0.10)
Total distributions	(0.84)	(0.64)	(0.62)	(0.55)	(0.48)
Net asset value, end of year	$11.54	$9.58	$10.57	$11.23	$10.21
Market price, end of year	$10.98	$8.54	$8.88	$9.97	$9.35
Total Return(d)
Based on net asset value	31.26%	(2.80)%(e)	0.56%	16.31%	27.20%
Based on market price	40.10%	3.14%	(4.84)%	12.76%	32.83%
Ratios to Average Net Assets(f)
Total expenses	1.20%(g)	1.10%	1.06%	1.05%	1.07%
Total expenses after fees waived and/or reimbursed	1.19%(g)	1.10%	1.06%	1.05%	1.07%
Total expenses after fees waived and/or reimbursed and excluding reorganization costs and excluding professional fees for foreign withholding taxes	1.15%	1.10%	1.06%	1.05%	1.07%
Net investment income	2.18%	2.13%	2.63%	2.73%	3.05%
Supplemental Data
Net assets, end of year (000)	$880,016	$768,567	$891,338	$983,181	$901,782
Portfolio turnover rate	98%	67%	46%	92%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.18% and 1.17%, respectively.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BSTZ(a)
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$23.14	$21.43	$19.53	$38.82	$38.72
Net investment loss(b)	(0.26)	(0.27)	(0.20)	(0.30)	(0.51)
Net realized and unrealized gain (loss)	4.91	4.00	3.92	(16.69)	3.69
Net increase (decrease) from investment operations	4.65	3.73	3.72	(16.99)	3.18
Distributions(c)
From net realized gain	(2.81)	(1.02)	—	(0.89)	(3.08)
Return of capital	—	(1.00)	(1.82)	(1.41)	—
Total distributions	(2.81)	(2.02)	(1.82)	(2.30)	(3.08)
Net asset value, end of year	$24.98	$23.14	$21.43	$19.53	$38.82
Market price, end of year	$22.61	$20.71	$16.71	$15.64	$38.94
Total Return(d)
Based on net asset value	23.37%(e)	19.60%	21.74%(f)	(43.98)%	8.41%
Based on market price	24.77%	37.27%	18.54%	(55.27)%	15.75%
Ratios to Average Net Assets(g)
Total expenses	1.35%(h)	1.48%(h)	1.35%	1.33%	1.31%
Total expenses after fees waived and/or reimbursed	1.35%(h)	1.48%(h)	1.34%	1.33%	1.31%
Net investment loss	(1.14)%	(1.24)%	(0.96)%	(1.16)%	(1.25)%
Supplemental Data
Net assets, end of year (000)	$1,717,101	$1,673,591	$1,629,824	$1,524,658	$3,048,962
Portfolio turnover rate	56%	37%	38%	47%	18%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)
For financial reporting purposes, the market value of a certain investment was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on December 31, 2025.

(f)	Includes payment from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 21.68%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.34% and 1.34%, respectively.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

BST(a)
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$39.60	$34.74	$29.11	$52.40	$51.94
Net investment loss(b)	(0.30)	(0.28)	(0.23)	(0.29)	(0.43)
Net realized and unrealized gain (loss)	7.52	8.14	8.86	(20.00)	5.84
Net increase (decrease) from investment operations	7.22	7.86	8.63	(20.29)	5.41
Distributions(c)
From net investment income	(0.02)	—	—	—	—
From net realized gain	(4.18)	(1.57)	(1.48)	(2.16)	(4.27)
Return of capital	—	(1.43)	(1.52)	(0.84)	—
Total distributions	(4.20)	(3.00)	(3.00)	(3.00)	(4.27)
Dilutive effect of rights offer (Note 10)	—	—	—	—	(0.68)
Net asset value, end of year	$42.62	$39.60	$34.74	$29.11	$52.40
Market price, end of year	$40.54	$36.56	$33.66	$28.37	$49.97
Total Return(d)
Based on net asset value	19.77%(e)	23.84%	30.78%	(39.56)%(f)	9.44%
Based on market price	23.40%	18.01%	30.03%	(38.23)%	1.70%
Ratios to Average Net Assets(g)
Total expenses	1.11%(h)	1.07%	1.09%	1.11%	1.05%
Total expenses after fees waived and/or reimbursed	1.11%(h)	1.07%	1.09%	1.11%	1.00%
Total expenses after fees waived and/or reimbursed and excluding offering cost and dividend expense	1.10%	1.07%	1.09%	1.10%	1.00%
Net investment loss	(0.75)%	(0.75)%	(0.70)%	(0.77)%	(0.78)%
Supplemental Data
Net assets, end of year (000)	$1,479,750	$1,374,876	$1,196,425	$960,703	$1,681,166
Portfolio turnover rate	40%	19%	32%	38%	31%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)
For financial reporting purposes, the market value of a certain investment was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on December 31, 2025.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 1.10%, respectively.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BTX
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Period from 03/29/21(a) to 12/31/21

Net asset value, beginning of period	$8.37	$9.03	$8.82	$16.72	$20.00
Net investment loss(b)	(0.06)	(0.11)	(0.11)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	0.43	0.28	1.09	(6.78)	(2.43)
Net increase (decrease) from investment operations	0.37	0.17	0.98	(6.91)	(2.58)
Distribution from return of capital(c)	(0.90)	(0.83)	(0.77)	(0.99)	(0.70)
Net asset value, end of period	$7.84	$8.37	$9.03	$8.82	$16.72
Market price, end of period	$6.59	$7.44	$7.33	$6.81	$14.54
Total Return(d)
Based on net asset value	6.49%(e)	3.39%	13.28%	(41.14)%(f)	(13.03)%(g)
Based on market price	0.70%	13.22%	19.09%	(47.74)%	(24.37)%(g)
Ratios to Average Net Assets(h)
Total expenses	1.46%	1.51%(i)	1.44%(j)	1.36%	1.29%(k)
Total expenses after fees waived and/or reimbursed	1.46%	1.51%(i)	1.44%(j)	1.36%	1.28%(k)
Net investment loss	(0.77)%	(1.22)%	(1.22)%	(1.22)%	(1.02)%(k)
Supplemental Data
Net assets, end of period (000)	$915,469	$1,784,961	$2,026,470	$2,026,488	$3,981,653
Portfolio turnover rate	146%	39%	37%	41%	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)
For financial reporting purposes, the market value of a certain investment was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on December 31, 2025.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.37% and 1.37%, respectively.
(j)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.33% and 1.33%, respectively.
(k)	Annualized.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BUI
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$22.65	$22.53	$22.37	$25.86	$23.80
Net investment income(a)	0.28	0.29	0.35	0.33	0.24
Net realized and unrealized gain (loss)	4.30	1.30	1.26	(2.37)	3.27
Net increase (decrease) from investment operations	4.58	1.59	1.61	(2.04)	3.51
Distributions(b)
From net investment income	(0.22)	(0.25)	(0.37)	(0.30)	(0.24)
From net realized gain	(2.45)	(0.87)	(0.59)	(0.56)	(0.76)
Return of capital	—	(0.35)	(0.49)	(0.59)	(0.45)
Total distributions	(2.67)	(1.47)	(1.45)	(1.45)	(1.45)
Net asset value, end of year	$24.56	$22.65	$22.53	$22.37	$25.86
Market price, end of year	$25.69	$23.43	$21.82	$20.77	$26.62
Total Return(c)
Based on net asset value	20.77%	7.28%	7.66%	(7.73)%	15.13%
Based on market price	22.12%	14.58%	12.30%	(16.78)%	12.65%
Ratios to Average Net Assets(d)
Total expenses	1.10%(e)	1.08%	1.08%	1.08%	1.08%
Total expenses after fees waived and/or reimbursed	1.09%(e)	1.08%	1.08%	1.08%	1.07%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.07%	1.08%	1.08%	1.08%	1.07%
Net investment income	1.16%	1.26%	1.58%	1.44%	0.97%
Supplemental Data
Net assets, end of year (000)	$591,049	$510,854	$506,462	$498,393	$559,805
Portfolio turnover rate	76%	36%	31%	36%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.08% and 1.07%,respectively.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Enhanced Large Cap Core Fund, Inc.	CII	Maryland	Diversified
BlackRock Health Sciences Term Trust	BMEZ	Maryland	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Term Trust	BSTZ	Delaware	Diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Technology and Private Equity Term Trust	BTX	Maryland	Non-diversified*
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

*	The Trust’s classification changed from diversified to non- diversified during the reporting period.
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On February 20, 2025, the Board approved certain changes to the investment policies of BTX (formerly BIGZ). The Board approved the adoption of a non-fundamental investment policy to invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies. In connection with the 80% policy change, the Board approved changing the Trust’s name to BlackRock Technology and Private Equity Term Trust. In addition, the Trust changed its ticker symbol to BTX.
On April 17, 2025, BTX shareholders approved certain changes to the Trust’s investment strategies, the Trust’s fundamental investment restriction with respect to industry concentration to allow the Trust to concentrate its investments in companies operating in one or more industries within the technology group of industries. These changes were effective on April 17, 2025.
Effective November 10, 2025, BGR, BMEZ, BME, BCX, BSTZ, BST and BUI removed their option overwriting strategy as a principal investment strategy.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of BDJ include the accounts of BDJ Subsidiary, LLC (the “BDJ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BDJ. The BDJ Taxable Subsidiary enables BDJ to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BDJ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BDJ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BDJ. Taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BDJ may invest up to 25% of its total assets in the BDJ Taxable Subsidiary. The net assets of the BDJ Taxable Subsidiary as of period end were $12,534,028, which is 0.7% of BDJ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BDJ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BDJ.
The accompanying consolidated financial statements of BCX include the accounts of BCX Subsidiary, LLC (the “BCX Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCX. The BCX Taxable Subsidiary enables BCX to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BCX Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BCX . A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BCX. Taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BCX may invest up to 25% of its total assets in the BCX Taxable Subsidiary. The net assets of the BCX Taxable Subsidiary as of period end were $15,749, which is less than 0.1% BCX’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCX Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BCX.
The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. Taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $22,478,159, which is 1.3% of BSTZ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.
Notes to Financial Statements

Notes to Financial Statements  (continued)

The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC  (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. Taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $11,987,459, which is 0.8% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Certain Russian securities held by BCX declared dividends during the period.  However, there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not recognized investment income associated with these Russian securities. Any future recognition of these dividend payments, or other dividends of Russian securities declared in prior periods subject to the same or similar restrictions imposed by Russia or other government agencies, could have a material accretive effect on the Fund’s net asset value per share.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.
Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements for uncertain tax positions, each Trust recognizes tax reclaims when the Fund determines that it is more likely than not that each Trust will sustain its position that it is due the reclaim.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Trusts may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Trusts may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.  See Income Tax Information note for the tax character of each Trust’s distributions paid during the year.
Net income and realized gains from investments held by the Cayman Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiaries in any taxable year, the loss will generally not be available to offset the Trusts’ ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Trusts’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Trust. The CODM has concluded that each Trust operates as a single operating segment since each Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Trust’ s financial statements.
Recent Accounting Standard: The Trusts adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Trusts’ adoption of the new standard did not have a material impact on financial statement disclosures and did not affect each Trust’s financial position or results of operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Trust’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
Notes to Financial Statements

Notes to Financial Statements  (continued)

•Exchange-traded options (except ETF options, equity index options or those that are customized) are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Customized exchange-traded equity options, ETF options, equity index options and Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Certain information made available by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable

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Notes to Financial Statements  (continued)

inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering.  Such agreements may obligate a fund to make future cash payments.  As of December 31, 2025, BDJ had outstanding commitments of $7,418,474. These commitments are not included in the net assets of BDJ as of December 31, 2025.
Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:
Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
BDJ
National Financial Services LLC	$ 1,641,549	$ (1,641,549)	$ —	$ —
State Street Bank & Trust Co.	415,662	(415,662)	—	—
	$ 2,057,211	$ (2,057,211)	$ —	$ —
CII
J.P. Morgan Securities LLC	$ 4,486,758	$ (4,486,758)	$ —	$ —
BMEZ
Citigroup Global Markets, Inc.	$ 2,031,357	$ (2,031,357)	$ —	$ —
Goldman Sachs & Co. LLC	737,789	(737,789)	—	—
Notes to Financial Statements

Notes to Financial Statements  (continued)

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
BMEZ (continued)
Morgan Stanley	$ 1,393,295	$ (1,393,295)	$ —	$ —
National Financial Services LLC	552,090	(552,090)	—	—
	$ 4,714,531	$ (4,714,531)	$ —	$ —
BME
Citigroup Global Markets, Inc.	$ 300,630	$ (300,630)	$ —	$ —
J.P. Morgan Securities LLC	573,149	(573,149)	—	—
	$ 873,779	$ (873,779)	$ —	$ —
BCX
J.P. Morgan Securities LLC	$ 18,228	$ (18,228)	$ —	$ —
SG Americas Securities LLC	353	(353)	—	—
	$ 18,581	$ (18,581)	$ —	$ —
BSTZ
BofA Securities, Inc.	$ 1,346,847	$ (1,346,847)	$ —	$ —
Citigroup Global Markets, Inc.	11,694,133	(11,694,133)	—	—
Goldman Sachs & Co. LLC	440,076	(440,076)	—	—
J.P. Morgan Securities LLC	995,110	(995,110)	—	—
National Financial Services LLC	1,775,538	(1,775,538)	—	—
State Street Bank & Trust Co.	584,890	(584,890)	—	—
	$ 16,836,594	$ (16,836,594)	$ —	$ —
BST
BofA Securities, Inc.	$ 225,275	$ (225,275)	$ —	$ —
Citigroup Global Markets, Inc.	4,708	(4,708)	—	—
J.P. Morgan Securities LLC	179,557	(179,557)	—	—
Morgan Stanley	809,338	(809,338)	—	—
National Financial Services LLC	476,048	(476,048)	—	—
	$ 1,694,926	$ (1,694,926)	$ —	$ —
BTX
Barclays Capital, Inc.	$ 860	$ (860)	$ —	$ —
Citigroup Global Markets, Inc.	8,977,984	(8,977,984)	—	—
J.P. Morgan Securities LLC	1,250,506	(1,250,506)	—	—
Jefferies LLC	737,892	(737,892)	—	—
National Financial Services LLC	1,227,579	(1,227,579)	—	—
	$ 12,194,821	$ (12,194,821)	$ —	$ —

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s
Consolidated Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Trust benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Trust.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to

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Notes to Financial Statements  (continued)

the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts.  Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have  delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the  Manager, the Trusts’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust, except BCX, pays the Manager a monthly fee at the following annual rates:
Average weekly value of each Trust’s net assets:
	BGR	BDJ	BOE	BME
Investment advisory fees	1.00%	0.80%	1.00%	1.00%
Average daily value of each Trust’s net assets, plus the proceeds of any outstanding debt securities or borrowings for leverage:
CII
Investment advisory fees	0.85%
Average daily value of each Trust’s net assets:
	BGY	BUI
Investment advisory fees	1.00%	1.00%
Average daily value of each Trust’s managed assets:
	BMEZ	BSTZ	BST	BTX
Investment advisory fees	1.25%	1.25%	1.00%	1.25%
For such services, BCX pays the Manager a monthly fee at an annual rate equal to 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the BCX Subsidiary, LLC (the "BCX Taxable Subsidiary") which is a majority-owned taxable subsidiary of BCX) and the average daily value of the
Notes to Financial Statements

Notes to Financial Statements  (continued)

net assets of its subsidiary, which fee is allocated pro rata between the Trust and the BCX Taxable Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the BCX Taxable Subsidiary). The BCX Taxable Subsidiary had no net assets or activity during the period ended December 31, 2025.
For purposes of calculating these fees, “net assets” mean the total assets of BGR, BDJ, BOE, BGY, CII, BME, BCX and BUI minus the sum of its accrued liabilities.
For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BTX, BSTZ and BST (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary and BST Taxable Subsidiary. The Manager does not receive separate compensation from the BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary or BST Taxable Subsidiary for providing investment management or administrative services. However, BDJ pays the Manager based on the Trust’s net assets, which includes the assets of the BDJ Taxable Subsidiary, and BSTZ and BST pay the Manager based on the Trust’s managed assets, which includes the assets of the BSTZ Taxable Subsidiary and BST Taxable Subsidiary, respectively.
With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as Sub-Adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees:  BDJ, BME, BST and BUI have each entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BDJ’s, BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BDJ’s, BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2025 amounted to $0, $0, $0 and $70,353 for each of BDJ, BME, BST and BUI, respectively.
Expense Limitations, Waivers and Reimbursements:  The Manager voluntarily agreed to waive investment advisory fees on the following Trusts as a percentage of their average weekly net assets, as follows:
BOE
0.175%
These voluntary waivers may be reduced or discontinued at any time without notice.
For the year ended December 31, 2025, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BOE	$ 1,218,505
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2025, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$ 5,162
BDJ	31,344
BOE	5,843
BGY	5,426
CII	10,613
BMEZ	37,470
BME	11,939
BCX	15,704
BSTZ	13,828
BST	7,132
BTX	30,586
BUI	10,109
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is

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Notes to Financial Statements  (continued)

invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Trusts bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and  any fees or other payments to and from borrowers of securities. Each Trust retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each of BDJ, CII, BMEZ, BME, BIGZ and BST retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds specified thresholds, each of BDJ, CII, BMEZ, BME, BIGZ and BST, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the current securities lending agreement, each of BGR, BOE, BGY, BCX, BSTZ and BUI retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds specified thresholds, each of BGR, BOE, BGY, BCX, BSTZ and BUI, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2025, each Trust paid BIM the following amounts for securities lending agent services:
Trust Name	Amounts
BGR	$ 15
BDJ	387
BOE	262
BGY	799
CII	533
BMEZ	16,240
BME	3,016
BCX	4,530
BSTZ	36,585
BST	7,714
BTX	23,540
BUI	158
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
Other Transactions:  The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2025, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:
Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BGY	$ 2,820,003	$ 5,776,078	$ 160,391
BTX	—	27,757,473	6,657,019
Notes to Financial Statements

Notes to Financial Statements  (continued)

7.
 PURCHASES AND SALES
For the year ended December 31, 2025, purchases and sales of investments, excluding short-term securities, were as follows:
Trust Name	Purchases	Sales
BGR	$ 206,309,130	$ 230,993,843
BDJ	916,042,573	1,068,130,564
BOE	329,309,956	423,359,179
BGY	341,036,913	428,248,179
CII	613,495,893	767,354,108
BMEZ	1,064,677,003	1,752,184,767
BME	287,013,517	324,803,905
BCX	768,704,481	856,307,305
BSTZ	887,201,023	1,203,721,161
BST	566,405,462	758,820,662
BTX	1,841,571,242	2,744,679,178
BUI	415,675,493	450,697,671
8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Trusts’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and net operating losses were reclassified to the following accounts:
Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BGR	$ (219,471)	$ 219,471
BDJ	(393,675)	393,675
CII	(155,077)	155,077
BMEZ	(3,203,131)	3,203,131
BME	32,536	(32,536)
BCX	(192,828)	192,828
BSTZ	(12,131,270)	12,131,270
BST	(70,401)	70,401
BTX	(11,119,899)	11,119,899
BUI	(124,190)	124,190
The tax character of distributions paid was as follows:
Trust Name	Year Ended 12/31/25	Year Ended 12/31/24
BGR
Ordinary income	$ 9,274,490	$ 8,876,987
Return of capital	20,575,155	13,896,512
	$ 29,849,645	$ 22,773,499
BDJ
Ordinary income	$ 45,289,162	$ 53,926,860
Long-term capital gains	106,145,411	71,310,181
	$ 151,434,573	$ 125,237,041

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Trust Name	Year Ended 12/31/25	Year Ended 12/31/24
BOE
Ordinary income	$ 9,231,686	$ 10,955,631
Long-term capital gains	46,777,229	—
Return of capital	—	36,227,997
	$ 56,008,915	$ 47,183,628
BGY
Ordinary income	$ 13,362,262	$ 26,539,165
Long-term capital gains	25,486,438	14,548,390
Return of capital	8,171,337	—
	$ 47,020,037	$ 41,087,555
CII
Ordinary income	$ 1,202,600	$ 1,420,313
Long-term capital gains	158,295,232	52,486,414
	$ 159,497,832	$ 53,906,727
BMEZ
Long-term capital gains	$ 24,338,179	$ —
Return of capital	119,956,518	177,775,924
	$ 144,294,697	$ 177,775,924
BME
Ordinary income	$ 1,435,632	$ 932,858
Long-term capital gains	29,811,288	27,644,801
Return of capital	9,575,682	7,344,579
	$ 40,822,602	$ 35,922,238
BCX
Ordinary income	$ 22,217,066	$ 20,754,349
Return of capital	42,509,217	32,577,896
	$ 64,726,283	$ 53,332,245
BSTZ
Long-term capital gains	$ 196,402,227	$ 76,763,205
Return of capital	—	74,781,695
	$ 196,402,227	$ 151,544,900
BST
Ordinary income	$ 490,696	$ —
Long-term capital gains	145,384,457	54,438,359
Return of capital	—	49,592,586
	$ 145,875,153	$ 104,030,945
BTX
Return of capital	$ 154,204,051	$ 184,726,032
BUI
Ordinary income	$ 12,635,567	$ 5,606,511
Long-term capital gains	49,443,840	19,545,019
Return of capital	—	7,834,340
	$ 62,079,407	$ 32,985,870
Notes to Financial Statements

Notes to Financial Statements  (continued)

As of December 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Trust Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
BGR	$ —	$ —	$ (179,186,685)	$ 96,299,680	$ (4,522)	$ (82,891,527)
BDJ	34,509,028	99,236,915	—	362,901,373	—	496,647,316
BOE	—	13,554,310	—	159,983,661	—	173,537,971
BGY	—	—	—	97,519,752	(518)	97,519,234
CII	—	43,223,316	—	388,674,774	—	431,898,090
BMEZ	—	—	—	58,951,176	(1,507,510)	57,443,666
BME	—	—	—	210,691,745	—	210,691,745
BCX	—	—	(162,416,660)	181,660,646	(10,619)	19,233,367
BSTZ	—	45,259,427	—	729,168,731	—	774,428,158
BST	—	66,221,779	—	684,036,143	—	750,257,922
BTX	—	—	(1,763,849,346)	(154,915,541)	(7,949)	(1,918,772,836)
BUI	8,575,962	33,558,327	—	139,411,835	—	181,546,124

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and options contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and the deferral of compensation to Trustees.

(c)	The Trust has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
During the year ended December 31, 2025, the Trusts listed below utilized the following amounts of their respective capital loss carryforwards:
Trust Name	Utilized
BGR	$ 24,601,208
BOE	5,383,743
BMEZ	27,330,573
BCX	47,826,365
BTX	86,035,436
As of December 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BGR	$ 258,921,818	$ 109,106,712	$ (6,408,680)	$ 102,698,032
BDJ	1,358,485,150	472,302,535	(84,579,040)	387,723,495
BOE	545,796,873	191,794,113	(12,825,760)	178,968,353
BGY	456,127,176	129,481,953	(11,806,295)	117,675,658
CII	625,294,126	412,300,881	(14,469,314)	397,831,567
BMEZ	1,013,102,477	178,493,422	(116,154,817)	62,338,605
BME	352,811,180	228,748,658	(11,866,793)	216,881,865
BCX	698,533,936	236,246,974	(52,489,167)	183,757,807
BSTZ	1,009,749,466	911,385,576	(170,462,128)	740,923,448
BST	790,806,861	842,178,118	(145,464,462)	696,713,656
BTX	1,092,108,671	243,237,360	(397,762,552)	(154,525,192)
BUI	437,984,144	156,229,660	(5,186,671)	151,042,989
9.
PRINCIPAL RISKS
In the normal course of business, each Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BDJ’ s, BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.
The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:  Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:
Sectors	Trust Name
Energy	BGR, BCX
Financials	BDJ, BTX
Health Care	BMEZ, BME
Information Technology	CII, BSTZ, BST
Materials	BCX
Utilities	BUI
Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.
Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be  more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.
Certain Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Certain Trusts invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, supply chain diversification, institution of tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.
10.
 CAPITAL SHARE TRANSACTIONS
Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
BDJ and BUI have each filed a prospectus with the SEC allowing them to issue an additional 40,000,000 and 8,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BDJ and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 40,000,000 and 6,159,012 Common Shares, respectively, remain available for issuance under the Shelf Offerings. During the year ended December 31, 2025, BDJ and BUI issued 0 and 1,373,141 shares, respectively, under the Trust’s respective current Shelf Offering and the Trust’s prior Shelf Offering. See Additional Information — Shelf Offering Program for additional information.
BME and BST had previously filed a prospectus with the SEC allowing the Funds to issue an additional 4,000,000 and 18,000,000 Common Shares, respectively, through a Shelf Offering. The Funds are no longer actively engaged in a Shelf Offering and have no effective registration statement or current prospectus for the sale of Common Shares.
Initial costs incurred by each of BDJ and BUI in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:
	Year Ended
Trust Name	12/31/25	12/31/24
BST	—	236,917
BUI	1,373,141	55,243
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Trust Name	12/31/25	12/31/24
CII	65,565	—
BST	—	43,442
BUI	139,744	21,581
Each Trust had previously adopted a one-year discount management program (the “Program”) that was comprised of four 3-month measurement periods, expiring with the measurement period ending March 31, 2025. Under the Program, each Trust offered to repurchase a portion of its common shares via tender offer if the Trust’s common shares traded at an average daily discount to NAV of more than 7.5% during a 3-month measurement period. As a result of the discount trigger being met during the respective measurement periods under the Program, certain Trusts conducted a tender offer for 2.5% of its outstanding common shares, at a price equal to 98% of the NAV per share, determined on the business day after the tender offer expired. The results of the tender offers were as follows:
BGR
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/24/25	3,894,759	14.9%	652,722	2.5%	$13.8376	$9,032,106

BOE
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/23/25	02/25/25	13,246,807	22.7%	1,462,199	2.5%	$12.1520	$17,768,642
04/16/25	05/20/25	12,288,978	21.6	1,425,644	2.5	11.8776	16,933,229

BGY
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/23/25	02/25/25	31,046,841	32.6%	2,383,023	2.5%	$6.0662	$14,455,894
Notes to Financial Statements

Notes to Financial Statements  (continued)

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
04/17/25	05/21/25	22,873,636	24.6%	2,323,447	2.5%	6.0858	14,140,034

CII
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/24/25	4,275,883	10.2%	1,049,179	2.5%	$21.1974	$22,239,867

BME
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/24/25	1,188,063	9.0%	331,387	2.5%	$42.1792	$13,977,639

BCX
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/23/25	02/25/25	17,748,385	22.1%	2,004,946	2.5%	$9.7706	$19,589,525
04/16/25	05/20/25	14,138,859	18.1	1,954,822	2.5	9.7314	19,023,155

BSTZ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/23/25	02/25/25	16,170,310	22.4%	1,807,867	2.5%	$21.6776	$39,190,218
04/17/25	05/21/25	12,715,932	18.0	1,762,670	2.5	20.0018	35,256,573

(a)	Date the tender offer period began.
Repurchase offers results for the year ended December 31, 2024 were as follows:
BGR
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	7,466,508	27.2%	686,624	2.5%	$14.5824	$10,012,626
10/15/24	11/18/24	6,002,507	22.4	669,458	2.5	14.5922	9,768,865

BDJ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	22,908,137	12.3%	4,653,377	2.5%	$9.1826	$42,730,100

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
10/15/24	11/18/24	18,268,902	10.1%	4,537,043	2.5%	9.2120	41,795,240

BOE
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	14,942,512	24.3%	1,538,145	2.5%	$12.2794	$18,887,498
10/17/24	11/20/24	14,941,364	24.9	1,499,691	2.5	12.0736	18,106,669

BGY
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	33,752,225	33.7%	2,506,796	2.5%	$6.3014	$15,796,324
10/16/24	11/19/24	33,315,326	34.1	2,444,126	2.5	5.8996	14,419,366

CII
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	5,850,437	13.3%	1,103,672	2.5%	$20.9524	$23,124,577
10/15/24	11/18/24	5,713,692	13.3	1,076,081	2.5	20.9328	22,525,388

BMEZ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	24,040,558	22.6%	2,662,856	2.5%	$17.6204	$46,920,588
10/16/24	11/19/24	21,043,412	20.3	2,596,285	2.5	16.3856	42,541,687

BME
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	1,279,599	9.2%	348,599	2.5%	$44.4822	$15,506,450
10/16/24	11/19/24	1,360,222	10.0	339,884	2.5	41.2678	14,026,265

BCX
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	22,521,822	26.7%	2,109,082	2.5%	$10.3292	$21,785,130
10/17/24	11/20/24	20,587,371	25.0	2,056,355	2.5	10.1136	20,797,152

BSTZ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	23,251,771	30.6%	1,901,766	2.5%	$21.4522	$40,797,065
Notes to Financial Statements

Notes to Financial Statements  (continued)

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
10/17/24	11/20/24	19,714,994	26.6%	1,854,222	2.5%	22.3440	41,430,736

BTX
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/22/24	08/22/24	42,424,300	18.9%	5,610,470	2.5%	$8.1242	$45,580,580
10/18/24	11/21/24	35,904,019	16.4	5,470,208	2.5	8.5750	46,907,034

(a)	Date the tender offer period began.
On January 20, 2025, the Board approved tender offers to repurchase 50% of BTX’s outstanding shares and 40% of BMEZ’s outstanding shares, at a price per share equal to 99.5% of the applicable Trust’s net asset value per common share determined following the expiration of the tender offer. In connection with the approval of these tender offers, the discount management program was terminated for each of BTX and BMEZ and the respective tender offers for the quarterly measurement period ended December 31, 2024 were cancelled.
Tender offer results were as follows:
BMEZ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
03/21/25	04/21/25	38,753,713	38.3%	38,753,713	38.3%	$14.2086	$550,636,007

BTX
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
06/09/25	07/09/25	96,627,850	45.3%	96,627,850	45.3%	$7.4924	$723,974,503

(a)	Date the tender offer period began.
On February 28, 2025, the Board approved the renewal of each Trust’s Program (excluding BMEZ and BTX), which  consisted of one measurement period beginning on January 1, 2025 and ending on September 30, 2025. Under the renewed Program, each Trust intended to offer to repurchase a portion of its common shares via tender offer if the Trust’s common shares traded at an average daily discount to NAV of more than 10% during the 9-month measurement period. The discount trigger was not met and therefore no tender offers were conducted with respect to this measurement period.
On November 14, 2025, the Board approved the renewal of each Trust’s Program (excluding BTX), which will consist of one measurement period beginning on January 1, 2026 and ending on September 30, 2026. Under the renewed Program, each Trust intends to offer to repurchase a portion of its common shares via tender offer if the Trust’s common shares trade at an average daily discount to NAV of more than 10% during the 9-month measurement period. If the discount trigger is met and a tender offer is conducted, there is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in such tender offer and there can be no assurance as to the effect that the Program will have on the market for a Trust’s shares or the discount at which a Trust’s shares may trade relative to its NAV.
As of December 31, 2025, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000, 5,000 and 5,000 Shares of BMEZ, BSTZ and BTX respectively.
11.
FOREIGN WITHHOLDINGS TAX CLAIMS
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld.  Assuming there are sufficient foreign taxes paid which BGY is able to pass through to shareholders as a foreign tax credit in the current year, the Trust will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Trust.
Certain of the outstanding foreign tax reclaims are not deemed by the Trust to meet the recognition criteria under U.S. GAAP as of December 31, 2025, and have not been recorded in the applicable Trust’s net asset value. The recognition by the Trust of these amounts would have a positive impact on the applicable Trust’s performance. If a Trust receives a tax refund that has not been previously recorded, investors in the Trust at the time the claim is successful will benefit from any resulting increase in the Trust’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

BGR, BOE, BGY BCX and BUI are each seeking a closing agreement with the Internal Revenue Service ("IRS") to address any prior years’ U.S. income tax liabilities attributable to Trust shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Trust paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Trust shareholders on their tax returns in prior years. The Trust has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
12.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’  financial statements was completed through the date the financial statements were issued and the following items were noted:
On January 16, 2026, CII issued 2,645,220 shares at a NAV of $22.69 in connection with its previously announced special distribution.
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BGR	01/02/26	01/20/26	01/30/26	$ 0.097300
	01/02/26	02/13/26	02/27/26	0.097300
	01/02/26	03/13/26	03/31/26	0.097300
BDJ	01/02/26	01/20/26	01/30/26	0.061900
	01/02/26	02/13/26	02/27/26	0.061900
	01/02/26	03/13/26	03/31/26	0.061900
BOE	01/02/26	01/20/26	01/30/26	0.082700
	01/02/26	02/13/26	02/27/26	0.082700
	01/02/26	03/13/26	03/31/26	0.082700
BGY	01/02/26	01/20/26	01/30/26	0.042600
	01/02/26	02/13/26	02/27/26	0.042600
	01/02/26	03/13/26	03/31/26	0.042600
CII	01/02/26	01/20/26	01/30/26	0.141000
	01/02/26	02/13/26	02/27/26	0.141000
	01/02/26	03/13/26	03/31/26	0.141000
BMEZ	01/02/26	01/20/26	01/30/26	0.110000
	01/02/26	02/13/26	02/27/26	0.110000
	01/02/26	03/13/26	03/31/26	0.110000
BME	01/02/26	01/20/26	01/30/26	0.262100
	01/02/26	02/13/26	02/27/26	0.262100
	01/02/26	03/13/26	03/31/26	0.262100
BCX	01/02/26	01/20/26	01/30/26	0.069700
	01/02/26	02/13/26	02/27/26	0.069700
	01/02/26	03/13/26	03/31/26	0.069700
BSTZ	01/02/26	01/20/26	01/30/26	0.162500
	01/02/26	02/13/26	02/27/26	0.162500
	01/02/26	03/13/26	03/31/26	0.162500
BST	01/02/26	01/20/26	01/30/26	0.250000
	01/02/26	02/13/26	02/27/26	0.250000
	01/02/26	03/13/26	03/31/26	0.250000
BTX	01/02/26	01/20/26	01/30/26	0.052500
	01/02/26	02/13/26	02/27/26	0.052500
	01/02/26	03/13/26	03/31/26	0.052500
BUI	01/02/26	01/20/26	01/30/26	0.136000
	01/02/26	02/13/26	02/27/26	0.136000
	01/02/26	03/13/26	03/31/26	0.136000
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Enhanced Large Cap Core Fund, Inc., BlackRock Health Sciences Term Trust, BlackRock Health Sciences Trust, BlackRock Technology and Private Equity Term Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Term Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust and subsidiary, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Enhanced Large Cap Core Fund, Inc., BlackRock Health Sciences Term Trust, BlackRock Health Sciences Trust, BlackRock Technology and Private Equity Term Trust (formerly BlackRock Innovation and Growth Term Trust), BlackRock Resources & Commodities Strategy Trust and subsidiary, BlackRock Science and Technology Term Trust and subsidiary, BlackRock Science and Technology Trust and subsidiary, and BlackRock Utilities, Infrastructure & Power Opportunities Trust (the “Funds”), including the schedules of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). Such financial statements and financial highlights of BlackRock Science and Technology Trust and BlackRock Science and Technology Term Trust are consolidated for all periods presented. Such financial statements and financial highlights of BlackRock Enhanced Equity Dividend Trust are consolidated as of and for the four years in the period ended December 31, 2025. Such financial statements and financial highlights are consolidated for BlackRock Resources & Commodities Strategy Trust as of and for the year ended December 31, 2025. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2025, and the results of their operations and their cash flows for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust,
BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend
Trust, BlackRock Enhanced Large Cap Core Fund, Inc., BlackRock Health
Sciences Term Trust, BlackRock Health Sciences Trust, BlackRock Resources &
Commodities Strategy Trust, BlackRock Science and Technology Term Trust, BlackRock
Science and Technology Trust and BlackRock Utilities, Infrastructure & Power
Opportunities Trust
For each of the five years in the period ended December 31, 2025.
BlackRock Technology and Private Equity Term Trust	For each of the four years in the period ended December 31, 2025, and for the period from March 29, 2021 (commencement of operations) through December 31, 2021.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2026
We have served as the auditor of one or more BlackRock investment companies since 1992.

2025 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2025:
Trust Name	Qualified Dividend Income
BGR	$ 9,274,489
BDJ	32,352,590
BOE	11,111,205
BGY	8,020,134
CII	6,861,796
BME	1,435,631
BCX	22,217,066
BST	4,014,755
BUI	10,784,769
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2025:
Trust Name	20% Rate Long-Term Capital Gain Dividends
BDJ	$ 106,145,411
BOE	46,777,229
BGY	25,486,438
CII	158,295,232
BMEZ	24,338,179
BME	29,811,288
BSTZ	196,402,227
BST	145,384,457
BUI	49,443,840
The Trusts intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2025:
Trust Name	Foreign Source Income Earned	Foreign Taxes Paid
BGY	$ 7,646,949	$ 40,455
BCX	15,304,133	—
The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2025:
Trust Name	Federal Obligation Interest
BGR	$ 94,038
BDJ	610,991
BOE	87,388
BGY	76,116
BME	65,128
BCX	305,069
BST	6,052
BUI	158,396
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
Trust Name	Dividends-Received Deduction
BGR	74.78%
BDJ	65.24
BOE	66.08
BGY	2.45
CII	100.00
BME	100.00
BCX	31.25
Important Tax Information

Important Tax Information (unaudited) (continued)

Trust Name	Dividends-Received Deduction
BST	100.00%
BUI	31.88
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2025:
Trust Name	Interest Dividends
BGR	$ 186,225
BDJ	1,208,458
BOE	173,476
BGY	151,114
BME	128,879
BCX	1,042,960
BST	7,188
BUI	314,465
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2025:
Trust Name	Interest- Related Dividends	Qualified Short-Term Capital Gains
BGR	$ 186,225	$ —
BDJ	1,212,903	4,232,235
BOE	173,476	92,350
BGY	151,114	3,266,480
BME	128,879	—
BCX	605,656	—
BST	12,013	—
BUI	314,465	7,527,525

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
On February 20, 2025, BlackRock Innovation and Growth Term Trust (BIGZ) changed its name and ticker symbol to “BlackRock Technology and Private Equity Term Trust” and “BTX”, respectively. In addition, effective February 20, 2025, the Trust adopted a new non-fundamental investment policy to invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies (the “80% Policy Change”) and implemented certain other changes to the Trust’s investment policies.
Effective November 10, 2025, the investment objective(s) of each of BlackRock Energy and Resources Trust (BGR), BlackRock Resources and Commodities Strategy Trust (BCX), BlackRock Utilities, Infrastructure and Power Opportunities Trust (BUI), BlackRock Health Sciences Trust (BME), BlackRock Health Sciences Term Trust (BMEZ),  BlackRock Science and Technology Trust (BST), BlackRock Science and Technology Term Trust (BSTZ) and BlackRock Technology and Private Equity Term Trust (BTX) (collectively, the “Sector Funds”) changed as indicated below:
Sector Trust	Ticker	Previous Investment Objective(s)	New Investment Objectives
BlackRock Resources and Commodities Strategy Trust	BCX	The Trust’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation.	The Trust’s investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation.
BlackRock Energy and Resources Trust	BGR	The Trust’s investment objective is to provide total return through a combination of current income and capital appreciation.	The Trust’s investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation.
BlackRock Utilities, Infrastructure and Power Opportunities Trust	BUI	The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.	The Trust’s investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation.
BlackRock Health Sciences Trust	BME	The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.	The Trust’s investment objectives are to provide total return and income primarily through long-term capital appreciation.
BlackRock Health Sciences Term Trust BlackRock Science and Technology Trust BlackRock Science and Technology Term Trust BlackRock Technology and Private Equity Term Trust	BMEZ BST BSTZ BTX	The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation.	The Trust’s investment objectives are to provide total return and income primarily through long-term capital appreciation.
In addition, effective November 10, 2025, the options writing strategy was removed from each Sector Trust’s investment strategies.
Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust
Investment Objectives and Policies
BlackRock Energy and Resources Trust (BGR)
The Trust’s investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation. The Trust seeks to achieve this objectives by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.
Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry without shareholder approval. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred shares, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. Under normal market conditions, the Trust will invest at least 30% of its total assets in at least two countries other than the United States. The Trust may invest in companies of any market capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in commodities.
The Trust may invest up to 20% of its total assets in other U.S. and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy and natural resources industry. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”
The Trust may engage in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)
The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.
Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit.
Leverage: The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
The Trust’s investment objective is to provide current income and capital appreciation. The Trust’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)).
The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. BlackRock Advisors, LLC (the “Manager”) from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security based on such factors as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.
Under normal circumstances, the Trust seeks to invest at least 80% of the its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Trust’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Index (the “Russell 1000 Index”).  The Russell 1000 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The 80% policy noted above is a non-fundamental policy of the Trust and may not be changed without 60 days’ prior notice to shareholders.
The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s stockholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
To the extent the Trust invests in dividend-paying common stocks, the Manager currently intends to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (“Dividends Received Deduction”) pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”).  Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual stockholders are generally passed through to such stockholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate stockholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate stockholder of investing in the Trust. Corporate stockholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate stockholders of the Trust.
Investment in the Trust’s common stock offers the individual investor several potential benefits. The Trust offers investors the opportunity to invest in a professionally managed portfolio which contains common stocks and preferred securities of U.S. and foreign issuers. The Manager provides professional management, which includes the extensive securities and credit analysis needed to invest in common stocks, preferred securities and foreign securities. The Trust also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations.
The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, total return swaps, short selling and foreign exchange transactions. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.
The Trust may vary its investment objective and policies for temporary defensive purposes during periods in which the Manager believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Trust’s cash fully invested, including during the periods which the net proceeds of the offering are being invested. Under such conditions, the Trust may invest up to 100% of its total assets in securities issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Manager to be consistent with a defensive posture, or may hold its assets in cash.

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Investment Objectives and Policies (continued)
Leverage: The Trust does not currently intend to, but may, leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
BlackRock Enhanced Equity Dividend Trust (BDJ)
The Trust’s primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.
The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust uses an option strategy that writes options on approximately 50-60% of its total assets.
Under normal market conditions, the Trust invests at least 80% of its total assets in dividend-paying equities. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. Under normal market conditions, the Trust may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.
To the extent the Trust invests in dividend-paying common stocks, BlackRock Advisors, LLC (the “Manager”) may emphasize those securities that: (i) are eligible to pay “qualified dividend” income, and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income properly reported as being included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC reports as qualifying for the dividends received deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the dividends received deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals, or (ii) the dividends received deduction for corporate shareholders of the Trust.
The Trust may invest up to 20% of its total assets in preferred securities.
The Trust may invest up to 10% of its total assets in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies.
The Trust may invest in shares of real estate investment trusts.
The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Trust may invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of its total assets.  The Trust will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the United States; (ii) such company’s primary business office is in the United States; (iii) the principal trading market for such company’s assets are located in the United States; (iv) 50% or more of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from the United States.
The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.
The Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own.  The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.
The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust   may also make short sales “against the box” without respect to such limitations.
Leverage: The Trust may borrow funds for investment purposes and/or issue debt securities or preferred shares to purchase additional securities. These practices are known as “leverage.” The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Manager may from time to time determine. The Trust may borrow in an amount up to 5% of its total assets for temporary or emergency purposes.
The Trust currently does not intend to incur indebtedness or issue preferred shares for investment purposes, except in connection with derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell futures contracts and options thereon, swaps, forward foreign currency contracts and various interest rate transactions, short sales, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies.
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The Trust may enter into derivative securities transactions that have leverage embedded in them.
BlackRock Enhanced Global Dividend Trust (BOE)
The Trust’s investment objective is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation.  The Trust’s investment objectives are not fundamental and may be changed without prior shareholder approval.
The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by utilizing an option writing strategy to enhance current gains.  BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security, based on factors such as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.
The Trust also seeks to achieve its investment objectives by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities.  The Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks.  These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.  As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Under normal market conditions, the Trust is required to invest at least 80% of its net assets in dividend-paying equity securities. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. Under normal market conditions, the Trust is required to invest at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest directly in such securities or synthetically through the use of derivatives. Equity securities in which the Trust invests include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts.  The Trust may invest in companies located anywhere in the world.  The Trust may invest in companies of any size market capitalization, but intends to invest primarily in the securities of large capitalization companies. The Trust may invest in companies conducting initial public offerings.  The Trust may invest up to 25% of its total assets in equity securities of issuers in emerging countries. The Trust may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets. The Trust may invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”
Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust’s investment strategy causes it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. Under normal market conditions, the Trust invests in the equity securities of issuers in at least three different countries, including the United States. However, the Trust may invest in the securities of non-U.S. issuers without limit.
The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps and credit default swaps and short selling and foreign exchange transactions.  Each of these portfolio strategies is described below.  No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.
The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.
To the extent the Trust invests in dividend-paying common stocks, the Advisors currently intend to emphasize those securities that:  (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”).   Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals.  Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates.  Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations.  Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction.  Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so.  If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust.  Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow.  No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for:  (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate shareholders of the Trust.
In selecting investments for the Trust, the Advisors combine fundamental research with a top-down strategy, analyzing 70 sub-industry groups on an ongoing basis.  The Advisors seek to identify companies that it believes have the potential to outperform the market.  The Advisors’ investment techniques for the Trust include assessing industry structure and dynamics, evaluating growth catalysts on an industry and individual company basis and assessing a company’s valuation relative to the broad market and its respective industry group.  The Advisors seek to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.
Leverage: The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.
The Trust may enter into derivative securities transactions that have leverage embedded in them.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)
BlackRock Enhanced International Dividend Trust (BGY)
The Trust’s primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. “Current gains” means gains realized from the Trust’s option strategy (described below) pursuant to which the Trust seeks to enhance monthly distributions to investors. The Trust’s investment objectives may be changed without shareholder approval.
The Trust seeks to achieve its objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Trust may invest up to 20% of its total assets in equity securities of issuers located in the United States. The Trust may invest up to 50% of its total assets in equity securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. Equity securities in which the Trust anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts.
Under normal circumstances, the Trust anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, in which case the Trust would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Trust considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Trust will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Trust may deviate very substantially from the allocation described above.
The Trust seeks to generate current dividends and income by investing in equity securities that pay dividends. The Trust will seek income a portion of which is classified as “qualified dividend income,” which is dividend income that is eligible to be taxed at a maximum U.S. federal income tax rate of generally 20%. The lower U.S. federal tax rates generally apply to dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by both the Trust and the shareholder.
As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. The Trust may utilize over-the-counter options to a significant extent in order to employ its option strategy. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
A call option written by the Trust on a security is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust’s custodian segregates sufficient cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the Board of Trustees (the “Board”))) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.
A put option written by the Trust on a security is “covered” if the Trust segregates assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.
An index- or sector-oriented option is considered “covered” if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index options.”
The Trust generally intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
The Trust may hold or have exposure to equity securities of issuers of any size, including small and medium capitalization companies, and to issuers in any industry or sector. The Trust will not invest 25% or more of its total assets in securities of issuers in any single industry.
The Trust may invest in the securities of smaller, less seasoned companies. The Trust also may engage in short sales of securities and may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board.
Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures
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contracts and options thereon, engage in swaps and purchase derivative instruments that combine features of these instruments for hedging and risk management purposes or to enhance total return. The percentage limitations set herein apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.
Leverage: Although the Agreement and Declaration of Trust of the Trust provides that the Board of the Trust may authorize the Trust to issue preferred shares or incur indebtedness, the Trust currently does not intend to issue preferred shares or incur indebtedness for investment purposes.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
BlackRock Health Sciences Term Trust (BMEZ)
The Trust’s investment objectives are to provide total return and income primarily through long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) believes that the knowledge and experience of its Health Sciences Team enable it to evaluate the macro environment and assess its impact on health sciences companies and the various sub-industries within the health sciences group of industries. Within this framework, the Manager identifies stocks with attractive characteristics, evaluates the use of options and provides ongoing portfolio risk management.
The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the health sciences group of industries as a whole. The Manager evaluates health sciences sub-industries (i.e., pharmaceuticals, biotechnology, medical devices, healthcare services, etc.). Selection of sub-industries within the health sciences group of industries is a result of both the Manager’s sub-industry analysis, as well as the Manager’s bottom-up fundamental company analysis. Risk/reward analysis is a key component of both top-down and bottom-up analysis.
Bottom-up security selection is focused on identifying companies with the most attractive characteristics within each sub-industry of the health sciences group of industries. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its Health Sciences Team enables it to identify attractive health sciences securities.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
The Trust will consider a company to be principally engaged in the health sciences group of industries if (i) it is classified in an industry within the health sciences group of industries by a third-party industry classification system or (ii) it is not classified in any industry by such third-party industry classification system and the Manager determines that the company is principally engaged in the health sciences group of industries.
Companies in the health sciences group of industries include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other companies in the health sciences group of industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. The Trust will concentrate its investments in the health sciences group of industries.
While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences companies include those engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance; improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The Trust will focus its investments in mid- and small-capitalization companies. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of health sciences companies and limited partnership interests in REITs that own hospitals.
The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”
The Trust may invest up to 20% of its total assets in other investments, including equity securities issued by companies that are not principally engaged in the health sciences group of industries and debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)
those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.  “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries unless it provides shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
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Investment Objectives and Policies (continued)
BlackRock Health Sciences Trust (BME)
The Trust’s investment objectives are to provide total return and income primarily through long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
The Trust’s investment objectives may be changed by the Board of Trustees without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry unless it provides shareholders with notice at least 60 days prior to changing this non-fundamental policy, or unless such change was previously approved by shareholders.
Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other health sciences industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. BlackRock Advisors, LLC (the “Manager”) determines, in its discretion, whether a company is engaged in the health sciences and related industries.
While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences industries include companies engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance, improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.
The Trust will consider a company to be principally engaged in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, its health sciences business. Although the Trust generally will invest in companies included in the Russell 3000® Index, the Trust may invest in equity securities of health sciences companies with any size market capitalization, including small and mid-cap health sciences companies and companies that are not included in the Russell 3000® Index.
The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of issuers engaged in the health sciences or related industries and equity interests in real estate investment trusts (“REITs”) that own hospitals. The Trust may invest in companies of any size market capitalization.
The Trust may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Trust may invest include trust preferred securities.
The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.
The Trust may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.
The Trust may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.
The Trust may invest in equity interests of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings).
The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.
The Trust may invest up to 20% of its total assets in other investments. These investments may include equity and debt securities of companies not engaged in the health sciences industry. Fixed-income securities in which the Trust may invest include bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities and U.S. Government and agency securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.
The Trust reserves the right to invest up to 10% of its total assets in securities rated, at the time of investment, below investment grade quality, such as those rated “Ba” or below by Moody’s Investors Service, Inc. and “BB” or below by S&P Global Ratings, or securities comparably rated by other rating agencies or in securities determined by the Manager to be of comparable quality. Such securities commonly are referred to as “high yield” or “junk” bonds.

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The Trust may invest in registered investment companies in accordance with the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Investment Company Act generally prohibits the Trust from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.
The Trust may engage in strategic transactions to facilitate portfolio management, mitigate risks and generate total return. The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Trust also may purchase derivative instruments that combine features of these instruments.
In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of securities, aggregates of securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust may engage in such transactions for bona fide hedging, risk management and other appropriate portfolio management purposes.
The Trust may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management unless it does so consistent with the rules of the Commodities Futures Trading Commission (the “CFTC”).
The Trust may engage in options and futures transactions on exchanges and options in the over-the-counter (“OTC”) markets.
The Trust intends to enter into options and futures transactions only with banks or dealers the Manager believes to be creditworthy at the time they enter into such transactions.
The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.
The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.
The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Manager believes to be creditworthy at the time they enter into such transactions.
The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.
The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The Trust may make short sales of securities for risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
The Trust may invest in illiquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary market. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted investments may sell at a price lower than similar investments that are not subject to restrictions on resale.
The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.
The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to banks, brokers and other financial institutions.
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As temporary investments, the Trust may invest in repurchase agreements. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.
The Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities when the Manager determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security. The Trust may not achieve its investment objectives when it does so. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. Short-term debt investments include U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements, which involve purchases of debt securities, and commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Leverage: The Trust does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may enter into reverse repurchase agreements and “dollar roll” transactions.
BlackRock Technology and Private Equity Term Trust (BTX) (formerly, BlackRock Innovation and Growth Term Trust)
The Trust’s investment objectives are to provide total return and income primarily through long-term capital appreciation. The Trust is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
Under normal market conditions, the Trust will invest at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology companies and privately held companies. These investments can be in any market capitalization range and will be selected for their rapid and sustainable growth potential.
Technology and technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, defense/aerospace, diversified telecom services and wireless telecom services. The Trust may invest in both developed and emerging markets. BlackRock Advisors, LLC, the Trust’s investment adviser (the “Adviser”), determines, in its discretion, whether a company is a technology or technology-related company.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships.
The Trust may invest in shares of companies through initial public offerings. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange Act.
The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described in this prospectus apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

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Investment Objectives and Policies (continued)
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may engage in active and frequent trading of portfolio securities to achieve its investment objectives.
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described in this prospectus apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.
Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.
The Trust is permitted to leverage its portfolio by entering into one or more credit facilities.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Resources & Commodities Strategy Trust (BCX)
The Trust’s investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation. The Trust will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”).
The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.  Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers. The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.
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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)
Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (“Commodity-Related Instruments”) will not exceed 20% of its total assets. Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources, forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.
The Trust may invest in such Commodity-Related Instruments either directly or indirectly through the BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands (the “Subsidiary”). Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust. The Trust may gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that, if the Trust invested in such investments directly, would not produce qualifying income for purposes of the income tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, by investing in the Subsidiary. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments.
The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.
The Manager will provide investment management and other services to the Subsidiary pursuant to the investment management agreement among the Manager, the Trust and the Subsidiary. The Trust and the Subsidiary will pay the Manager based on the Trust’s assets (excluding the value of the Trust’s interest in the Subsidiary) and the Subsidiary’s assets, respectively. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annul and semi-annual reports.
Although the Trust is permitted to invest up to 20% of its total assets in Commodity-Related Instruments, the Trust is not required to invest in Commodity-Related Instruments and does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust may invest in Commodity-Related Instruments (either directly or through the Subsidiary) when BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, believes it is advantageous for the Trust to do so.
While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources; therefore, the Trust does not currently intend to invest any assets in the Subsidiary.
The Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests directly or indirectly more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.
The Trust may invest in companies of any market capitalization located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.
The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector.
The Trust may engage in strategic transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.
The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may implement various temporary “defensive” strategies at times when the Advisors determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and short-term debt securities that may be either tax-exempt or taxable.
Under current market conditions, the Trust currently does not intend to engage in short sales or incur indebtedness or issue preferred shares for investment purposes, except the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions , repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)
Unless otherwise stated herein, the Trust’s investment objectives and investment policies are non-fundamental policies and may be changed by the Board. In addition, the percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.
BlackRock Science and Technology Term Trust (BSTZ)
The Trust’s investment objectives are to provide total return and income primarily through long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, but expects to select companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology.
In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.
The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.
The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.
Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. It is anticipated that the Trust’s investments will be focused on companies within such industries that the Manager expects will generate a majority of their revenues from the development, advancement, use or sale of new and emerging, or “next generation,” science- or technology-related products, processes or services. There is no assurance, however, that any of the Trust’s assets will be invested in such companies at any time. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds (“ETFs”) and equity interests in real estate investment trusts (“REITs”) and master limited partnerships. The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust intends to invest in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “pre-IPO securities,” which are securities of new and early stage companies, often funded by venture capital, whose securities have not been offered to the public and are not publicly traded. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes or for risk management or leveraging purposes.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other
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derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.  “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Science and Technology Trust (BST)
The Trust’s investment objectives are to provide total return and income primarily through long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, such as:
•selecting companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology (high growth science and technology stocks); and
•identifying companies that have above-average return potential based on factors such as revenue and earnings growth, profitability, valuation and dividend yield (cyclical science and technology stocks).
In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.
The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.
The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.
Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.
Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools &

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services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. Examples of potential high growth companies include those operating in IT services, the internet, software and sciences; examples of potential cyclical companies include those operating in hardware, telecom, semiconductors and components. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships. From time to time, the Trust may invest in shares of companies through initial public offerings. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes or for risk management or leveraging purposes.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
The Trust’s investment objectives are to provide total return and income through a combination of current income and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments (as defined below) anywhere in the world.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets (as described herein), and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Such companies may include, among others, electrical equipment producers (such as wind turbine manufacturers), producers of industrial and specialty chemicals (such as building insulation producers) and semi-conductor and equipment companies (such as solar panel manufacturers).
The Trust may invest in companies of any market capitalization. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, equity interests in real estate investment trusts, Canadian Royalty Trusts and master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest directly in equity securities or synthetically through the use of derivatives.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities, Infrastructure or Power Opportunities business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. BlackRock Advisors, LLC’s (the “Manager”) and BlackRock International Limited’s (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 15% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
Unless otherwise stated herein, the Trust’s investment objectives and policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

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The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Risk Factors
This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Non-Diversification Risk (BGR, BCX and BTX): The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
Limited Term Risk (BMEZ, BTX and BSTZ): In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.
Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date. The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.
If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.
Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)
The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.
The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.
Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets.  Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.
Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Common Stock Risk: Common stocks represent equity ownership in a company. Stock markets are volatile. The price of common stock will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of common stock purchased by the Trust could decline if the financial condition of the companies the Trust invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or generally adverse investor sentiment.
Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk (BGR, BDJ, BOE, BGY, BMEZ, BME, BTX, BCX, BSTZ, BST and BUI): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the

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Risk Factors (continued)
issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
Warrants Risk (BGR, BOE, BGY, BMEZ, BME, BTX, BCX, BSTZ, BST and BUI): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Depositary Receipts Risk (BGR, BOE, BGY, BMEZ, BME, BTX, BCX, BSTZ, BST and BUI): Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.  In addition to investment risks associated with the underlying issuer, depositary receipts expose the Trust to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts.  The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.
REIT Investment Risk (BDJ, BOE, BGY, BMEZ, BME, BSTZ, BST and BUI): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.
Master Limited Partnerships Risk (BGR, BCX, BSTZ, BST and BUI): The common units of a master limited partnership (“MLP”) are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Canadian Royalty Trust Risk (BGR, BCX and BUI): Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
Initial Public Offerings (“IPOs”) Risk (BOE, BMEZ, BME, BTX, BSTZ and BST): The Trust may invest in shares of companies through IPOs.  Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Investments in Unseasoned Companies (BDJ, BOE, BGY, BMEZ, BME, BTX, BCX and BSTZ): The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies.  Some of the companies in which the Trust may invest may be start-up companies which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth.  Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing.  Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general.  Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.  Further, an unseasoned company is more at risk of loss in an adverse market due to its lack of financial resources and ability to sustain itself for an extended period of time in such a market.
Dividend-Paying Equity Securities Risk (CII, BDJ, BOE, BGY and BME): Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.
The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.
Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.
Debt Securities Risk (BGR, BOE, BMEZ, BME, BCX, BSTZ, BST and BUI): Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
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Investment Objectives, Policies and Risks (continued)

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•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.
High Yield Bonds Risk (BGR, BOE, BMEZ, BME, BCX, BSTZ, BST and BUI): Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
U.S. Government Obligations Risk (CII, BMEZ, BME, BCX, BSTZ and BUI): Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Structured Securities Risk (BMEZ, BME, BCX, BSTZ and BST): Because structured securities of the type in which the Trust may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Trust may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Trust is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Trust’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility.  Derivatives involve significant risks, including:
•Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk  — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.
•Counterparty Risk  — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk  — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

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Risk Factors (continued)
•Operational Risk  — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk  — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk  — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk  — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk  — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk  — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.
Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:
•The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.
•The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.
•Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.
•The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.
Foreign Currency Transactions Risk (BGR, BDJ, BME and BCX): The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.
China Investments Risk (BGR): Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, are subject to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. Despite significant economic and market reforms in recent decades, the Chinese government’s control over certain sectors and enterprises and significant regulation of investment and industry are still pervasive. Chinese companies are subject to the risk that Chinese authorities can intervene in their operations and structure. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may disrupt China’s economy and markets and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher inflation.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, export controls, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers in which the Fund invests. Incidents involving China’s or the region’s security may adversely affect the Chinese economy and markets and the Fund’s investments. The Chinese economy is highly reliant on trade. A reduction in spending on Chinese products and services, supply chain diversification, the institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions or a trade war between China and the United States or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Certain companies may be subject to economic or trade restrictions (but not investment restrictions) imposed by the United States or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund may invest in such companies. Other economic challenges for China include indebtedness, weak consumer demand, and an aging population. China continues to face pressure from its trading partners over its exporting of its excess industrial capacity and overall approach to economic management.
The United States and China have been engaged in an ongoing trade war with one another, which has led to trade frictions between their economies and negative flow-on consequences on global markets and other nations closely affiliated with those countries. The current political climate has intensified concerns about an ongoing trade war between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. In addition, there is a risk that further capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund to decline in value. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. From time to time, China has experienced outbreaks of infectious illnesses. The country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Chinese companies, including those listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies. Many Chinese companies listed on U.S. exchanges use variable interest entities or “VIEs” in their structure as a result of foreign ownership restrictions. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant, and possibly permanent and/or total, losses for investments in VIE issuers. The Fund does not select investments based on investor protection considerations.
China Risk — Risk of Investing through Stock Connect (BGR): Investing in eligible ETFs and A-shares (“Stock Connect Securities”) through Stock Connect is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to the Daily Quota, which may restrict the Fund’s ability to invest in Stock Connect Securities through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in Stock Connect Securities through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
China Risk — Withholding Income Tax Risk (BGR): According to PRC tax regulations, a 10% withholding income tax is imposed on PRC sourced dividends and interests from non-government bonds paid to a non-PRC tax resident enterprise, unless the rate is reduced under an applicable tax treaty. From a technical perspective, withholding income tax is also applicable to capital gains realized by foreign investors on the disposal of PRC equity interests.
There are however certain tax exemptions available, some temporary in nature, highlighted below.
On November 14, 2014, the Ministry of Finance (“MoF”), China Securities Regulatory Commission and the State Taxation Administration (“STA”), acting with State Council’s approval, jointly released Circular 79, which temporarily exempts Qualified Foreign Institutional Investors (“QFIIs”) and Renminbi Qualified Foreign Institutional Investors (“RQFIIs”) from tax on capital gains derived from the trading of shares and other equity interest investments on or after November 17, 2014. Subsequently, Circulars 81 and 127 were issued to temporarily exempt tax on capital gains derived from trading of equity securities of companies domiciled in the PRC that trade on Chinese stock exchanges (“A-Shares”) through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). The duration of the temporary exemptions is not stated in the circulars and is subject to termination by the PRC tax authorities with or without notice.
On November 22, 2018, the MoF and STA jointly issued Circular 108 which states that foreign institutional investors are temporarily exempt from withholding income tax with respect to interest income on bonds derived from the PRC bond market from November 7, 2018 to November 6, 2021. On November 22, 2021, the MoF and STA issued Public Notice 34 to extend the temporary exemption from November 7, 2021 to December 31, 2025. On January 15, 2026, it was announced via Public Notice 5 of 2026 that the exemption was extended through December 31, 2027.

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Risk Factors (continued)
China Risk — Value Added Tax (“VAT”) Risk (BGR): From May 1, 2016, VAT applies to certain income derived by the Fund, including PRC sourced interest income on non-government bonds and trading gains. There are however certain tax exemptions available, some temporary in nature, highlighted below. VAT exemptions currently apply to capital gains from trading of QFII and RQFII products, A-Shares traded on the Stock Connects and debt securities traded in the China Interbank Bond Market.
On November 7, 2018, the MoF and STA jointly issued Circular 108 which states that foreign institutional investors are temporarily exempt from VAT with respect to interest income on bonds derived from the PRC bond market from November 7, 2018 to November 6, 2021. On November 22, 2021, the MoF and STA jointly issued Public Notice 34 to extend the temporary exemption from November 7, 2021 to December 31, 2025. However, on July 31, 2025, the MoF and STA jointly issued Public Notice No 4 of 2025, stating that VAT will apply with respect to interest income derived from treasury bonds, local government bonds and financial bonds issued on or after August 8, 2025. It is understood that Public Notice No 4 of 2025 does not supersede the afore-mentioned exemption for foreign institutional investors. This exemption was extended through December 31, 2027.
Any changes in PRC tax law, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities may result in a loss which could be material to the Fund. There is a risk the PRC tax authorities may withdraw the temporary tax exemptions in the future and seek to collect taxes realized on the sale of A-Shares or PCR sourced interest income on non-government bonds received by the Fund without giving any prior notice. If the temporary tax exemptions are withdrawn, any taxes may be directly borne by or indirectly passed on to the Fund and may result in a substantial impact to its net asset value. As with any net asset value adjustment, investors may be advantaged or disadvantaged depending on when the investors purchased and/or sold the shares of the Fund. There will be no retrospective restatement of the Fund’s net asset value.
BlackRock will keep the provisioning policy for tax liability under review and may, in its discretion from time to time, make a provision for potential tax liabilities if in its opinion such provision is warranted or as further clarified by the PRC in notifications.
Concentration Risk (BGR, BMEZ, BME, BTX, BCX, BSTZ and BST): The Trust’s strategy of concentrating in a particular industry means that its performance will be closely tied to the performance of a particular market segment. The Trust’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Trust than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Science and Technology Risk (BSTZ and BST): The Trust’s investments in science and technology companies expose the Trust to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Trust’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Earnings disappointments and intense competition for market share can result in sharp price declines. Profitability of science and technology companies can be negatively impacted by aggressive pricing from competitors, research and development costs, and the availability and prices of components. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.
Health Sciences and Healthcare Companies Risk (BMEZ and BME): The Trust’s investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.
Energy Sector Risk (BGR): The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. In 2020, the energy sector has experienced increased volatility. In particular, significant market volatility occurred and is continuing in the crude oil markets as well as the oil futures markets, which resulted in the market price of the front month futures contract falling fell below zero for a period of time.
Energy and Natural Resources Risk (BCX): The Trust’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.
Commodities Related Investments Risk (BCX): Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Commodities Market Risk (BCX): Stocks of companies engaged in commodities related industries, such as energy or natural resources companies, are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times.
Risks of Investing in Utilities, Infrastructure and Power Opportunities Issuers (BUI): Investments in issuers in the Utilities, Infrastructure and Power Opportunities business segments are subject to certain risks, including the following, among others:
•Utilities Companies Risk — A variety of factors may adversely affect the business or operations of Utilities issuers, including, but not limited to: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)
the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.
•Infrastructure Companies Risk — Infrastructure issuers may be susceptible to a variety of factors that may adversely affect their business and operations, including, but not limited to: high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of Infrastructure issuers to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by Infrastructure issuers.
•Power Opportunities Companies Risk — A variety of factors may adversely affect the business or operations of Power Opportunities issuers, including, but not limited to: research and development costs related to new technologies; the success or failure of efforts to develop or implement new or existing technologies; government regulation (including environmental regulation); world events and economic conditions, the cyclical nature of the energy sector; intense competition; events relating to domestic and international political developments; energy conservation; environmental costs and liabilities; and the success of exploration projects.
Innovative Securities Risk (BTX): There can be no assurance that a company identified as innovative by the Manager will ultimately introduce a new product or service or that such product or service may not be significantly delayed.
Supply and Demand Risk (BGR): A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.
Depletion and Exploration Risk (BGR): Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.
Commodity Pricing Risk (BGR): The operations and financial performance of energy and natural resources companies may be directly affected by energy commodity prices, especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)
Reverse Repurchase Agreements Risk (BDJ, BMEZ, BME, BTX, BCX, BSTZ, BST and BUI): Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (BMEZ, BME, BTX, BSTZ and BST): Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BDJ, BMEZ, BME, BCX and BSTZ): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Short Sales Risk (BDJ, BGY, BMEZ, BME, BCX, BSTZ, BST and BUI): Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.
Repurchase Agreements and Purchase and Sale Contracts Risk (BDJ, BMEZ, BME, BCX and BSTZ): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.
Risks Associated with Private Company Investments (BDJ, BMEZ, BTX, BSTZ and BST): Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.
•Late-Stage Private Companies Risk (BMEZ and BTX) — Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.
•Pre-IPO Securities Risk — Investments in pre-IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Issuers of pre-IPO securities may not have established products, experienced management or earnings history. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect an issuer of pre-IPO securities and delay or prevent such an issuer from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.
Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)
value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BMEZ, BME, BTX, BCX, BSTZ, BST and BUI): Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Subsidiary Risk (BCX): By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted, is not subject to all the investor protections of the Investment Company Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by the Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.
Securities Lending Risk (BDJ, BGY, BMEZ, BME, BTX, BCX, BSTZ, BST and BUI): The Trust may engage in securities lending. Securities lending involves the risk that the Trust may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Trust could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Trust.
Risk of Investing in the United States (BGR, CII, BDJ, BOE, BMEZ, BME, BTX, BCX, BSTZ, BST and BUI): Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Shareholder Activism Risk: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2025 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)

The following information is presented for BDJ and BUI, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form N-2.
Summary of Expenses
BlackRock Enhanced Equity Dividend Trust (BDJ)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BDJ’s common shares.
BDJ
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.01%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.80%
Other expenses	0.08
Total annual expenses	0.88
Fee waivers(d)	—
Total annual Trust operating expenses after fee waivers(d)	0.88
(a)
 If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)
 Computershare Trust Company, N.A. (the "Reinvestment Plan Agent") fees for the handling of the reinvestment of dividends will be paid by BDJ. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)
 BDJ currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.80% of its average weekly value of BDJ’s net assets.
(d)
 BDJ and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BDJ’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the
Manager or its affiliates that have a contractual fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BDJ pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BDJ (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BDJ (the “Independent Trustees”)) or a majority of the outstanding voting securities of BDJ), upon 90 days’ written notice by BDJ to the Manager.
The following example illustrates BDJ’s expenses (including the sales load of $10.00 and offering costs of $0.13) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 0.88% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 19	$ 38	$ 58	$ 117
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BDJ’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Shareholder Update

Shareholder Update (unaudited)(continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BUI’s common shares.
BUI
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	1.00%
Other expenses	0.09
Total annual expenses	1.09
Fee waivers(d)	—
Total annual Trust operating expenses after fee waivers(d)	1.09
(a)
 If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)
 Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BUI. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)
 BUI currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on BUI’s average daily managed assets. “Managed Assets” means the total assets of BUI (including any assets attributable to money borrowed for investment purposes) minus the sum of BUI’s accrued liabilities (other than money borrowed for investment purposes).
(d)
 BUI and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BUI’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BUI pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BUI (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BUI or a majority of the outstanding voting securities of BUI), upon 90 days’ written notice by BUI to the Manager.
The following example illustrates BUI’s expenses (including the sales load of $10.00 and offering costs of $0.16) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.09% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 21	$ 44	$ 70	$ 142
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BUI’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

2025 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Share Price Data
The following tables summarize each Trust’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices.  The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BDJ — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2025	$ 9.48	$ 8.68	$ 9.74	$ 9.33	(2.67)%	(6.97)%	28,202,428
September 30, 2025	9.11	8.70	9.57	9.26	(4.81)	(6.05)	23,593,805
June 30, 2025	8.89	7.60	9.39	8.29	(5.32)	(8.32)	27,340,750
March 31, 2025	8.97	8.29	9.38	8.99	(4.37)	(7.79)	27,405,351
December 31, 2024	9.04	8.10	9.40	8.91	(3.83)	(9.09)	30,703,948
September 30, 2024	8.65	8.04	9.44	8.97	(8.37)	(10.37)	33,016,032
June 30, 2024	8.32	7.81	9.32	8.92	(10.73)	(12.44)	25,713,056
March 31, 2024	8.27	7.73	9.18	8.73	(9.91)	(11.45)	34,122,416
As of December 31, 2025, BDJ’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $9.48, $9.74, and (2.67)%, respectively.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BUI — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2025	$ 27.27	$ 24.90	$ 26.12	$ 24.66	4.40%	0.97%	4,536,542
September 30, 2025	27.37	25.63	25.38	25.46	7.84	0.67	3,757,000
June 30, 2025	25.75	20.72	24.95	20.64	3.21	0.39	3,636,815
March 31, 2025	23.74	22.20	23.92	22.28	(0.75)	(0.36)	3,240,144
December 31, 2024	24.37	22.12	24.41	22.44	(0.16)	(1.43)	3,031,403
September 30, 2024	24.83	22.14	24.43	22.30	1.64	(0.72)	2,940,462
June 30, 2024	23.03	20.20	22.97	21.24	0.26	(4.90)	3,430,077
March 31, 2024	22.24	20.57	22.28	21.47	(0.18)	(4.19)	3,733,789
As of December 31, 2025, BUI’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $25.69, $24.56, and 4.60%, respectively.
Common shares of each Trust have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.
Shareholder Update

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BDJ’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BDJ.
	BDJ
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of year	$10.03	$8.74	$9.96	$9.22	$8.70
Net investment income(a)	0.18	0.18	0.18 (b)	0.16	0.17
Net realized and unrealized gain (loss)	(0.26)	1.86	(0.84)	1.14	0.91
Net increase (decrease) from investment operations	(0.08)	2.04	(0.66)	1.30	1.08
Distributions(c)
From net investment income	(0.15)	(0.08)	(0.18)(d)	(0.17)	(0.17)
From net realized gain	(0.45)	(0.67)	(0.38)(d)	(0.39)	—
Return of capital	—	—	—	—	(0.39)
Total distributions	(0.60)	(0.75)	(0.56)	(0.56)	(0.56)
Net asset value, end of year	$9.35	$10.03	$8.74	$9.96	$9.22
Market price, end of period year	$8.47	$9.92	$7.77	$9.23	$8.15
Total Return(e)
Based on net asset value	0.77%	24.52%	(6.59)%	15.06%	13.90%
Based on market price	(7.70)%	38.53%	(10.39)%	20.63%	15.11%
Ratios to Average Net Assets(f)
Total expenses	0.86%	0.87%	0.85%	0.86%	0.87%
Total expenses after fees waived and/or reimbursed	0.86%	0.87%	0.85%	0.86%	0.85%
Net investment income	2.15%	1.99%	1.85%(a)	1.73%	1.91%
Supplemental Data
Net assets, end of year (000)	$1,739,122	$1,881,675	$1,638,237	$1,868,457	$1,741,649
Portfolio turnover rate	48%	40%	34%	42%	33%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of  distributions between net realized gain and net investment income.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

2025 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BUI’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BUI.
	BUI
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of year	$22.02	$18.77	$21.12	$19.42	$19.50
Net investment income(a)	0.33	0.37	0.49	0.56	0.56
Net realized and unrealized gain (loss)	2.90	4.33	(1.39)	2.59	0.81
Net increase (decrease) from investment operations	3.23	4.70	(0.90)	3.15	1.37
Distributions(b)
From net investment income	(0.20)	(0.24)	(0.63)(c)	(0.47)	(0.49)
From net realized gain	(1.08)	(1.06)	(0.81)(c)	(0.98)	(0.53)
Return of capital	(0.17)	(0.15)	(0.01)	—	(0.43)
Total distributions	(1.45)	(1.45)	(1.45)	(1.45)	(1.45)
Net asset value, end of year	$23.80	$22.02	$18.77	$21.12	$19.42
Market price, end of period year	$25.04	$22.31	$19.76	$21.62	$18.41
Total Return(d)
Based on net asset value	15.87%	25.63%	(4.40)%	16.62%	7.57%
Based on market price	20.32%	20.91%	(1.68)%	25.93%	18.50%
Ratios to Average Net Assets(e)
Total expenses	1.13%	1.12%	1.12%	1.11%	1.13%
Total expenses after fees waived and/or reimbursed	1.10%	1.10%	1.09%	1.09%	1.13%
Net investment income	1.58%	1.78%	2.46%	2.70%	2.83%
Supplemental Data
Net assets, end of year (000)	$444,526	$383,337	$318,933	$357,776	$328,297
Portfolio turnover rate	39%	39%	28%	31%	8%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
Shareholder Update

Automatic Dividend Reinvestment Plan

Pursuant to BGR, BDJ, BOE, BGY, CII, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BGR, BDJ, BOE, BGY, CII, BMEZ, BME, BIGZ, BCX, BSTZ, BST and BUI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BMEZ, BIGZ, BST and BSTZ that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in BGR, BDJ, BOE, BGY, CII, BME, BCX and BUI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 100 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 102 Portfolios	None
Cynthia L. Egan(d) 1955	Trustee (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 100 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 100 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 100 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Trustee (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 102 Portfolios	PennyMac Mortgage Investment Trust
Trustee and Officer Information

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 102 Portfolios	None

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Operating Committee; Co-Chair
of BlackRock’s Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from 2010 to 2019;
oversaw BlackRock’s Strategic Partner Program and
Strategic Product Management Group from 2012 to 2019;
Member of the Board of Managers of BlackRock
Investments, LLC from 2011 to 2018; Global Head of
BlackRock’s Retail and iShares® businesses from 2012 to
2016.
			92 RICs consisting of 268 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)
Managing Director of BlackRock, Inc. since 2009; Head of
BlackRock Global Accounting and Product Services since
2009; Advisory Director of Family Resource Network
(charitable foundation) since 2009; Member of
BlackRock’s Global Executive Committee since 2025.
			94 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.
Further information about the BDJ’s and BUI’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.
Effective April 16, 2025, Stephen Andrews became a portfolio manager of BOE and BGY. Mr. Andrews has been employed by BlackRock since 2017.
Effective November 19, 2025, Christopher Accettella and Sam Console are no longer a portfolio manager of CII.
Effective November 19, 2025, Christopher Accettella is no longer a portfolio manager of BCX, BDJ, BOE, BGR, BGY, BME, BMEZ, BST, BSTZ and BUI.
Effective November 10, 2025, Kyle McClement is no longer a portfolio manager of BCX, BGR, BME, BMEZ, BST and BUI.
Effective November 19, 2025, Tom Piece is no longer portfolio manager of BDJ.
Effective November 28, 2025, Cem Inal became a portfolio manager of BDJ. Mr. Inal has been employed by BlackRock since 2025.
Effective December 31, 2025, Tony DeSpirito is no longer a portfolio manager of BDJ.
Effective May 8, 2025, Stephen Minar replaced Jonathan Diorio as Vice President of the Trusts.
Trustee and Officer Information

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 11, 2025 for shareholders of record on May 19, 2025  to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.
Shareholders elected the Class III Trustees as follows:
	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BDJ	139,340,216	3,054,501	139,436,049	2,958,668	139,419,106	2,975,611
BGR	19,641,285	455,139	19,589,185	507,239	19,627,734	468,690
BOE	44,028,597	428,263	44,059,185	397,675	43,995,774	461,086
BME	9,847,732	277,233	9,842,834	282,131	9,840,707	284,258
BGY	69,998,340	3,055,644	69,982,206	3,071,778	69,974,874	3,079,110
BCX	56,596,869	1,122,000	56,575,458	1,143,411	56,600,096	1,118,773
BUI	16,199,624	415,108	16,209,771	404,961	16,188,174	426,558
BST	26,057,604	582,317	26,022,803	617,118	26,042,837	597,084
For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, Arthur P. Steinmetz, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, and John M. Perlowski.
Shareholders elected the Class II Trustees as follows:
	R. Glenn Hubbard		W. Carl Kester		John M. Perlowski
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BMEZ	51,119,878	1,678,631	51,117,666	1,680,843	51,223,573	1,574,936
BSTZ	51,752,204	1,825,567	51,672,069	1,905,702	51,898,433	1,679,338
Shareholders elected the Class III Trustees as follows:
	Robert Fairbairn		J. Phillip Holloman		Arthur P. Steinmetz
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BMEZ	51,227,166	1,571,343	51,160,625	1,637,884	51,205,925	1,592,584
BSTZ	51,852,415	1,725,356	51,584,846	1,992,925	51,647,625	1,930,146
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, and Catherine A. Lynch.
Shareholders elected the Class III Trustees as follows:
	Robert Fairbairn		J. Phillip Holloman		Arthur P. Steinmetz
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
CII	32,303,395	781,864	31,853,096	1,232,163	32,318,591	766,668
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, and John M. Perlowski.
Shareholders elected the Class I Trustees as follows:
	Cynthia L. Egan		Lorenzo A. Flores		Stayce D. Harris		Catherine A. Lynch
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BTX	175,531,549	5,692,176	174,878,749	6,344,976	175,507,898	5,715,827	174,849,210	6,374,515
Shareholders elected the Class II Trustees as follows:
	R. Glenn Hubbard		W. Carl Kester		John M. Perlowski
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BTX	175,546,257	5,677,468	175,517,520	5,706,205	175,652,013	5,571,712

2025 BlackRock Annual Report to Shareholders

Additional Information (continued)

Shareholders elected the Class III Trustees as follows:
	Robert Fairbairn		J. Phillip Holloman		Arthur P. Steinmetz
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BTX	175,639,754	5,583,971	174,883,002	6,340,723	174,924,640	6,299,085
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts, other than BDJ and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BDJ and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BDJ and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BDJ’s and BUI’s Statements of Additional Information include additional information about its Board and are available, without charge upon request by calling (800)882-0052.
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Additional Information

Additional Information (continued)

Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BDJ and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BDJ and BUI only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BDJ and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trusts has delegated the voting of proxies for the Trusts’ securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trusts. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BDJ and BUI may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, BDJ and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BDJ’s and BUI’s  net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow BDJ and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BDJ and BUI have each filed a prospectus with the SEC in connection with its Shelf Offering. This report and the prospectuses of BDJ and BUI are not offers to sell BDJ and BUI Common Shares or solicitations of an offer to buy BDJ and BUI Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BDJ and BUI contains important information about BDJ and BUI, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BDJ and BUI carefully and in their entirety before investing. Copies of the final prospectuses for BDJ and BUI can be obtained from BlackRock at blackrock.com.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited(a)
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

2025 BlackRock Annual Report to Shareholders

Additional Information (continued)

Trust and Service Providers (continued)
Distributor
BlackRock Investments, LLC(b)
New York, NY 10001
(a) For BGR, BOE, BGY, BCX and BUI.
(b) For BDJ, BME, BST and BUI.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

Portfolio Abbreviation
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
LP	Limited Partnership
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SAB	Special Assessment Bonds
SAP	Subject to Appropriations

2025 BlackRock Annual Report to Shareholders

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
CEF-BK9-12/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Health Sciences Term Trust	$54,018	$53,754	$0	$0	$23,600	$17,648	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Health Sciences Term Trust	$23,988	$17,648

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Erin Xie, PhD, , Managing Director at BlackRock, and Xiang Liu, PhD, Managing Director at BlackRock. Ms. Xie and Mr. Liu are the Fund’s portfolio managers and are jointly responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Ms. Xie and Mr. Liu have been members of the Fund’s portfolio management team since 2020.

Portfolio Manager	Biography

Erin Xie, PhD	Managing Director of BlackRock since 2006.

Xiang Liu, PhD	Managing Director of BlackRock since 2023; Director of BlackRock, Inc. from 2016 to 2022; Vice President of BlackRock, Inc. from 2008 to 2016.

(a)(2) As of December 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erin Xie, PhD, MBA	4	6	3	0	1	1
	$7.50 Billion	$13.73 Billion	$3.05 Billion	$0	$23.40 Million	$2.52 Billion
Xiang Liu, PhD	4	4	3	0	1	1
	$7.50 Billion	$13.73 Billion	$3.05 Billion	$0	$23.40 Million	$2.52 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc. its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc. (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Xie and Mr. Liu may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie and Mr. Liu may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: FTSE 3-month T-bill Index; MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI WRLD HealthCare ND; Russell 3000 HealthCare Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Erin Xie, PhD, MBA	$500,001 - $1,000,000
Xiang Liu, PhD	$10,001 - $50,000

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2025.

BlackRock Health Sciences Term Trust

(1) Gross income from securities lending activities	$384,423
(2) Fees and/or compensation for securities lending activities and related services
a. Securities lending income paid to BIM for services as securities lending agent	16,240
b. Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	3,103
c. Administrative fees not included in (a)	0
d. Indemnification fees not included in (a)	0
e. Rebate (paid to borrowers)	285,422
f. Other fees not included in (a)	0
(3) Aggregate fees/compensation for securities lending activities	$304,765
(4) Net income from securities lending activities	$79,658

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Health Sciences Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Health Sciences Term Trust

Date: February 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Health Sciences Term Trust

Date: February 24, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Health Sciences Term Trust

Date: February 24, 2026